UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Host Hotels & Resorts, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of person(s) filing proxy statement, if other than the registrant)

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HOST HOTELS & RESORTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND 2025 PROXY STATEMENT

EMBASSY SUITES
1 HOTEL
Demonbreun St
8th Ave S
MUSIC CITY CENTER

HOST
HOTELS & RESORTS®

April 3, 2025
Dear Fellow Stockholder:
I am pleased to invite you to our 2025 Annual Meeting of Stockholders of Host Hotels & Resorts, Inc., which will be held at
11:30 a.m., Eastern time on Wednesday, May 14, 2025, by means of a virtual meeting. At the virtual meeting, participants will join via a website where they can listen to the speakers and view management’s presentation. If you attend the meeting as a stockholder of record or beneficial owner who has registered in advance, you will be able to vote your shares electronically and submit questions and comments and hear the Company’s responses.  At the annual meeting, we will ask you to elect our Board of
Directors, ratify the selection of KPMG LLP as our independent registered public accountant and vote to approve executive compensation.  These proposals are described in detail in the attached Notice of 2025 Annual Meeting of Stockholders and Proxy
Statement. Our 2024 Annual Report is also included, which we encourage you to read.
Building a Stronger Host Hotels
Over the course of 2024, Host delivered operational improvements and continued to successfully allocate capital through multiple means, including acquisitions, reinvestment in the portfolio, and returning capital to stockholders in the form of dividends and share repurchases.  Our accomplishments during the year included the following:
▶we acquired $1.5 billion of iconic and irreplaceable real estate across four properties including the 1 Hotel Nashville and
Embassy Suites by Hilton Nashville Downtown, the 1 Hotel Central Park, and The Ritz-Carlton O'ahu, Turtle Bay;
▶we invested approximately $548 in capital expenditures and resiliency investments at our properties;
▶we returned $739 million to stockholders in the form of dividends declared and share repurchases;
▶we made progress on the Hyatt Transformational Capital Program, where we are completing transformational renovations at six properties in our portfolio, as well as the 40-unit residential condo development at our Four Seasons Resort Orlando at Walt Disney World® Resort; and
▶most importantly, we maintained our investment grade balance sheet and well laddered maturity schedule.
We believe the Company is well positioned to take advantage of potential opportunities in the future.
Driving Sustainable Growth
Corporate responsibility is a critical part of Host’s values and business strategy. We strive to build upon and advance our industry-
leading corporate responsibility (CR) program, which is one of our highest priorities and fundamental to Host's sustainable long-
term growth and success. In our 2024 Corporate Responsibility Report, we present our CR strategy and 2050 net positive vision, our next generation 2030 environmental and social targets and our progress towards these goals and targets, along with our environmental, social and governance (ESG) initiatives. Recognizing our strong ESG practices, we were honored to once again be named to the Dow Jones Best-in-Class World Index (formerly the Dow Jones Sustainability World Index) and Dow Jones Best-in-
Class North America Index and included among the world’s most sustainable companies in S&P Global’s Sustainability Yearbook.
This recognition further solidifies our position as a global sustainability leader and is a testament to our commitment to transparency, accountability and responsible investment.
We have also continued to emphasize social initiatives and employee-related programs, including investing in our human capital, advancing inclusion across our value chain and creating economic opportunity within local communities. We received NAREIT’s prestigious 2024 Diversity Impact Award for large cap REITs in recognition of our exemplary social responsibility leadership and commitment to an inclusive workplace culture. We also continued to expand our supplier base by partnering with Procure Impact and signing the Dignity of Work pledge to help create employment opportunities for underserved populations through responsible sourcing. Additionally, reinforcing our strong governance practices, we have developed structured oversight and engagement mechanisms to manage risks and promote innovation across critical environmental and social topics. We invite you to learn more about our CR program by visiting our website or by reading our 2024 Corporate Responsibility Report.
Your Vote is Important
The attendance of stockholders at our annual meeting helps maintain communication and can improve stockholders’ understanding of our business. We hope you will be able to join us online. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by internet, by telephone or by requesting and returning a proxy card. Instructions for these convenient ways to vote are set forth on the enclosed materials.
Thank you for your continued interest in Host Hotels & Resorts.
Sincerely,
Richard E. Marriott
Chairman of the Board

4747 Bethesda Ave., Suite 1300 Bethesda, Maryland 20814

Notice of 2025 Annual Meeting of Stockholders
We cordially invite you to attend the 2025 Annual Meeting of Stockholders of Host Hotels & Resorts, Inc., a Maryland corporation, and any postponements or adjournments of the meeting.

Meeting Date:	Wednesday, May 14, 2025

Meeting Time:	11:30 a.m., Eastern time

Location:	Online at https://meetnow.global/HST
At the 2025 Annual Meeting, stockholders as of the record date will be asked to consider and vote upon the matters listed below, as more fully described in the proxy statement. We intend to hold the Annual Meeting virtually. Stockholders will be able to join the meeting via the website noted above where they can listen to the speakers, view management’s presentation, submit questions and comments, hear the Company’s responses, and vote their shares electronically. In order for stockholders to submit questions and vote, stockholders will be required to follow the procedures set forth in the attached Proxy Statement under the heading “Attendance and Voting Matters.” We encourage stockholders to join the meeting 15 minutes before the start time to ensure a proper connection.
Agenda
1.Election of nine directors;
2.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for 2025;
3.An advisory resolution to approve executive compensation; and
4.Transaction of any other business that may be properly brought before the annual meeting.
Record Date
You may vote if you were a holder of record of our common stock at the close of business on March 17, 2025, the record date.
By Order of the Board of Directors
Julie P. Aslaksen
Secretary
April 3, 2025

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
VIA THE INTERNET Go to the website address shown on your Notice of Internet Availability of Proxy Materials (the “Notice”) and vote via the Internet	BY MAIL Mark, sign, date and return a proxy card which can be requested by following the instructions shown on your Notice

BY TELEPHONE Registered holders can vote by telephone by calling the toll-free number listed on the proxy card, which may be requested by following the instructions shown on your Notice	IN PERSON Attend the virtual annual meeting
i
Proxy Statement Table of Contents

Page
PROXY SUMMARY ..................................................................................................................................................................................	1

PROPOSAL ONE — ELECTION OF DIRECTORS ...........................................................................................................................	8
Board Composition .................................................................................................................................................................................	8
Director Nominee Highlights .................................................................................................................................................................	9
Voting Standard ......................................................................................................................................................................................	9
Summary of 2025 Director Qualifications and Experience ..............................................................................................................	10
Demographic Background ....................................................................................................................................................................	11
Nominees For Director ..........................................................................................................................................................................	12

CORPORATE GOVERNANCE AND BOARD MATTERS .................................................................................................................	19
Corporate Governance and Code of Business Conduct and Ethics .............................................................................................	19
Independence of Directors ...................................................................................................................................................................	19
Board Leadership ...................................................................................................................................................................................	20
Communications with Directors ............................................................................................................................................................	21
Stockholder Outreach and Engagement ............................................................................................................................................	21
The Board’s Role in Risk Oversight .....................................................................................................................................................	26
Culture at Host .........................................................................................................................................................................................	29
Board and Management Approach to Sustainability ........................................................................................................................	29
2024 Workforce Composition ...............................................................................................................................................................	31
Succession Planning ..............................................................................................................................................................................	32
Political Contributions Policy and Trade Association Memberships ..............................................................................................	32
Meetings and Committees of the Board .............................................................................................................................................	33
Process for Selecting Directors ............................................................................................................................................................	35
Stockholder Nominations and Recommendation of Director Candidates ....................................................................................	37
Director Orientation and Continuing Education .................................................................................................................................	37
Annual Performance Assessment .......................................................................................................................................................	37

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS ..	38
Principal Accountant Fees and Services ............................................................................................................................................	39
Pre-Approval Policy for Services of Independent Registered Public Accountants .....................................................................	39
Policy for Hiring Members of the Audit Engagement Team ............................................................................................................	39
Other Company Accountants and Auditors .......................................................................................................................................	40
Report of the Audit Committee .............................................................................................................................................................	40

PROPOSAL THREE — ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION ......................................	41
ii

Page

COMPENSATION DISCUSSION AND ANALYSIS .............................................................................................................................	42
2024 Company Performance Highlights .............................................................................................................................................	42
Our Compensation Program .................................................................................................................................................................	44
Determining 2024 Compensation ........................................................................................................................................................	48
Role of the Culture and Compensation Committee, Market Data and Peer Group .....................................................................	59
Role of the Compensation Consultant .................................................................................................................................................	60
Culture and Compensation Committee Interlocks and Insider Participation ................................................................................	61
Risk Considerations ................................................................................................................................................................................	61
Additional Policies and Benefits ...........................................................................................................................................................	61

EXECUTIVE OFFICER COMPENSATION ...........................................................................................................................................	65
Summary Compensation Table for Fiscal Year 2024 ........................................................................................................................	65
Grants of Plan-Based Awards in Fiscal Year 2024 ...........................................................................................................................	67
Outstanding Equity Awards at 2024 Fiscal Year End .......................................................................................................................	68
Option Exercises and Stock Vested in Fiscal Year 2024 .................................................................................................................	69
Nonqualified Deferred Compensation .................................................................................................................................................	69
Severance, Retirement and Change in Control Payments ..............................................................................................................	70
Securities Authorized for Issuance Under Equity Compensation Plans ........................................................................................	73
CEO Pay Ratio .........................................................................................................................................................................................	73
Pay Versus Performance .......................................................................................................................................................................	74
Culture and Compensation Committee Report ..................................................................................................................................	79

DIRECTOR COMPENSATION ................................................................................................................................................................	80
2024 Director Fees .................................................................................................................................................................................	80
2024 Director Compensation Program................................................................................................................................................	80

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ...........................................................	83

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS ...................................................................................	85
Policy on Transactions and Arrangements with Related Persons ..................................................................................................	85
Related Person Transactions ................................................................................................................................................................	86

STOCKHOLDER PROPOSALS FOR OUR NEXT ANNUAL MEETING .........................................................................................	88
Proxy Statement Proposals ...................................................................................................................................................................	88
Director Nominations for Inclusion in Proxy Materials (Proxy Access) ..........................................................................................	88
Other Proposals and Nominations ........................................................................................................................................................	88

ATTENDANCE AND VOTING MATTERS ............................................................................................................................................	89

OTHER MATTERS ....................................................................................................................................................................................	93
Other Business at the Annual Meeting ................................................................................................................................................	93
Delinquent Section 16(a) Reports: None ............................................................................................................................................	93
Online Annual Report to Stockholders ................................................................................................................................................	93
iii
Proxy Statement. The Board of Directors of Host Hotels & Resorts, Inc. is soliciting proxies to be voted at our 2025 Annual
Meeting of Stockholders on May 14, 2025, and at any postponements or adjournments of the meeting. We expect that this proxy statement will be mailed and made available to stockholders beginning on or about April 3, 2025.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 14, 2025.
The Company’s proxy statement for the 2025 Annual Meeting and our Annual Report to Stockholders for 2024 are both available free of charge at https://www.proxydocs.com/HST. References in this proxy statement and accompanying materials to internet websites are for the convenience of readers. Information available at or through these websites is not incorporated by reference in this proxy statement. The contents of our Corporate Responsibility Report and other corporate responsibility materials on our website are not incorporated by reference into this proxy statement and do not form a part of this proxy statement.
Forward-Looking Statements and Other Disclaimers. This proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our environmental and social goals, commitments, and strategies (collectively, “ESG Initiatives”). These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks and uncertainties that are discussed in our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. Our ESG initiatives are also subject to additional risks and uncertainties, including regarding the evolving nature of data availability, quality, and assessment; related methodological concerns; our ability to implement various initiatives under expected timeframes, cost, and complexity; our dependency on third parties, including our hotel managers, to provide certain information and to comply with applicable laws and policies; and other unforeseen events or conditions. These factors, as well as others, may cause results to differ materially and adversely from those expressed in any of our forward-looking statements. We assume no obligation to update any forward-looking statements or information, which speak as of their respective dates.
Additionally, certain ESG information provided in this proxy statement is not necessarily material for SEC reporting purposes and is instead informed by various ESG standards and frameworks (including standards for the measurement of underlying data), internal controls, and assumptions or third-party information that are still evolving and subject to change. For example, our disclosures based on any standards may change due to revisions in framework requirements, availability of information, changes in our business or applicable government policies, or other factors, some of which may be beyond our control.

Proxy Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.
Meeting and Voting Information

Date and Time May 14, 2025, 11:30 a.m., Eastern time	Record Date March 17, 2025
Place Online at https://meetnow.global/HST	# of common shares eligible 693,227,083
Voting Matters

Matter	Board Recommendation	Page Reference
Proposal 1 - Election of Directors	FOR EACH DIRECTOR NOMINEE	8
Proposal 2 - Ratification of Appointment of KPMG LLP	FOR	38
Proposal 3 - Advisory Resolution to Approve Executive Compensation	FOR	41
Board Nominees
The following table provides summary information about each director nominee. Directors are elected annually by a majority of the votes cast.

	Director Since		Committee Memberships*			Other U.S. Public Company Boards
Name, Age		Principal Occupation	A	C	NGCR
Mary L. Baglivo, 67	2013	Chief Executive Officer The Baglivo Group				Urban Edge Properties Ollie's Bargain Outlet Holdings
Herman E. Bulls, 69	2021	Vice Chairman, Americas Jones Lang LaSalle	(F)			Comfort Systems, USA Fluence Energy
Diana M. Laing, 70	2022	Former Chief Financial Officer of American Homes 4 Rent	(F)			CareTrust REIT Alexander & Baldwin The Macerich Company
Richard E. Marriott, 86	1993	Chairman of the Board
Mary Hogan Preusse, 56	2017	Founder and Principal of Sturgis Partners LLC	(F)			Digital Realty Trust Kimco Realty Realty Income
Walter C. Rakowich, 67	2012	Former Chief Executive Officer of Prologis	(F)			Iron Mountain Ventas
James F. Risoleo, 69	2017	President and Chief Executive Officer
Gordon H. Smith, 72 Independent Lead Director	2009	Former President & CEO of the National Association of Broadcasters				Beasley Broadcast Group
A. William Stein, 71	2017	Executive Managing Director and Chief Investment Officer of Primary Digital Infrastructure	(F)

*A	Audit Committee	C	Culture and Compensation Committee
	Chair of the Committee	NGCR	Nominating, Governance and Corporate Responsibility Committee
(F)	Audit Committee Financial Expert

2024 Performance Highlights
Over the course of 2024, we delivered operational improvements and continued to successfully allocate capital through acquisitions, reinvestment in our portfolio, dividends and share repurchases. During the year, we acquired $1.5 billion of iconic and irreplaceable real estate across four properties located in Nashville, Tennessee, New York, New York and O'ahu, Hawaii. In
addition, we significantly reinvested in our portfolio through capital expenditures and resiliency investments, and we returned capital to our stockholders in the form of dividends and share repurchases. We also maintained our investment grade balance sheet and a well laddered maturity schedule, while continuing to position the Company to take advantage of potential opportunities in the future.

Achieved Operational Improvements

Delivered operational improvements across our portfolio, driven by increases in room rates, leading to a comparable hotel revenue per available room (RevPAR) increase of 0.9% year-over-year. RevPAR is a commonly used measure within the hotel industry to evaluate hotel operations. Comparable hotel total RevPAR growth, which also includes food and beverage revenues, spa and other ancillary services revenues, increased 2.1% compared to 2023, based on the strength of out-of-room spending.  For more information on these measures, and our 2024 results, see the
Company’s Annual Report on Form 10-K.

Completed Multiple Acquisitions

Acquired $1.5 billion of iconic and irreplaceable real estate across four properties, including the 1 Hotel Nashville and
Embassy Suites by Hilton Nashville Downtown, the 1 Hotel Central Park, and The Ritz-Carlton O'ahu, Turtle Bay, three of which are located in new markets for the Company.

Reinvested in Our Portfolio

Invested $548 million in capital expenditures and resiliency investments at our properties and made progress on the
Hyatt Transformational Capital Program (HTCP), a three-to-four year comprehensive renovation program at six of our
Hyatt properties that seeks to target returns through enhanced owner's priority and market share gains. We also made substantial progress on the 40-unit residential condominium development at the Four Seasons Resort Orlando at Walt Disney World® Resort.

Maintained Investment Grade Balance Sheet and Well Laddered Maturity Schedule

Issued $1.3 billion of senior notes through two separate underwritten public offerings and repaid $400 million of senior notes at maturity.

Returned Capital to Stockholders

Returned over $632 million of capital to stockholders through dividends, bringing the total dividends declared for the year to $0.90 per share with a dividend yield of 5.1% based on the Company's closing stock price of $17.52 as of
December 31, 2024. We also repurchased $107 million of shares of common stock at an average price of $16.99 per share.

Cumulative Total Stockholder Return Performance
The Company strongly outperformed its peers from a cumulative total stockholder return (TSR) perspective on a 3- and 5-year basis, but slightly underperformed on a 1-year basis as measured by the TSR of the NAREIT Lodging & Resorts Index.

15.00%
9.70%
2.90%
-5.50%
-2.00%
-7.00%
1-Year
3-Year
5-Year
Host Hotels & Resorts, Inc.
NAREIT Lodging & Resorts Index

Performance is measured for the 1-, 3- and 5-year periods ended December 31, 2024. Total stockholder return is calculated by the growth in capital from purchasing a share in the company and assuming dividends and share distributions are reinvested in the applicable company at the time they are paid. The returns shown are based on historical results and are not intended to suggest future performance.
Snapshot of Director Experience
The Company is committed to having a Board that consists of directors who bring the optimal mix of skills, expertise and backgrounds to promote effective oversight of the execution of our business strategy. The Nominating, Governance and Corporate
Responsibility Committee and the Board believe it is important for the Board to be “refreshed” by adding directors from time to time, and two new independent directors joined the Board since 2021. The Committee and the Board also believe that long-serving directors bring critical skills and historical perspective to the Board, which are valuable in a cyclical business such as the lodging industry. The Committee and Board seek a balanced mix of both new and experienced directors and believe this balance is achieved with the current nominees.

Our Director nominees exhibit an effective mix of skills,
experience, backgrounds and fresh perspectives.

TENURE

■ 0-4 Years	■ 9-11 Years
■ 5-8 Years	■ >11 Years

RACE/ETHNICITY

GENDER
women
BOARD NOMINEE SKILLS

Redefining the operating model
For individualized skills matrix, see page 10.	Real Estate / Lodging
Sustainability / Corporate Responsibility
Management / Operations
Gaining market share
Marketing / Brand Management
Strategically allocating capital
Accounting / CFO / Auditing
Investments / Capital Markets
Core functional expertise
Business Head
Corporate Governance / Risk Management
Legal
Government / Public Policy
IT / Cybersecurity
Academia / Education

Stockholder Engagement and Dialogue
We are committed to continued stockholder engagement so that the Board of Directors remains informed of stockholders’
perspectives and can incorporate the feedback into Board discussions and decisions. In 2024, we continued our robust ESG-
focused outreach. Over the course of the year, we reached out to 26 investors representing approximately 70% of our outstanding shares.  While most stockholders accepted meetings, several stockholders indicated that after reviewing our disclosure documents they did not require a meeting or have any questions or concerns. We engaged with 11 investors representing approximately 53%
of our stockholder base. For more information on our stockholder engagement and the steps taken in response to investor feedback, see “Corporate Governance and Board Matters - Stockholder Outreach and Engagement.”
CONTACTED
26 investors
representing
70% of our
outstanding
shares
RECEIVED
FEEDBACK
from this
engagement and
IMPLEMENTED
CHANGES
ENGAGED
with 11 investors
representing
53% of our
stockholder base
Corporate Governance Highlights
The Company is committed to the values of effective corporate governance and high ethical standards. Our Board believes that these values are conducive to strong performance and the creation of long-term stockholder value. Our governance framework gives our highly experienced independent directors the structure necessary to provide oversight, advice and counsel to the
Company. This framework is described in more detail in our Corporate Governance Guidelines and Code of Business Conduct and
Ethics, which can be found in the Corporate Governance section of our website.

Board Independence	✓ Seven out of nine of our director nominees are independent. ✓ Our Chairman and CEO are the only management directors.

Board Composition
✓Thoughtful Board refreshment led by the Nominating, Governance and Corporate
Responsibility Committee, with two new independent directors added since 2021 and several rotations in Committee Chair roles since that time.
✓Annual self-assessment to review Board’s effectiveness.

Board Committees	✓Three fully-independent Board committees – Audit; Nominating, Governance and Corporate Responsibility; and Culture and Compensation. ✓All Audit Committee members are “financial experts”.

Leadership Structure
✓Chairman of the Board separate from CEO.
✓An Independent Lead Director with a robust set of responsibilities is selected by the Board and provides additional independent oversight of senior management and Board matters.

Risk Oversight	✓Strong Board oversight of risk with committees having particular oversight of certain key risks facing the Company.

Open Communication	✓We encourage open communication and strong working relationships among the independent Lead Director, Chairman, CEO and other directors. ✓Our directors have access to management and employees.

Director Time Commitments
✓Pursuant to our Corporate Governance Guidelines, our directors can sit on no more than four public company boards (including our own). All directors are compliant with the policy at this time.
✓The Nominating, Governance and Corporate Responsibility Committee conducts an annual review of director commitment levels, with consideration given to public company leadership roles and outside commitments.
✓Time commitments are also evaluated throughout the year as directors consider invitations to serve on additional boards, audit committees, compensation committees at for-profit organizations, or in leadership roles at other public company boards.

Director Stock Ownership
✓Our independent directors are required to own our common stock in an amount equal to five times the annual cash base retainer. Our management directors (CEO and Chairman)
are required to own our common stock in an amount equal to six times their annual salary.
✓Comprehensive insider trading policy.
✓Prohibitions on hedging, derivatives trading and pledging of our common stock.

Accountability to Stockholders
✓Majority voting in uncontested director elections, coupled with a director resignation policy.
✓Fully non-classified board with annual election of directors.
✓Adopted proxy access rights.
✓No stockholder rights plan.
✓Annual advisory vote on executive compensation.
✓Opted out of the Maryland Control Share Acquisition Act, which would have provided certain takeover defenses.
✓Opted out of the provisions of the Maryland Unsolicited Takeovers Act, which would have allowed the Board of Directors the ability to classify itself without a stockholder vote.
✓Stockholder power to amend the Bylaws.
✓Stockholder power to call special meeting upon 25% of the votes entitled to be cast.

Management Succession Planning	✓The Board actively monitors our succession planning and employee development and receives regular updates on employee engagement and retention matters.

Sustainability and Corporate Responsibility
✓The Nominating, Governance and Corporate Responsibility Committee monitors our programs and initiatives on sustainability, environmental matters and social responsibility, including climate.
✓The Nominating, Governance and Corporate Responsibility Committee has overseen the establishment of our ambitious environmental and social targets in recent years. This has included our 2025 targets, our 2050 vision statement, and our latest 2030 goals intended to be an initial roadmap for achieving this vision. For more information, see our 2024
Corporate Responsibility Report available on our website at www.hosthotels.com.

Company Culture
✓The Culture and Compensation Committee oversees our culture and employee engagement initiatives. The Committee reviews a “Culture Dashboard” on a quarterly basis, which includes the demographics of the Company’s workforce and cultural and engagement initiatives.

Compensation Program
Our executive compensation program is designed to:
▶Link pay to performance;
▶Attract and retain talented executive officers and key employees;
▶Emphasize performance-based compensation to motivate key executives;
▶Reward individual performance; and
▶Encourage long-term commitment to the Company and align the interests of executives with stockholders.
We meet these objectives through an appropriate mix of compensation, which for 2024 included:

METRICS AND KEY DRIVERS

	Base Salary	▶Market-competitive pay reflective of executive's role, experience and individual performance; only component of compensation that is fixed

Annual Cash Incentive
▶Annual Cash Incentive is fully performance-based and includes a cap on the maximum amount that can be earned
▶56% tied to CapEx Cash Flow, an operational metric which represents reinvestment in assets necessary to maintain the quality and competitiveness of our hotels
▶24% tied to Return on Invested Capital, a key metric that provides an emphasis on investing capital effectively
▶20% tied to measurable individual contributions in support of the achievement of our annual business plan
METRICS ALIGNED WITH CORPORATE STRATEGY

Long-Term Equity Incentive (Performance- Based)

AT- RISK PAY
▶Represents 60% of total long-term incentive award
▶3-year Relative TSR (30%)
■Relative TSR measured versus the NAREIT Lodging & Resorts Index
▶Adjusted EBlTDAre performance (30%)
■Quantitative Metric: Removed corporate strategic objectives starting in
2021 and replaced with Adjusted EBlTDAre
■3-year vesting period
■Targets are set and measured annually over 3 years
BASED ON 100% QUANTITATIVE METRICS

Long-Term Equity Incentive (Time-Based)

▶Represents 40% of total long-term incentive award ▶Restricted stock units vest ratably over a three-year period ▶Aligns the interests of the executives with long-term stockholder value

See “Compensation Discussion and Analysis – Our Compensation Program” for a further discussion of the Company’s compensation programs.

✓Approximately 95% and 93% of the votes cast on our 2023 and 2024 say-on-pay proposals, respectively, were in favor of our executive compensation program and policies
✓Approximately 94% of votes cast at our 2024 annual meeting approved our equity plan proposal

PROPOSAL 1
Election of Directors
•A slate of directors with broad leadership experience.
•All candidates are highly successful executives in large organizations or government with skills and expertise that are critical to overseeing the Company's strategy.
•Commitment to refreshment - two independent directors added since 2021 and several rotations in Committee Chair roles since that time.

The board recommends a vote FOR each of the director nominees

Our Board of Directors has nominated nine directors for election at this annual meeting to hold office until the next annual meeting and the election of their successors. All the nominees are currently directors. Each nominee has consented to serve if elected, but if any director nominee is unavailable to serve (an event which our Board does not now anticipate), the proxies named on your proxy card will vote for a substitute nominee recommended by the Board. Alternatively, should such circumstances arise, the Board may decide to reduce the size of the Board and the number of nominees.
Board Composition
The Nominating, Governance and Corporate Responsibility Committee reviews the composition of the Board in light of the
Company’s changing requirements and its annual assessment of the Board’s performance. The Committee and Board seek a complementary mix of individuals with diverse backgrounds, skills and experience reflecting the broad set of challenges that the
Board confronts.
There are general qualifications that all directors must have, which are described in the Committee’s charter and the Company’s
Corporate Governance Guidelines, including integrity and high ethical standards, mature and independent judgment, diverse business experience, familiarity with the issues affecting the Company’s business, and a commitment to full participation on the
Board and its committees. The Committee also considers other criteria, including: experience in running a major enterprise, sound business acumen, experience as a board member of another publicly held company, academic expertise in an area of the
Company’s operations, and a reputation, both personal and professional, consistent with the image and reputation of the Company.
The Board and the Committee are committed to a membership with a range of skills, backgrounds and experiences.
The Board and the Nominating, Governance and Corporate Responsibility Committee believe it is important for the Board to be
“refreshed” by adding new directors from time to time. The Committee and the Board also believe that longer serving directors bring critical skills and knowledge to the Board. Among other things, senior directors bring a historical perspective to the Board, which is highly relevant in a cyclical business such as the lodging industry. In addition, the Committee and the Board believe that longer serving directors have acquired extensive knowledge of the business that tends to make them less dependent upon management for information and perspectives. Accordingly, while the Committee considers tenure as a factor in determining the nominee slate, it is not a primary driver of decisions.

Director Nominee Highlights
The Committee believes that each of the nominees possesses
the key attributes that are important to an effective Board. Each director nominee holds or has held senior executive positions in large organizations or the government and has experience
relevant to the Company’s business. Our directors also serve on the boards of other public and private companies and have an understanding of corporate governance practices,
expectations and trends. The Committee also believes that, as a group, the nominees bring a broad range of perspectives to
Board deliberations.
The director nominees have served on our Board for an
average of approximately 11 years. The median tenure of our
director nominees is eight years.
The Committee also considered the specific experiences
described in the biographical details that follow in determining to nominate the individuals set forth below for election as
directors.

INDEPENDENCE: 78% independent (all director nominees except CEO and Executive Chairman)

HOST POLICY: A majority of non-management directors must be independent
TENURE:
22% with 4 years or fewer
67% with 11 or fewer years

median: 8

HOST POLICY: Balanced mix of both deep Company knowledge & new perspectives
Below each nominee’s biography, we have included an assessment of the skills and experience of such nominee. We have also included a chart that provides a skills assessment for the full Board.
RANGE OF BACKGROUNDS

4 CURRENT & FORMER CEOs

7 WITH REIT/ LODGING EXPERTISE

1 HIGH RANKING U.S. GOVERNMENT OFFICIAL

3 CURRENT & FORMER CFOs
HOST POLICY: Build a cognitively diverse board representing a range of backgrounds
Voting Standard
Each director nominee stands for election every year. Except in a contested election, each director will be elected only if he or she receives more votes “for” than votes “against.” As set forth in the Company’s Corporate Governance Guidelines, any director nominee who is not elected by the vote required and who is an incumbent director must promptly tender his or her resignation to the Board for consideration. The Nominating, Governance and Corporate Responsibility Committee will then make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action is recommended.
The Board will act on the tendered resignation within 90 days following certification of the stockholder vote and will promptly disclose its decision and rationale as to whether to accept the resignation or the reasons for rejecting the resignation. If a director’s resignation is accepted by the Board, or if a nominee for director is not elected and is not an incumbent director, the Board may fill the resulting vacancy or decrease the size of the Board.
Summary of 2025 Director Qualifications and Experience
The Nominating, Governance and Corporate Responsibility Committee and the full Board believe a complementary mix of diverse skills, attributes and experiences will best serve the Company and its stockholders. The director skills summary below and the related narrative for each director nominee on the following pages highlight the specific experience, qualifications, attributes and skills for each director that the Board considers important in determining whether each nominee should serve on the Board in light of the Company’s business, structure, and strategic direction. The absence of a “•” for a particular skill does not mean the director is unable to contribute to the decision-making process in that area.

	Baglivo	Bulls	Hogan Preusse	Laing	Marriott	Rakowich	Risoleo	Smith	Stein

SKILL/QUALIFICATION
Redefining the operating model REAL ESTATE / LODGING we are a real estate company and this expertise is important in understanding our business and strategy		•	•	•	•	•	•		•
SUSTAINABILITY/CORPORATE RESPONSIBILITY experience assures that strategic imperatives and long- term value are achieved within a socially and environmentally responsible business model	•	•	•	•		•	•	•	•
MANAGEMENT / OPERATIONS experience provides directors a practical understanding of developing, implementing and assessing our operating plan and business strategy	•	•	•	•	•	•	•	•	•
Gaining market share MARKETING / BRAND MANAGEMENT knowledge is important to evaluating the performance of our hotel managers	•	•			•			•
Strategically allocating capital ACCOUNTING / CFO / AUDITING enables an in-depth understanding of our financial reporting and internal controls, ensuring transparency and accuracy			•	•	•	•	•	•	•
INVESTMENTS / CAPITAL MARKETS experience is important to raising the capital needed to fund our business and to deploying it effectively	•	•	•	•		•	•		•
Core functional expertise BUSINESS HEAD leadership role as company CEO or head of a government organization ensures that we effectively manage our organization's footprint	•					•	•	•	•
CORPORATE GOVERNANCE / RISK MANAGEMENT
experience supports our goals of strong Board and
management accountability, transparency and protection
of stockholder interests and is critical to the Board’s role in overseeing the risks facing the Company
	•	•	•	•	•	•	•	•	•
LEGAL experience allows us to better evaluate risks and contractual obligations							•	•	•
GOVERNMENT / PUBLIC POLICY experience brings understanding of government regulations affecting our business								•
IT / CYBERSECURITY supports our business in navigating the rapidly changing landscape for information technology and cybersecurity		•		•		•			•
ACADEMIA / EDUCATION brings perspective regarding organizational, management and academic research relevant to our business and strategy	•

Demographic Background
Set forth below is the demographic information and tenure of the director nominees. The demographic information presented is based on voluntary self-identification by each nominee.

	Baglivo	Bulls	Hogan Preusse	Laing	Marriott	Rakowich	Risoleo	Smith	Stein

DEMOGRAPHICS
Demographic Background
White	•		•	•	•	•	•	•	•
Black or African American		•
Hispanic or Latinx
Asian
Native American or Alaska Native
Native Hawaiian or other Pacific Islander
Two or More Races or Ethnicities
Other Race or Ethnicity
LGBTQ +
Gender
Male		•			•	•	•	•	•
Female	•		•	•
Non-Binary
HOST HOTELS BOARD TENURE
(in years)	11	4	8	3	31	13	8	16	8

Nominees For Director

MARY L. BAGLIVO
Ms. Baglivo is the chief executive officer of the Baglivo Group, a strategy consulting company.
She has extensive knowledge and experience in the fields of global marketing, advertising, consumer branding, market research, public relations, crisis communications, and strategic planning. She has held chief marketing officer roles at several universities, including Rutgers,
Northwestern and Pace. Ms. Baglivo previously served as chair and chief executive officer, the
Americas at Saatchi & Saatchi Worldwide from 2008 to 2013, and chief executive officer, New
York from 2004 to 2008. Prior to joining Saatchi & Saatchi, she was president of Arnold
Worldwide from 2002 to 2004 and chief executive officer of Panoramic Communications from
2001 to 2002.

SKILLS AND EXPERTISE:

▶ in-depth global and digital marketing, advertising, consumer branding, market research, public relations and crisis communications experience
▶strong strategic planning expertise
▶ extensive business, corporate governance, and leadership experience of large complex companies
▶ in-depth understanding of growth strategies in worldwide branded businesses
▶ extensive environmental, social and governance expertise, including active engagement in initiatives in the fields of greenhouse gas emissions, waste reduction, energy conservation, worker safety, and diversity, equity, inclusion and belonging while serving as the chair or a member of corporate responsibility and social responsibility committees of public companies

Age: 67 Director since: 2013 Independent
Committees: Culture and Compensation Nominating, Governance and Corporate Responsibility
Current Public Boards: Urban Edge Properties Ollie's Bargain Outlet Holdings
Prior Public Boards: PVH Corp. Ruth's Hospitality Group

HERMAN E. BULLS
Mr. Bulls currently serves as vice chairman, Americas, and as an international director at Jones
Lang LaSalle. During over 35 years at Jones Lang LaSalle, he has worked in the areas of development, investment management, asset management, facilities operations, marketing and business development/retention and founded the company’s public institutions business unit. Mr. Bulls previously co-founded and served as president and CEO of Bulls Capital
Partners, a Fannie Mae multi-family financing company, and founded Bulls Advisory Group,
LLC, a management and real estate advisory firm. Prior to joining Jones Lang LaSalle, he completed almost 12 years of active-duty service with the United States Army, retiring as a
Colonel in the U.S. Army Reserves in 2008. Mr. Bulls is a member of the Real Estate Advisory
Committee for New York State Teachers’ Retirement System and also serves on the board of governors of the American Red Cross. Mr. Bulls is a founding member and served as the inaugural president of the African American Real Estate Professionals of Washington, D.C.  He
is also a member of the Defense Policy Board, which provides the Secretary of Defense advice and opinions on matters of defense policy.

Age: 69 Director since: 2021 Independent
SKILLS AND EXPERTISE:
Committees: Audit Nominating, Governance and Corporate Responsibility
▶ real estate industry veteran with over 35 years of experience in the areas of real estate development, investment management, asset management and operations
▶recognized leader in corporate governance; named Public Company Director of the Year by the National Association of Corporate Directors and listed in the 2024 NAIC
Directorship 100 — which recognizes the most influential people in the boardroom and corporate governance community
▶ thought leader and strategic advisor who guides companies and senior executives on
ESG matters relating to sustainability, social justice, corporate governance and the environment
▶ experience overseeing IT and cyber security matters through service on public company risk and audit committees
▶former chair of risk committee for a Fortune 200 financial services corporation
▶audit committee financial expert

Current Public Boards: Comfort Systems, USA Fluence Energy
Prior Public Boards: American Campus Communities Computer Sciences Corporation Tyco International Excelis

MARY HOGAN PREUSSE
Ms. Hogan Preusse is the founder and principal of Sturgis Partners, an advisory firm. She was formerly at APG Asset Management U.S. from 2000 to 2017. At APG she served as the managing director and co-head of Americas Real Estate where she was responsible for managing all of APG’s public real estate investments in the Americas. She also served on the executive board of APG Asset Management US from 2008 to 2017. Prior to joining APG, Ms.
Hogan Preusse spent eight years as a sell side analyst covering the REIT sector, and began her career at Merrill Lynch as an investment banking analyst. Her industry memberships include NAREIT, where she serves as a member of the Advisory Board of Governors and is a founder and former co-chair of the Dividends Through Diversity, Equity & Inclusion Steering
Committee.

SKILLS AND EXPERTISE:

▶ contributes valuable investment focus to the Board with over 30 years of real estate experience, including managing a $13 billion portfolio in real estate investment trusts and other public real estate securities
▶recognized expertise and leadership in the real estate sector, having received in 2015
NAREIT’s E. Lawrence Miller Industry Achievement Award for her contributions to the industry
▶experienced executive and corporate director with extensive knowledge of ESG matters through her work in real estate investing and as a public company director
▶ in-depth understanding of public company corporate governance obtained through service on public company boards
▶audit committee financial expert

Age: 56 Director since: 2017 Independent
Committees: Audit Culture and Compensation
Current Public Boards: Digital Realty Trust Kimco Realty Realty Income

DIANA M. LAING
Ms. Laing has more than 35 years of experience as a chief financial officer and public company executive with extensive experience in real estate investment and operating companies. She was the chief financial officer of American Homes 4 Rent, a REIT investing in single-family rental homes, until her retirement in June 2018. More recently, Ms. Laing was interim chief financial officer for Alexander & Baldwin, a REIT investing in commercial properties in Hawaii, from November 2018 to May 2019. Prior to American Homes 4 Rent, she was chief financial officer and corporate secretary for Thomas Properties Group, Inc., and chief financial officer for
New Pacific Realty Corporation and Arden Realty. Ms. Laing began her career as an auditor with Arthur Andersen & Co.

SKILLS AND EXPERTISE:

▶seasoned corporate finance executive with a career focused on real estate investment and operating companies
▶substantial knowledge of corporate governance and sustainability matters, including the development and ownership of sustainable and LEED®-certified properties, obtained through public company executive and director roles
▶extensive knowledge of IT and cybersecurity matters, including cybersecurity assessments, controls, protocols, training, monitoring and incident response, obtained through responsibility for IT department leadership and activities in each CFO role
▶in-depth experience with complex public companies in accounting, financial reporting, capital markets, finance, corporate strategy, risk management and information technology
▶audit committee financial expert

Age: 70 Director since: 2022 Independent
Committees: Audit (Chair) Nominating, Governance and Corporate Responsibility
Current Public Boards: CareTrust REIT Alexander & Baldwin The Macerich Company
Prior Public Boards: Spirit Realty Capital

RICHARD E. MARRIOTT
Mr. Marriott is our chairman of the board. He is also chairman of the board of First Media
Corporation, the chairman and a director of the J. Willard Marriott and Alice S. Marriott
Foundation, a director of the Richard E. and Nancy P. Marriott Foundation, and the president and a trustee of the Marriott Foundation for People with Disabilities. Mr. Marriott serves on the
National Advisory Council of Brigham Young University. He previously served on the board of
Marriott International, Inc. and the Federal City Council, and is a past president of the National
Restaurant Association and a past director of the Polynesian Cultural Center.

SKILLS AND EXPERTISE:

▶comprehensive knowledge of the Company and unique perspective and insight into the hospitality industry based on a 59-year history with the Company and Marriott
International
▶during his tenure, Mr. Marriott has served in various executive capacities and has served as our Chairman since 1993
▶long history of successful management of the Company

Chairman of the Board
Age: 86 Director since: 1993

WALTER C. RAKOWICH
Mr. Rakowich is the former chief executive officer of Prologis, where he worked for 18 years before retiring in December 2012. Mr. Rakowich served as chief executive officer of Prologis from 2008 to 2011, when Prologis merged with AMB Property Corporation. He then assumed the role of co-chief executive officer and served as a member of the Prologis board of directors to manage the integration of the two companies. Prior to his service as chief executive officer,
Mr. Rakowich held a number of senior management positions while at Prologis, including as president and chief operating officer from 2005 to 2008, and managing director and chief financial officer from 1998 to 2005. Prior to joining Prologis, Mr. Rakowich was a partner with real estate provider Trammell Crow Company and before that he was a senior audit and tax consultant for Pricewaterhouse.

SKILLS AND EXPERTISE:

▶significant real estate and financial experience, including extensive knowledge of the issues facing large international real estate investment trusts
▶ valuable experience with respect to risk assessment, strategic planning and leadership development obtained through public company executive and director roles
▶as president and CEO of Prologis, had extensive involvement in the creation and oversight of Prologis’ ESG initiatives
▶as CFO of Prologis, was responsible for the management and performance of IT operations
▶extensive experience in accounting and financial reporting obtained through his time at
Pricewaterhouse and Prologis
▶audit committee financial expert

Age: 67 Director since: 2012 Independent
Committees: Audit Nominating, Governance and Corporate Responsibility
Current Public Boards: Iron Mountain Ventas

JAMES F. RISOLEO
Mr. Risoleo became our president and chief executive officer in January 2017. He joined our
Company in 1996 as senior vice president for acquisitions and development and was appointed executive vice president and chief investment officer in 2000. In 2012, he became executive vice president and managing director of the Company’s European business activities and, in 2015, Mr. Risoleo assumed leadership for all of the Company’s west coast investment activities in addition to Europe. Prior to joining our Company, Mr. Risoleo was vice president, development at Interstate Hotels Corporation and a senior vice president, commercial real estate at Westinghouse Electric Corporation. Mr. Risoleo is a past chairman of NAREIT. He is also an executive committee member of the American Hotel & Lodging Association, a member of the U.S. Travel Association CEO Roundtable, and a member of the Real Estate Roundtable.
Mr. Risoleo is also a member of the Bar of the State of Pennsylvania.

SKILLS AND EXPERTISE:

▶extensive business, leadership and strategic planning experience
▶significant expertise in finance, equity and capital development, real estate and the hospitality industry
▶over 30 years of domestic and international hotel experience in investment, dispositions, capital budgets and asset management
▶extensive knowledge of the Company as a member of senior management for over 20 years, serving in various roles within the Company and culminating in his current service as CEO
▶in-depth understanding of public company governance and ESG initiatives, including leading the Company to receive corporate responsibility awards and ESG recognition from Dow Jones Best-in-Class indices, and other ESG-focused organizations

President and Chief Executive Officer
Age: 69 Director since: 2017
Prior Public Boards: Griffin Realty Trust (and its predecessor Cole Office & Industrial REIT)

GORDON H. SMITH
Senator Smith served as president and chief executive officer of the National Association of
Broadcasters from 2009 to December 2021. He has also served as a senior advisor at
Covington & Burling LLP as a member of the government affairs and international trade practice groups. In 2008, Senator Smith completed his second term as a United States Senator from the State of Oregon, where he served on the Commerce, Science and Transportation
Committee; the Energy and Natural Resources Committee; the Finance Committee; and the
Indian Affairs Committee. In addition, he was a ranking member of the Senate Finance
Subcommittee on International Trade and Global Competitiveness and for six years chaired the
Senate Foreign Relations Subcommittee on European Affairs. Prior to his election to the United
States Senate, he directed the operations of Smith Frozen Foods, his family’s frozen food processing business, and he was chairman of the board of Smith Frozen Foods until its sale in
2024. In 1992, he was elected to the Oregon State Senate, of which he became president in
1995. He also previously practiced law in the States of New Mexico and Arizona.

Age: 72 Director since: 2009 Independent Lead Director	SKILLS AND EXPERTISE:

▶high-level U.S. government experience and leadership as a United States Senator
▶ extensive knowledge of public policy, international affairs and trade and law
▶significant business experience and in-depth knowledge of finance, accounting and marketing obtained through his management of Smith Frozen Foods
▶valuable insight into and knowledge of climate change initiatives obtained through membership on the Senate Committee on Energy and Natural Resources
▶ valuable insight into and knowledge of IT and cybersecurity matters obtained through membership on the Senate Committee on Energy and Natural Resources

Committees: Culture and Compensation Nominating, Governance and Corporate Responsibility (Chair)

Current Public Boards: Beasley Broadcast Group, Inc.

A. WILLIAM STEIN
Mr. Stein currently serves as the executive managing director and chief investment officer of
Primary Digital Infrastructure, which provides infrastructure financing and investment solutions for the digital economy. He formerly was the chief executive officer and a director of Digital
Realty Trust, a REIT focused on data centers, from 2014 until December 2022. He also served as chief financial officer and chief investment officer of Digital Realty. Before joining Digital
Realty in 2004, Mr. Stein was with GI Partners, a private equity fund. Past positions include serving as co-head of VentureBank@PNC and Media and Communications Finance at The
PNC Financial Services Group; president and chief operating officer of TriNet Corporate Realty
Trust (acquired by iStar) and a variety of senior investment and financial management positions with Westinghouse Electric, Westinghouse Financial Services and Duquesne Light
Company. Mr. Stein currently serves as chairman of the board and a director of Verne Global, a private datacenter company, and as a director of Salute Mission Critical, a private datacenter company.  He also serves on the Advisory Boards of Crusoe Energy and Pennybacker Capital
and as a senior adviser to Related Companies datacenter development fund. Mr. Stein serves on the Chancellor's Global Advisory Council of the University of Pittsburgh. Mr. Stein is a
member of the Bar of the States of Pennsylvania and Florida.

Age: 71 Director since: 2017 Independent
SKILLS AND EXPERTISE:
Committees: Audit Culture and Compensation (Chair)
▶over 30 years of investment, financial and operating management experience and an in-
depth understanding of the real estate industry and the issues facing real estate investment trusts
▶ extensive leadership, corporate governance and executive compensation experience, including as CEO of Digital Realty Trust
▶ served as co-chair of NAREIT’s Dividends Through Diversity, Equity & Inclusion CEO
Council
▶ led Digital Realty Trust’s sustainability initiatives that resulted in the company winning
NAREIT’s Leader in the Light award for the datacenter category six times during his tenure and gained insight into global ESG matters as a member of the Chancellor’s
Global Advisory Council at the University of Pittsburgh
▶ extensive knowledge of IT infrastructure matters and cybersecurity obtained through customer engagement and senior executive oversight as CEO of Digital Realty Trust and as current chairman of Verne Global
▶ audit committee financial expert

Prior Public Boards: Digital Realty Trust

Corporate Governance and Board Matters
Corporate Governance and Code of Business Conduct and Ethics
Our Board of Directors oversees the management of the Company and its business for the benefit of our stockholders in order to enhance stockholder value over the long-term. The Board has adopted Corporate Governance Guidelines, which are reviewed annually and periodically amended as the Board enhances the Company’s corporate governance practices. The Board has also adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company. The purpose of the Code of Business Conduct and Ethics is to promote honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company; and compliance with all rules and regulations that apply to the Company and its officers, employees and directors. The Corporate Governance Guidelines, Code of Business
Conduct and Ethics and other documents describing the Company’s corporate governance practices can be accessed in the
Corporate Governance section of the Company’s website at www.hosthotels.com. Copies of these documents are also available in print to stockholders upon request.  See “Attendance and Voting Matters—How can I obtain copies of documents referenced in this proxy statement?”
Governance is a continuing focus of the Company. Over the years, the Board has implemented numerous corporate governance enhancements to strengthen the rights of stockholders and to serve their long-term interests. These have included:

▶added proxy access;
▶adopted Charter amendment providing
stockholders concurrent power to amend the
Company’s Bylaws;
▶adopted Charter amendment reducing
threshold needed for stockholders to call a
special meeting;
▶adopted a majority vote standard for
uncontested director elections, coupled with
a director resignation policy;
▶declassified the Board so that all directors
are elected annually;
▶allowed the Company’s rights plan to expire;
▶opted out of the Maryland Control Share
Acquisition Act;

▶opted out of the provisions of the Maryland
Unsolicited Takeovers Act that permit the
Board to classify itself without a stockholder
vote;
▶supermajority of independent directors;
▶executive sessions of the Board without
management present;
▶proactive and productive stockholder
engagement policy;
▶independent lead director (selected by the
directors);
▶annual self-assessment to review the
Board’s effectiveness; and
▶formally incorporated inclusion, human
capital management, and sustainability into
Board committee responsibilities.

Independence of Directors
It is the Board’s policy that a majority of the directors of the Company be independent. To be considered independent, a director must not have a relationship with the Company that could interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director. Directors must also be “independent” within the meaning of The Nasdaq Stock
Market’s requirements. To assist the Board in determining whether a director is independent, the Board has adopted standards for independence set forth in the Company’s Corporate Governance Guidelines.
In determining the independence of our directors, the Board considers all relevant facts and circumstances, including, but not limited to, whether the director receives any compensation or other fees from the Company, other than the fees described under
“Director Compensation,” whether the director, or an organization with which the director or their immediate family members is affiliated, has entered into any commercial, consulting, or similar contracts with the Company, and any charitable contributions the
Company made to non-profit organizations with which a director or their immediate family members are associated. Consistent with these considerations, the Nominating, Governance and Corporate Responsibility Committee reviewed directors’ responses to a questionnaire asking about their relationships with the Company, as well as those of their immediate family members, and other potential conflicts of interest. The Committee determined that each of the directors currently serving on the Board and each director nominee other than Mr. Marriott and Mr. Risoleo are independent and recommended to the Board that Messrs. Bulls, Rakowich,
Smith and Stein and Mmes. Baglivo, Hogan Preusse and Laing be determined to be independent. The Board approved the determination that each of the directors currently serving on the Board and each director nominee is independent other than Mr.
Marriott and Mr. Risoleo. Messrs. Marriott and Risoleo are not independent because they are Company employees.
Board Leadership
Our governance framework provides the Board with the flexibility to select the appropriate leadership structure for the Company.
This will be driven by the needs of the Company as well as the makeup of the Board at any point in time. We have historically had a leadership structure that includes a Chairman of the Board, who is annually elected, a separate Chief Executive Officer, and an independent director serving as Lead Director. The CEO is responsible for setting the strategic direction of the Company and for the day-to-day leadership and management of the Company, while the Chairman of the Board provides guidance to the CEO, directs the agenda for Board meetings, presides over meetings of the full Board and participates in stakeholder outreach. The
Board believes this structure is appropriate and effective, reflecting the continued strong leadership, industry experience and energy brought to the Board by Richard E. Marriott, who has led the Company as Chairman since its split with Marriott International in 1993. His over 50-year career at the Company provides him with a unique perspective and wealth of knowledge that is invaluable to the Board.
The Board also has the position of Lead Director who provides additional independent oversight of senior management and board matters in our current structure where the Chairman and CEO are not independent directors. The Lead Director helps to facilitate communication among the directors or between any of them and the Chairman and CEO. In addition, directors are encouraged to continue to communicate among themselves and directly with the Chairman and CEO, and under our Corporate Governance
Guidelines each independent director may call an executive session. Upon recommendation of the Nominating, Governance and
Corporate Responsibility Committee, our Lead Director is elected annually from among the independent directors. Gordon H. Smith currently serves as Lead Director.
The duties of the Lead Director include:
▶presiding at executive sessions of the independent directors of the Board, and briefing the Chairman and CEO, as needed, following such sessions;
▶presiding at meetings of the Board where the Chairman is not present;
▶convening and acting as chair of meetings of the independent directors;
▶providing input on Board agendas and meeting schedules;
▶providing feedback to and consulting with the Chairman and CEO on any concerns of the Board; and
▶serving as the director to whom correspondence may be directed on behalf of the non-management directors as a group, as described below under “Communications with Directors.”
Another component of our leadership structure is the active role played by our independent directors in overseeing the Company’s business, both at the Board and committee level. Seven of nine of our director nominees are independent within the meaning of the rules of The Nasdaq Stock Market. Under our Corporate Governance Guidelines, non-management directors meet in executive session without the presence of the CEO, the Chairman of the Board or other executive officers. The purpose of these sessions is to promote open discussions among the independent directors concerning the business and affairs of the Company, as well as matters concerning management, without any member of management present. The Board believes that the combination of an independent Lead Director, the use of regular executive sessions of the non-management directors, and the substantial majority of independent directors comprising the Board, enables the Board to maintain effective oversight of the Company.
At least annually, the Nominating, Governance and Corporate Responsibility Committee discusses the structure and composition of the Board of Directors and reviews the current leadership structure. This is discussed with the full Board as part of the Board’s annual evaluation to assess its effectiveness and takes into account our current business plans and long-term strategy as well as the particular makeup of the Board at that time.

Communications with Directors
The Company invites stockholders and other interested parties to communicate any concerns they may have about the Company directly and confidentially with any of the full Board of Directors, the Lead Director or the non-management directors as a group by writing to:

Host Hotels & Resorts, Inc. Attention: Secretary 4747 Bethesda Avenue, Suite 1300 Bethesda, MD 20814
The Secretary will review and forward all stockholder communications to the intended recipient except those unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys, new business suggestions, business solicitations or advertisements. In addition, material that is hostile, threatening, illegal or similarly unsuitable or outside the scope of Board matters or duplicative of other communications previously forwarded to the recipient will also be excluded.
Stockholder Outreach and Engagement
WHY WE ENGAGE

Our relationship with our stockholders is an important part of our corporate governance program. Maintaining a robust stockholder engagement program helps us:

Determine which issues are important to our stockholders and provide information relevant to those issues	Provide transparency into our business, ESG practices and executive compensation, as well as set expectations for our performance	Identify emerging issues that may affect our strategies, ESG, executive compensation practices or operations	Obtain valuable feedback on stockholder perceptions of our business and on lodging and industry fundamentals
HOW WE ENGAGE

Our stockholder and investor outreach program includes investor non-deal road shows, analyst and investor meetings, investor days, property tours, and industry conferences. These various touchpoints throughout the year provide valuable opportunities for us to continue or initiate dialogue with investors, analysts, and key stakeholders.
We also communicate with stockholders and other key stakeholders through various channels, including our annual report and SEC filings, proxy statement, press releases, Corporate Responsibility Report, investor presentations, correspondence, and our website. Our quarterly earnings conference calls are open to the public. These calls are available in real time with archived webcasts and transcripts available on our website for a period of time.

INVESTOR RELATIONS OUTREACH	ESG-FOCUSED OUTREACH

Our senior management team, including our CEO, CFO
and our Investor Relations team, maintain regular
contact with a broad base of investors through quarterly
earnings calls, individual meetings, conferences and
other communication channels, to address questions
and understand concerns. In 2024, our investor relations
team met with investors representing 203 institutional
investment management firms, which includes 62% of
the shares held by the Company's top 100 active
stockholders (excludes holdings of passive investors
such as index funds).

In 2024, we continued our ESG-focused outreach to
build meaningful relationships with our stockholders over
time. Our ESG-focused outreach is led by a cross-
functional senior leadership team that includes members
of our Legal, Human Resources, Sustainability,
Development, Design and Construction, and Investor
Relations functions. We contacted 26 investors
representing approximately 70% of our outstanding
shares (including both actively and passively managed
shares). We engaged with 11 investors representing
approximately 53% of our stockholder base.

203
Meetings with Institutional
Investment Firms
~70% O/S
Stockholders Contacted
11
ESG-Focused Engagement
Meetings with Stockholders
62% O/S
Top 100 Active Stockholder
Base Engaged
~53% O/S
Stockholder Base Engaged
YEAR-ROUND STOCKHOLDER ENGAGEMENT AND RESPONSE PROCESS

We are committed to regular stockholder engagement so that the Board remains informed of stockholders’ perspectives and can incorporate the feedback into Board discussions and decisions. The Board highly values the direct perspectives of our stockholders. The below graphic provides an overview of our annual engagement process.

OUTREACH AND ENGAGEMENT

▶The senior management team regularly engages with stockholders to solicit feedback on a range of topics, conducting year-round investor relations-focused engagement as well as ESG-focused engagement.

ANNUAL MEETING	REVIEW AND DISCUSSION

▶The Board considers vote outcomes from our
annual meeting as well as broader ESG trends in
its ongoing assessment of our practices. These
outcomes and assessments help set the agenda
for our next cycle of engagements.
▶The Board and senior management team review stockholder feedback to identify and address key themes to continually enhance governance and ESG practices and disclosure.

As mentioned above, in 2024 we continued our robust ESG-focused engagement efforts. This engagement validated that our stockholders continue to be broadly supportive of Host’s governance and corporate responsibility practices and the overall philosophy, objectives, and design of our executive compensation program. While most stockholders accepted meetings, several stockholders indicated that after reviewing our disclosure documents they did not require a meeting or have any questions or concerns. As a part of this engagement, stockholders also shared their perspectives on governance practices and areas of disclosures to consider expanding in order to provide information that would be most helpful in their respective analyses of Host.
The Board took action to directly respond to feedback from our stockholders. A summary of the feedback from our engagement and our response is below:

WHAT WE HEARD	HOW WE RESPONDED
Enhance Operational Disclosure and Execute on Objectives:

PRUDENT BALANCE SHEET MANAGEMENT
Our strong credit profile and investment grade balance sheet provide us with flexibility and optionality. As of December 31, 2024, we had total available liquidity of $2.3 billion, including $1.5 billion available under credit facility and $242 million of furniture, fixture and equipment (FF&E) reserves. The Company continues to be the only investment grade rated lodging REIT.
We maintain a thoughtful capital allocation program that balances return of capital to our stockholders with meaningful investment in our portfolio. Since we re-introduced our dividend post-pandemic in 2022, we have returned $1.6 billion to our stockholders.
We have also completed $315 million in share repurchases since 2022, with $685 million of remaining capacity under the current repurchase program as of December
31, 2024. To communicate and support our capital allocation efforts, we provide detailed performance metrics in our investor presentations.

RECYCLE CAPITAL INTO ASSETS TO SEEK TO IMPROVE THE QUALITY AND EBITDA GROWTH PROFILE OF PORTFOLIO
We invested approximately $3.3 billion in acquisitions from 2021 through 2024 as we actively seek to acquire, sell and renovate key properties. Our recent acquisitions include 1 Hotel Nashville and the Embassy Suites by Hilton Nashville Downtown, 1
Hotel Central Park and The Ritz-Carlton O’ahu, Turtle Bay. We also disposed of $1.5 billion in assets from 2021 to 2023.

REINVESTMENT THROUGH CAPITAL EXPENDITURES AND RESILIENCY INVESTMENTS IN OUR PORTFOLIO
Host aims to successfully allocate capital through multiple means, including reinvestment in our portfolio, share repurchases, and dividend increases. As part of our capital allocation efforts, in 2023, we completed the Marriott Transformational Capital
Program ("MTCP"), which included the comprehensive renovation of 16 assets.
Following the success of these comprehensive renovations, Host reached an agreement with Hyatt in 2024 to launch the Hyatt Transformational Capital Program
(“HTCP”), a similar capex reinvestment program at six properties. Over the course of
2024, we made progress on the HTCP, and we believe these portfolio investments will position the targeted hotels to compete better in their respective markets while seeking to enhance long-term performance. Target completion dates for these properties range from 2025 to 2027, with total program investment of approximately $550-$600 million.

WHAT WE HEARD	HOW WE RESPONDED
Highlight Robust Governance Structure and Continue to Enhance ESG Disclosure:

PROVIDE INSIGHT INTO MANAGEMENT SUCCESSION PLANNING PROCESS
Our Board takes a multi-faceted approach to management succession planning in conjunction with broader executive talent management. Our Culture and Compensation
Committee reviews and discusses executive succession planning with the full Board, while the full Board reviews Host’s “people strategy” in support of its business strategy at least annually and receives regular updates on employee engagement and retention matters. For additional details, please see page 32 of this proxy statement.

ENSURE ALIGNMENT OF DIRECTOR SKILLS WITH COMPANY STRATEGY
We are committed to building the right Board that consists of the optimal mix of skills, expertise and backgrounds, capable of effectively overseeing the execution of our business. These skills include those related to Host’s operating model, marketing, capital allocation, and core functional expertise, such as risk management and cybersecurity. The Nominating, Governance and Corporate Responsibility Committee
prioritizes thoughtful Board refreshment on a continuous basis, with two highly qualified independent directors appointed since 2021. The Committee feels that our current mix of directors allows for a range of fresh perspectives while also continuing to benefit from institutional knowledge. For additional details, please see page 10 of this proxy statement.

PROVIDE ADDITIONAL DISCLOSURE AROUND THE PHYSICAL RISK OF CLIMATE CHANGE AND ITS IMPACT ON HOST'S PORTFOLIO
Host proactively monitors climate risk at both the portfolio and asset level. In 2024, we acquired $1.5 billion of iconic and irreplaceable hotels across four properties, three of which are located in new markets for the Company. When evaluating potential acquisitions, Host considers and evaluates climate change-related risks and opportunities within the due diligence process. To further manage these challenges,
Host’s Engineering Technical Services (ETS) team oversees risk management in each of the markets where we own hotels while proactively seeking to mitigate risks associated with extreme weather events. For acquisitions where climate risks are identified, the ETS team works in close collaboration with our Asset Management,
Investments, Development, Design & Construction and Risk Management teams during the due diligence process.
More information on the results of this assessment can be found in our 2024 Corporate
Responsibility Report.

PROVIDE VISIBILITY INTO AND PROGRESS ON PATHWAY TO ACHIEVING 2050 GOALS
In September 2022, we introduced the framework for the Company's 2050 corporate responsibility vision, which features our aspiration of becoming a net positive company throughout our value chain. We furthered our commitment in September 2023 by establishing next generation 2030 environmental and social targets, serving as the interim milestone in our roadmap to achieve our 2050 net positive vision.
Corresponding targets and quantifiable progress were detailed in our 2024 Corporate
Responsibility Report.

WHAT WE HEARD	HOW WE RESPONDED

CONTINUE STRONG ANNUAL SUSTAINABILITY DISCLOSURE
We publish a robust Corporate Responsibility Report on an annual basis and strive to improve our disclosures. Now in its seventh edition, the 2024 Corporate Responsibility
Report features Task Force on Climate-Related Financial Disclosures (TCFD) and
Sustainability Accounting Standards Board (SASB) disclosures, as well as the
Company’s Equal Employment Opportunity (EEO-1) Report, which provides a demographic breakdown of our workforce.
Our Corporate Responsibility Report is aligned with the Global Reporting Initiative
(GRI) standards for sustainability related disclosures and the UN Sustainable
Development Goals. In 2024, the Company was named to Dow Jones Best-in-Class
World Index (formerly the Dow Jones Sustainability World Index) for the sixth year in a row and Dow Jones Best-in-Class North America Index for the eighth consecutive year.
The Company’s annual Corporate Responsibility Report is available on our website at
www.hosthotels.com.

CONTINUE TO FOCUS ON AND PROVIDE ADDITIONAL INFORMATION ON INVESTMENTS IN SUSTAINABILITY-RELATED PROJECTS
Host is the first lodging REIT to issue green bonds and allocate proceeds to LEED®-
certified projects, and the only lodging REIT to link green building certifications to our sustainable financing strategy. Our Green Bond Framework guides our financing and investment activities in support of our 2050 net positive vision that contributes to a low carbon and climate resilient future. The Framework governs the management, selection, tracking, reporting, and allocation of funds from our green bond issuances.
We issued $600 million in new green bonds in 2024, giving us access to more available capital to finance and/or refinance more eligible green projects. Between
2020 and 2024, we have invested in 860 sustainability projects with $24 million expected utility savings annually and 13-20% average cash-on-cash returns over a five-year period.
We have continued to expand our focus on achieving LEED certifications across a number of our properties and developments. We currently have 20 hotels with LEED certification and an additional 17 LEED projects in our pipeline across 16 properties.
Among our most recent acquisitions, we are proud to highlight that 1 Hotel Central Park is LEED Certified and the Nashville properties are LEED Silver. In addition, our credit facility has a two-way sustainability pricing adjustment on the interest rate based on performance against annual targets for the percentage of our consolidated portfolio with green building certifications and the percentage of electricity sourced from renewable energy. We are committed to a sustainability driven investment approach to mitigate environmental impacts and climate risks in our portfolio.
More information on our green bond framework is available at is available on our website at www.hosthotels.com.

WHAT WE HEARD	HOW WE RESPONDED

CONTINUE COMMITMENT TO HUMAN CAPITAL MANAGEMENT
One of Host’s strategic pillars is being an employer of choice. We seek to build a culture of recognition and learning to enhance the employee experience and drive engagement. In 2024, we continued to equip our senior leaders with new skills, perspectives, and knowledge as part of our high-performance leadership program. In addition, we fostered a culture of learning through department-specific and organization-wide training programs. To enhance employee engagement and long-
term development, we launched a structured talent planning process to identify high-
potential employees across the organization, assess skill gaps, and proactively address succession planning to build a robust pipeline of future leaders, including new titles, rolling out talent planning across the Company, and calibrating employees at all levels. In addition to talent planning and learning initiatives, we also remained committed to fostering a culture of meaningful recognition by celebrating employees at all levels in highly visible forums and through continued use of our previously revamped peer-to-peer recognition platform.

Continue to Assess Compensation Program Design:

CONTINUE TO REGULARLY EVALUATE STRUCTURE AND DESIGN OF EXECUTIVE COMPENSATION PROGRAM
As evidenced by last year’s strong outcomes on our Say-on-Pay proposal, as well as our equity plan request, investors have been largely supportive of our overall compensation plan structure. In recent engagements, investors asked clarifying questions regarding the metrics used in our program, including the return on invested capital (ROIC) measure that we added back to our annual cash incentive program in
2023 following a return to normalized operations after the pandemic.

The Board’s Role in Risk Oversight
Our Board of Directors has overall responsibility for risk oversight with a focus on the most significant risks facing the Company.
Reviews of certain risk areas are conducted by the relevant committees that report on their deliberations to the Board. Risks are considered in almost all business decisions and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, appropriate risk-taking is essential for the Company to be competitive and to achieve its business objectives. The chart below summarizes the primary areas of risk oversight for the Board and its committees.

RISK OVERSIGHT
Board/Committee	Primary Areas of Risk Oversight

FULL BOARD
✓Responsible for oversight of strategic, financial and execution risks and exposures associated with the annual business plan and strategic plan;
✓Reviews capital allocation plan that considers future growth prospects and business and financial risks;
✓Reviews major litigation and regulatory exposures, environmental and other current matters that may present material risk to the Company’s operations, plans, prospects or reputation;
✓Responsible for oversight and review of risks associated with investments, acquisitions and divestitures, capital markets and joint ventures; and
✓Responsible for oversight and review of risks associated with senior management succession planning.

AUDIT COMMITTEE
✓Discusses guidelines and policies with respect to the Company’s risk assessment and risk management processes;
✓Responsible for oversight and review of risks associated with financial matters, particularly the Company’s financial statements, tax matters, accounting and financial reporting process and system of internal controls and disclosure;
✓Responsible for oversight and review of cybersecurity related risks and other information technology risks;
✓Responsible for oversight and review of risks and exposures associated with derivatives and hedging strategy; and
✓Responsible for oversight and review of risks associated with the independence, qualifications and performance of the Company’s outside auditor, the performance of the Company’s internal auditors and the Company’s compliance with legal and regulatory requirements.

CULTURE AND COMPENSATION COMMITTEE
✓Responsible for oversight and review of exposures associated with compensation of the Company’s officers, stock ownership and incentive-compensation plans, executive retention and succession planning;
✓Considers risks associated with employment related matters, employee demographics, corporate culture and internal pay equity; and
✓As discussed in more detail in the Compensation Discussion & Analysis, reviews and approves compensation programs with features that are intended to mitigate risk without diminishing the incentive nature of compensation.

NOMINATING, GOVERNANCE AND CORPORATE RESPONSIBILITY COMMITTEE
✓Responsible for oversight and review of risks and exposures relating to the identification of qualified candidates to become Board members and continuing oversight and evaluation of Board composition;
✓Responsible for oversight and review of risks and exposures relating to the structure, membership and charters of the Board committees;
✓Responsible for oversight and review of risks and exposures relating to the compensation for independent directors;
✓Responsible for oversight of the evaluation of the Board; and
✓Responsible for oversight and review of the Company’s policies, programs and practices on corporate and social responsibility and sustainability, including environmental, human capital and other related matters.

The Board and its committees implement their oversight responsibilities through management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Management communicates routinely with the Board, its committees and individual directors on the significant risks identified through this process and how they are being managed.
The Company’s enterprise risk management (ERM) process is overseen by the Board of Directors and led by the chief financial officer. The Board receives a dedicated ERM briefing annually from the management team led by the chief financial officer and corporate controller; and key finance, operating, strategic, legal and reputational risks as well as the management of these risks are reviewed as part of the business plan update provided to the Board at each of its quarterly meetings. Both the directors and the
Company’s management team view the ERM results as a living document. This document is reviewed and analyzed on at least an annual basis to determine new and emerging trends and key risks, and is also incorporated into the Company's strategic plan and decision making. The Board and each of its committees also consults with outside advisors or experts when appropriate depending on the nature of the risk involved or as part of its assessment of future threats or trends.
In 2024, the Company conducted a comprehensive update to its ERM assessment with help from a third-party risk consultant.
During this assessment, the Company analyzed key risks across many areas including finance, operations, legal and corporate strategy; both near-term as well as longer-term risks and threats were considered as part of this process. The findings were presented to the Board and there was a discussion on how to identify and manage risks more effectively. These comprehensive updates are typically done every three years, and we intend to conduct our next comprehensive review in 2027.
The Company’s reporting processes and disclosure controls and procedures also require management to promptly notify the Board and its committees of, among other things, any instances of significant threatened or actual litigation, significant governmental or regulatory inquiry, and any events that could materially impact the Company’s reputation, including any cybersecurity-related issues that could involve the significant misappropriation of personal or sensitive Company data, or that may have significant operational, financial, legal or reputational impacts.
CYBERSECURITY RISK MANAGEMENT AND PREPAREDNESS

We have developed and implemented a comprehensive program intended to protect the confidentiality of our own business processes and sensitive information, ensure the integrity of critical data and automated processes, and safeguard the availability of our information technology capabilities. The Company’s cyber preparedness is led by our senior vice president of information technology, who has over 25 years of operations and security experience. Our cybersecurity risk management program is guided by our cybersecurity framework that includes the following components:
▶implementing technologies to proactively monitor vulnerabilities and reduce risk, maintaining security policies and standards, and regularly updating our response planning and protocols;
▶leveraging several components of the Cybersecurity Framework established by the National Institute of Standards and Technology; a formal exercise to fully map to the Framework was conducted in 2024;
▶maintaining business continuity, contingency and recovery plans to quickly react to any cybersecurity incidents;
▶a comprehensive cybersecurity awareness program for all employees that involves mandatory training, quarterly refreshers and monthly SPAM testing;
▶annual assessments of the Company’s cybersecurity program by a third-party security firm as well as semi-annual vulnerability assessments and penetration testing by external service providers;
▶annual cybersecurity assessments by the Company of our key third-party service providers to assess alignment with
Department of Labor recommendations on cybersecurity best practices;
▶retaining a third-party cybersecurity provider for emergency incident response services in the event of a serious information security breach; and
▶as a backstop to its information security programs, policies and procedures, the Company purchases cybersecurity risk insurance that could help defray the costs of an information security breach.

In 2024, we achieved our primary cybersecurity risk management objective of no material cybersecurity incidents. Based upon the implementation of our cybersecurity risk management program, we have not identified any material information security breaches over the last three years, nor have we incurred any material breach-related expenses over the last three years.
The Audit Committee is responsible for and is actively involved in the oversight of the Company’s cybersecurity and information technology risk program. To fulfill its duties, the Audit Committee receives semi-annual updates on topics related to information security and cyber risks and readiness from our management team, including our senior vice president of information technology.
The Audit Committee includes directors with knowledge, skills and experience in data security, information technology governance and cyber risk. Information security and cybersecurity risks are also presented to the full Board at least annually as part of the
Board’s oversight of enterprise risk management.
Culture at Host
Our Board, the Culture and Compensation Committee and other Board committees play a key role in oversight of our culture, setting the “tone at the top” and holding management accountable for its maintenance of high ethical standards and effective policies and practices to protect our reputation, hotel properties and business. Our Board and its committees do this in a number of ways, including by:
▶focusing on the character, integrity, and qualifications of their respective members, and their respective leadership structures and composition;
▶overseeing management’s identification, measurement, monitoring and control of our material risks, including compliance risk and conduct risk;
▶regularly receiving briefings from senior management on matters relating to compliance and business conduct risk;
▶holding management accountable for the timely escalation of issues for review with the Board and its committees;
▶overseeing our incentive plan design and governance processes to provide for an appropriate balance of risk and compensation outcomes; and
▶reviewing a “Culture Dashboard” on a quarterly basis which includes the demographics of the Company’s workforce and cultural and engagement initiatives.
Board and Management Approach to Sustainability
Through a well-established framework and cross-functional Corporate Responsibility Advisory Committee with representatives from across the organization, the Company continues to incorporate sustainability into its core strategy—reflecting our belief that sustainability is essential to long-term growth. We have been consistently recognized for our Corporate Responsibility program, and several of our awards are highlighted at the beginning of this proxy statement. We also are committed to transparency and report on our sustainability efforts in an annual Corporate Responsibility Report, which is available on our website at
www.hosthoteIs.com.

ESG OVERSIGHT
The Board recognizes the importance of our ESG
initiatives and the need to provide effective oversight
of those initiatives. Oversight of the Company’s
policies, programs and strategies related to
environmental, corporate and social responsibility
matters—including climate, human rights, human
capital management, sustainability and other
environmental and social topics—is part of the charter
for the Nominating, Governance and Corporate
Responsibility Committee.

The Company’s executive vice president,
development, design & construction provides updates
to the Committee, which typically meets four times
per year. On an annual basis, the Corporate
Responsibility Core Team presents program updates
and progress against ESG targets to our CEO and
the Nominating, Governance and Corporate
Responsibility Committee. Additionally, our CEO
chairs the Company’s Capital Expenditure Committee
and Investment Committee, which meet regularly to
review and approve significant investments including
those identified to support our 2030 environmental
targets and responsible investment strategies.

ESG EXECUTIVE STEERING COMMITTEE

The Company’s ESG Executive Steering Committee provides oversight of the Company’s corporate responsibility strategy and engagement with the Board, company leadership and external stakeholders. Encompassing our environmental, social, and governance focus areas, the Company’s executive vice president, development, design & construction serves as the executive sponsor, with the Company’s executive vice president, general counsel and senior vice president, investor relations also serving on the ESG Executive Steering Committee.
CORPORATE RESPONSIBILITY CORE TEAM

The Corporate Responsibility Core Team is responsible for the day-to-day management of the Company’s corporate responsibility strategy and program, including driving progress toward our 2050 vision and achievement of our ESG targets, investments, reporting and engagement with stakeholders and our ESG Executive Steering Committee and Advisory Committee. Led by the vice president of corporate communications and social responsibility and vice president of energy and sustainability, and advised by the senior vice president of engineering and sustainability, the Core Team, comprised of six non-executive level members, is directly responsible for achievement of our ESG-related corporate goals that are outlined in the Company’s annual business plan. Annual performance compensation includes evaluation of individual contributions toward progress and achievement of these ESG-related corporate goals.
CORPORATE RESPONSIBILITY ADVISORY COMMITTEE

To support our Board and CEO, the Corporate Responsibility Core Team and ESG Executive Steering Committee formally engage and convene a cross-functional Corporate Responsibility Advisory Committee representing nearly every department at the
Company. Several Advisory Committee members also serve on the Company’s Capital Expenditure Committee and Investment
Committee.
We have also established distinct responsibilities across the Company’s functional areas to execute on our responsible investment strategies and contribute to the achievement of our ESG-related corporate goals. These cross-functional responsibilities include asset-level sustainability assessments, 10-year capital plans, investment decisions, return on investment validation, project management, utility management and stakeholder and supplier engagement.

2024 Workforce Composition

The workforce composition data provided below is as of December 31, 2024.
AGE	GENDER	RACE

TOTAL WORKFORCE

6%
45%
49%
<30 years old
31-50 years old
51+ years old

MANAGEMENT POSITIONS

1%
45%
54%
<30 years old
31-50 years old
51+ years old

The Company is committed to cultivating an environment that supports the development and advancement of all. We are dedicated to fostering a culture where we listen, learn and act; treat each other as equals; show support and respect to each other and our partners; and encourage freedom of expression and understanding of differences. We believe that our employees’ unique viewpoints, diverse backgrounds and experiences together lead us to better business outcomes and help drive our collective success.

Succession Planning
The Board is actively engaged in executive talent management and succession planning. The Board reviews the Company’s
“people strategy” in support of its business strategy at least annually and receives regular updates on employee engagement and retention matters. This includes a detailed discussion of the Company’s leadership bench and succession plans with a focus on key positions at the senior officer level. High potential leaders are given exposure and visibility to Board members through formal presentations and informal events. In 2024, the Company also launched a structured talent planning process to identify high-
potential employees across the organization, assess skill gaps, and proactively address succession planning to build a robust pipeline of future leaders.
In addition, under the oversight of the Board, the Company’s CEO succession planning strategies have been successfully managed and implemented. When seeking a successor CEO, the Board has historically focused on internal candidates, drawing on the Company’s deep bench strength. The Company’s past three CEOs, over a span of 20 years, have all come from within the organization. The Company follows the same approach with respect to other senior management positions. Our chief financial officer, Sourav Ghosh, corporate controller, Joseph Ottinger, and head of asset management, Michael Rock, were all internal candidates who had each been with the Company for 8 or more years at the time they were promoted into their new roles. Through a robust annual talent and succession planning exercise, we continue to build our succession bench through targeted group and individual development for senior leadership roles. As part of our annual talent planning process, we identify "rising stars" deeper in the organization and consciously invest in their development to build our talent pipeline.
Political Contributions Policy and Trade Association Memberships
Host engages in policy, not politics. Under the Company’s longstanding policy, Company funds may not be used to contribute to candidates, political party committees, or political action committees. Company funds also may not be used to make direct independent expenditures to support or oppose political campaigns, to contribute to “social welfare” organizations organized under
Section 501(c)(4) of the U.S. Internal Revenue Code or organizations organized under Section 527 of the Internal Revenue Code, or to support ballot measure committees. The Company does not have a political action committee.

The Company has been recognized as a top company for political transparency and accountability, with the designation as a
“Trendsetter" by the Center for Political Accountability Zicklin Index of Corporate Political Disclosure and Accountability.

The Company believes that participation in the public policy process is an important and essential means of enhancing stockholder value. To help us achieve this objective, the Company belongs to a number of trade associations (organized under Section
501(c)(6) of the Internal Revenue Code), which allows us to network, build business skills, advance our public agenda and related business goals and monitor industry policies and trends. Company participation in trade associations, including membership on a trade association board, does not mean that the Company agrees with every position a trade association takes on an issue. In fact, from time to time our positions may differ from those of the trade associations of which we are members.
The Company makes payments to these associations, including membership fees and dues. Pursuant to the Company’s Code of
Business Conduct and Ethics, the Company’s legal department oversees compliance with the Company’s policy on political contributions. The Nominating, Governance and Corporate Responsibility Committee discusses the Company’s political spending policies and disclosures. The chart below lists organizations receiving dues and other contributions from the Company totaling
$25,000 or more between 2024 and 2020. Based on each organization’s records, we have listed below the portion of Company dues and other amounts that are used by each organization for lobbying.

TRADE ASSOCIATION MEMBERSHIPS

	2024			2023			2022
U.S. Trade Association	Company Dues and Contributions	Lobbying % (1)	Company Dues Allocated to Lobbying	Company Dues and Contributions	Lobbying % (1)	Company Dues Allocated to Lobbying	Company Dues and Contributions	Lobbying % (1)	Company Dues Allocated to Lobbying
National Association of Real Estate Investment Trusts	$155,758	22	$34,267	$153,723	23	$34,588	$153,723	25	$38,431
US Travel Association	78,400	20	15,295	76,475	20	15,295	76,375	64	48,944
Real Estate Roundtable	40,000	65	26,000	35,000	65	22,750	35,000	65	22,750

	2021			2020
U.S. Trade Association	Company Dues and Contributions	Lobbying % (1)	Company Dues Allocated to Lobbying	Company Dues and Contributions	Lobbying % (1)	Company Dues Allocated to Lobbying
National Association of Real Estate Investment Trusts	$140,593	25	$35,148	$142,511	25	$35,628
US Travel Association	74,600	55	41,030	78,065	36	28,103
Real Estate Roundtable	35,000	65	22,750	35,000	65	22,750
(1)Lobbying percentages obtained from the respective trade association.
Meetings and Committees of the Board
Each quarter, our Board holds two-day meetings. Committee meetings typically occur on the first day before the Board meeting. In addition to the quarterly meetings, there are other scheduled Board and committee meetings during the year. The Board met four times in 2024. Each director attended at least 75% of the meetings of the Board and of the committees on which the director served. Under the Corporate Governance Guidelines, directors are expected to attend the annual meeting of stockholders, and all directors attended the annual meeting in 2024. Under our Corporate Governance Guidelines, our independent directors meet in executive session without management and did so after each quarterly Board meeting in 2024. Mr. Gordon Smith, the Lead
Director, presided over the executive sessions of the non-management directors.
HOST'S BOARD OF DIRECTORS 2024 BY THE NUMBERS
4
meetings
held by the
Board of Directors
4
times
the independent directors
met in executive session
21
meetings
21 total Board and
Committee meetings
100%
attendance
100% of Board members
attended the annual meeting
held on May 15, 2024
The Board has three standing committees to assist it in carrying out its responsibilities: the Audit Committee, the Culture and
Compensation Committee, and the Nominating, Governance and Corporate Responsibility Committee. The Board may from time to time appoint other committees as circumstances warrant. Any new committees will have authority and responsibility as delegated by the Board. The Board has adopted a written charter for each committee, all of which are available on the Company’s website at
www.hosthotels.com. Copies of these charters are also available in print to stockholders upon request. See “Attendance and
Voting Matters—How can I obtain copies of documents referenced in this proxy statement?” The charters are reviewed and assessed annually by their respective committees and, when appropriate, changes are recommended to the Board to reflect the evolving roles of the committees. Each committee consists entirely of independent directors in accordance with The Nasdaq Stock
Market rules. The composition of each committee, including the designation of committee chairs, is determined annually by the
Board, based on recommendations from the Nominating, Governance and Corporate Responsibility Committee. Assignments to
committees are made based on a combination of factors, including each individual Board member’s expertise and the needs of the

Company. The Board and the Nominating, Governance and Corporate Responsibility Committee consider rotating chair and committee assignments every three to five years, taking into account, among other considerations, the benefits of continuity and experience, the desirability of new perspectives and continual education and engagement for directors, the applicable regulatory and stock exchange requirements, and the appropriate distribution of work. As part of this rotation of assignments and upon the recommendation of the Nominating, Governance and Corporate Responsibility Committee, in May 2024, Diana Laing was
appointed as chair of the Audit Committee and A. William Stein was appointed as chair of the Culture and Compensation
Committee.
Spotlight on 2024 Committee Chair Rotation
Audit Committee Chair Appointment - Diana Laing:  Ms. Laing brings extensive executive-level finance experience having served in chief financial officer roles at several public companies; her deep expertise in accounting and auditing extends back to the start of her career as an auditor at Arthur Andersen & Co. Her additional skills in management and operations, corporate governance and risk management, and IT and cybersecurity make her well-equipped to lead the
Audit Committee, and she has significant prior experience serving on audit committees at other public company boards in related industries.
Culture and Compensation Committee Chair Appointment - A. William Stein:  Mr. Stein has strong leadership, corporate governance and executive compensation experience, having previously served as chief executive officer and a director of Digital Realty Trust. His deep understanding of corporate governance has been further developed by many years of public company board service, as well as leadership roles at industry and academic organizations. Mr. Stein's executive compensation skills are further informed by his service as a financial expert on the Audit Committee and as former chief financial officer of Digital Realty Trust prior to his service as chief executive officer.

AUDIT
Members & Meetings	Committee Functions
Diana M. Laing (Chair) Herman E. Bulls Mary Hogan Preusse Walter C. Rakowich A. William Stein Number of Meetings in 2024: 7
✓Appoints and oversees the independent auditors;
✓Approves the scope of audits and other services to be performed by the independent and internal auditors;
✓Interviews, discusses and approves the selection of the lead audit partner of the independent auditor;
✓Reviews and approves in advance the engagement fees of the outside auditor and all non-audit services and related fees, and assesses whether the performance of non-audit services could impair the independence of the independent auditors;
✓Reviews the work and findings of the internal auditors;
✓Reviews the results of internal and external audits, the accounting principles applied in financial reporting, and financial and operational controls;
✓Meets with the independent auditors, management representatives and internal auditors;
✓Reviews interim financial statements each quarter before the Company files its
Quarterly Report on Form 10-Q with the SEC;
✓Reviews audited financial statements each year before the Company files its Annual
Report on Form 10-K with the SEC; and
✓Reviews risk exposures and management policies.

Each member of the Audit Committee, in the business judgment of the Board, meets the qualifications (including independence)
and financial expertise requirements of The Nasdaq Stock Market and qualifies as an “audit committee financial expert” within the meaning of SEC rules. Our independent and internal auditors have unrestricted access to the Audit Committee. The Report of the
Audit Committee appears later in this proxy statement.

NOMINATING, GOVERNANCE AND CORPORATE RESPONSIBILITY
Members & Meetings	Committee Functions
Gordon H. Smith (Chair) Mary L. Baglivo Herman E. Bulls Diana M. Laing Walter C. Rakowich Number of Meetings in 2024: 4
✓Makes recommendations to the Board on corporate governance matters and is responsible for keeping abreast of corporate governance developments;
✓Oversees the annual evaluation of the Board, its committees and, in conjunction with the Culture and Compensation Committee, the annual evaluation of management;
✓Reviews periodically the compensation and benefits of non-employee directors and makes recommendations to the Board or the Culture and Compensation Committee
of any modifications;
✓Reviews the composition—in terms of independence, experience, expertise, skills, time commitments, and special knowledge—and tenure of the Board and recommends the nomination of Board members and addition of new members, as appropriate;
✓Oversees the Company’s policies, programs and strategies related to environmental stewardship, responsible investment, social responsibility, corporate citizenship, human rights, human capital management and other social and public matters of significance to the Company; and
✓Fulfills an advisory function with respect to a range of matters affecting the Board and its committees, including making recommendations with respect to:
■selection and rotation of committee chairs and committee assignments;
and
■implementation, compliance and enhancements to the Company’s Code of
Business Conduct and Ethics and Corporate Governance Guidelines.

CULTURE AND COMPENSATION
Members & Meetings	Committee Functions
A. William Stein (Chair) Mary L. Baglivo Mary Hogan Preusse Gordon H. Smith Number of Meetings in 2024: 6
✓Oversees compensation policies, plans and benefits for the Company’s employees;
✓Approves the goals, objectives and total target compensation of the CEO and other executive officers of the Company and approves compensation for department heads and above;
✓Advises our Board on the adoption of policies that govern the Company’s annual compensation and equity-based plans;
✓Reviews and approves the Company’s goals and objectives relevant to the compensation of the CEO and evaluates the CEO’s performance in light of those goals and objectives;
✓Reviews and advises the Board on compensation trends and peer group practices;
✓Reviews and discusses with the full Board the Company’s succession plans relating to the CEO and other senior management;
✓Reviews periodic reports from management on matters relating to the
Company’s personnel appointments and practices and employee engagement surveys; and
✓Reviews a “Culture Dashboard” on a quarterly basis, which includes the demographics of the Company’s workforce and cultural initiatives.

Process for Selecting Directors

HOW WE BUILD A BOARD THAT IS RIGHT FOR HOST

The Board continuously identifies potential director candidates in anticipation of retirements, resignations, or the need for additional capabilities. The graphic below describes the ongoing process of the Nominating, Governance and Corporate Responsibility
Committee to identify highly qualified candidates for Board service.

Consider current Board skill sets and needs
Ensure Board is strong in core competencies of strategic
oversight, corporate governance, and leadership and has diversity of expertise, perspective and background

Consider qualified candidates
Looking for exceptional candidates who possess integrity,
independent judgement, broad business experience, a range of backgrounds and skill sets to meet existing or future business needs

Check conflicts of interest and independence All candidates are screened for conflicts of interest, and all directors candidates are evaluated for independence

Nominating, Governance and Corporate Responsibility Committee Considers shortlisted candidates; after deliberations, Committee recommends candidates for election to the Board

Full Board of Directors Dialogue and decision to appoint or nominate a new director candidate for election

Outcome Added five highly qualified directors since 2017 who bring the following skills and traits to our Board:
▪Public company CEO ▪Financial and accounting expertise ▪Executive leadership ▪IT/Cybersecurity experience	▪Real estate and REIT knowledge ▪ESG experience ▪Financial and capital markets expertise ▪Risk management expertise

The Nominating, Governance and Corporate Responsibility
Committee screens candidates and recommends candidates
for nomination by the full Board. The Committee assesses
board size as part of the annual nomination process. Part of that assessment takes into account current Board
composition, feedback on Board self-evaluations, board size
of peer companies, and investor feedback on the Company’s
corporate governance structures. The Board currently
believes that an appropriate size is eight to eleven members, allowing, however, for changing circumstances that may
warrant a higher or lower number. For the 2025 annual
meeting, nine director nominees are nominated, and the
Board continues to be engaged in ongoing refreshment
efforts. One new director was added in each of 2021 and
2022. The Committee considers director candidates
recommended by members of the Committee, other
directors, third-party search firms, management and
stockholders (as discussed below).
As part of the annual nomination process, the Board
assesses the current mix of director skills and identifies the skills and qualifications that the Board may consider as it
evaluates director candidates. The Board has previously
engaged an independent third-party firm to assist in
evaluating board composition. The Board seeks a
complementary mix of individuals with diverse backgrounds
and skills reflecting the broad set of challenges that the
Board and Company confront.

Stockholder Nominations and Recommendation of Director Candidates
The Committee considers any written suggestions of stockholders for director nominees. The recommendation must include the name and address of the candidate, a brief biographical description and a description of the person’s qualifications.
Recommendations should be mailed to: Host Hotels & Resorts, Inc., 4747 Bethesda Avenue, Suite 1300, Bethesda, MD 20814,
Attn: Secretary.
In addition, we amended our Bylaws in 2016 to permit a stockholder (or group of up to 20 stockholders) who has owned at least 3%
of our outstanding common stock continuously for at least three years as of the date of the notice of nomination, and continues to own the required 3% through the date of the annual meeting, to submit director nominees for the greater of two individuals or 20%
of the Board for inclusion in our proxy statement if the stockholder(s) and nominee(s) meet the requirements of the Bylaws.
Stockholders who would like to nominate a candidate for director for inclusion in the Company’s proxy statement, or who would like to nominate a director candidate that is not intended to be included in the Company’s proxy statement must in each case comply with the requirements described in this proxy statement and the Company’s Bylaws. See “Stockholder Proposals for our Next
Annual Meeting.”
Director Orientation and Continuing Education
Each new director receives an orientation that consists of briefings provided by Company officers on our business and strategic plans; significant financial, accounting and risk-management matters; culture, core values and behaviors, including ethics;
compliance programs; corporate governance practices; corporate responsibility initiatives; and other key policies and practices.
New directors also receive briefings on the responsibilities and duties of the committees on which they will initially serve.
Continuing education opportunities and tours of our hotels are provided to keep directors updated with information about the
Company and its hotels, operators, and strategy.  Board members are encouraged to visit Company hotels to further enhance their understanding of the Company’s business and strategy and to see firsthand return on investment projects, comprehensive hotel renovations and new hotel assets. These opportunities also support directors' abilities to effectively oversee evolving challenges and concepts that the Company may face. In addition, all directors are encouraged to attend, at our expense, director continuing education programs sponsored by governance organizations and other institutions.
Annual Performance Assessment
The Board conducts a self-assessment of Board and committee performance and effectiveness on an annual basis. The self-
assessment helps the Nominating, Governance and Corporate Responsibility Committee to track progress in certain areas targeted for improvement from year-to-year and to identify ways to enhance the Board’s and its committees’ effectiveness. The evaluation process includes the following:

Annual Written Questionnaire		Review of Questionnaire Responses

Questions to solicit candid feedback. Topics covered include:		The full Board reviews the results of the evaluations in executive session. The discussion is led by the Independent Lead Director.
Apart from the annual
discussion, an executive
session is scheduled at
each regular meeting and
any feedback from the
independent directors is
communicated to the
Chairman by the
Independent Lead Director.

•Board meeting content, conduct, and format •Board culture •Board leadership structure •Board oversight of and accessibility to management	•Board composition, including potential skills gaps for identifying board candidates •The structure, membership and effectiveness of committees •Individual director engagement and performance

PROPOSAL 2
Ratification of Appointment of Independent
Registered Public Accountants
•Independent firm with few ancillary services and reasonable fees.
•Significant real estate investment trust financial reporting expertise.
•Deep expertise regarding the Company's complex operations, accounting policies and practices.

The board recommends a vote FOR ratification of KPMG LLP for 2025

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accountants retained to audit the Company’s financial statements. The Audit Committee has unanimously approved and voted to recommend that the stockholders ratify the appointment of KPMG LLP as independent registered public accountants of the Company for 2025.
KPMG LLP has been retained as the Company’s independent registered public accountant since 2002. In determining whether to reappoint the independent accountant, the Audit Committee considers several factors including:
▶the length of time the firm has been engaged;
▶the firm’s independence and integrity;
▶the quality of the discussions with the independent accountant and the Audit Committee’s annual assessment of the past performance of both the lead audit partner and KPMG;
▶data relating to audit quality and performance; and
▶the appropriateness of KPMG’s fees.
Considerations leading to the retention of KPMG included its strong capability and expertise within our industry and the benefits gained from KPMG’s institutional knowledge and deep expertise regarding the Company’s complex operations, accounting policies and practices, and internal control over financial reporting. Another factor included the expertise of the lead audit partner, a senior partner with significant experience in the lodging and REIT industry. A new lead audit partner is designated at least every five years as required by the SEC to ensure continued independence and to provide a fresh perspective. The term of the current lead audit partner began in 2023. The Audit Committee and its chair were directly involved in the selection of the new lead audit partner. In addition, the Audit Committee reviewed and discussed the results of the firm’s reports on its quality controls and external assessments, including the results of inspections conducted by the Public Company Accounting Oversight Board (PCAOB).
The Audit Committee is also responsible for the negotiation of audit fees associated with the Company’s retention of KPMG LLP and set forth below are KPMG’s fees for 2024 and 2023. The Audit Committee believes these fees are reasonable and competitive.
The Audit Committee also has a long-standing policy regarding its pre-approval of all audit and permissible non-audit services provided by the independent registered public accountant, which is summarized below, as part of the controls and processes that help ensure KPMG’s continued independence.
Although ratification is not required by our Bylaws, the Board is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. Representatives of KPMG LLP will be at the annual meeting and will be given the opportunity to make a statement, if they desire to do so, and to respond to questions. If the selection is not ratified, the Audit
Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
The Board of Directors unanimously recommends a vote FOR ratification of the appointment of KPMG LLP as independent registered public accountants of the Company for 2025.

Principal Accountant Fees and Services
The Company was billed the following amounts for professional services by KPMG LLP, its independent registered public accountants, for 2024 and 2023:

	2024	2023
Audit Fees(1)	$2,714,950	$2,241,250
Audit-Related Fees (2)	134,500	83,000
Audit and Audit-Related Fees	2,849,450	2,324,250
Tax Fees (3)	35,800	68,500
All Other Fees	—	—
Total Fees	$2,885,250	$2,392,750
(1)Audit fees consisted of fees for the audits of the Company’s and Host Hotels & Resorts, L.P.’s annual consolidated financial statements, the audit of the Company’s internal control over financial reporting, reviews of the Company’s and Host Hotels & Resorts, L.P.’s quarterly condensed consolidated financial statements, audits of certain subsidiaries, reviews of SEC registration statements and other filings, comfort letters and consents, audit procedures related to acquisitions and dispositions, and accounting and reporting consultations.
(2)Audit-related fees consisted of fees for the audits of financial statements of our employee benefit plan and attestations regarding the
Company’s issuance of green bonds.
(3)Tax fees consisted of fees for tax consultation and tax compliance services.
The Audit Committee concluded that the provision of audit-related services and tax services is compatible with maintaining the independence of KPMG LLP.
Pre-Approval Policy for Services of Independent Registered Public
Accountants
All services performed by KPMG LLP were pre-approved by the Audit Committee in accordance with its 2024 pre-approval policy.
The policy describes the audit, audit-related, tax and other services permitted to be performed by the independent registered public accountants, subject to the Audit Committee’s prior approval of the services and fees. On an annual basis, the Audit Committee will review and provide pre-approval for certain types of services (and corresponding cost levels) that may be provided by the independent registered public accountants under this general pre-approval without obtaining specific pre-approval from the Audit
Committee. Services performed under this general annual pre-approval are communicated on a timely basis to the Audit
Committee. If a type of service to be provided is not within the scope of the general pre-approval, it will require specific pre-
approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require separate pre-approval by the Committee.
The Audit Committee has designated the Corporate Controller to monitor the performance of all services provided by the independent registered public accountants and to determine whether such services are in compliance with the pre-approval policy.
Policy for Hiring Members of the Audit Engagement Team
The Audit Committee adopted a policy regarding the hiring of audit engagement team members to address the potential for impairment of auditor independence when partners and other members of the audit engagement team accept employment with the
Company. Under the policy, the Company may not hire into a financial reporting oversight role any individuals who were members of the Company’s audit engagement team for the prior year. Exceptions to the one-year “cooling off” period include, among others, persons who provided less than 10 hours of audit services and individuals whose employment resulted from an emergency or other unusual situation. In all such cases, the Audit Committee must determine that the relationship is in the best interests of the
Company. In addition, the Company may not appoint a director who is affiliated with or employed by a present or former auditor of the Company until three years after the affiliation or auditing relationship has ended.

Other Company Accountants and Auditors
The Company has engaged Ernst & Young LLP for tax consultation and tax compliance services and PricewaterhouseCoopers
LLP as the Company’s internal auditors. PricewaterhouseCoopers LLP reports to the Audit Committee and the purpose of the internal audit program is to provide the Audit Committee and Company management with ongoing assessments of the Company’s risk management processes and to review the effectiveness and design of internal controls at our properties and the Company’s corporate office.

Report of the Audit Committee
To Our Stockholders:
The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting, system of internal control and audit processes. Management of the Company has responsibility for preparing the Company’s financial statements, as well as for the Company’s financial reporting process and internal controls.
KPMG LLP, acting as independent registered public accounting firm, is responsible for performing an independent audit of the
Company’s financial statements and internal control over financial reporting and for expressing an opinion on the conformity of the Company’s financial statements with U.S. generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting. PricewaterhouseCoopers, LLP, acting as non-independent registered public accountants in its performance as the Company’s internal auditor, is responsible for assisting the Company’s review of the effectiveness of its internal control over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes.
The Audit Committee members are not professional accountants or auditors, and the Audit Committee’s functions are not intended to duplicate or certify the activities of management and the independent registered public accounting firm. In this context, the Audit Committee has:
▶reviewed and discussed with management the audited financial statements for each of the Company and Host Hotels &
Resorts, L.P. for the year ended December 31, 2024, including discussions of the quality, not merely the acceptability, of the
Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company’s financial statements;
▶discussed with both the Company’s internal and independent registered public accounting firms the overall scope for their respective audits and the results of their examinations, the evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting;
▶discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and Exchange Commission;
▶received the written disclosures and the letter from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and
▶discussed with KPMG LLP their independence from the Company and its management, including the compatibility of non-
audit services, if any, with maintaining their independence.
Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Annual Report on Form 10-K of the Company and Host Hotels & Resorts, L.P. for the year ended December 31, 2024. The Annual Report on Form 10-K was filed with the Securities and Exchange Commission on February 26, 2025.
The Audit Committee
Diana M. Laing, Chair
Herman E. Bulls
Mary Hogan Preusse
Walter C. Rakowich
A. William Stein

PROPOSAL 3
Advisory Resolution To Approve
Executive Compensation
•Independent oversight by Culture and Compensation Committee with the assistance of an independent consultant.
•Compensation programs emphasize variable pay tied to performance.
•Compensation programs are working effectively, aligning executive incentives with stockholder results.

The Board recommends a vote FOR this proposal

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that the Company seek a non-binding advisory vote from its stockholders to approve executive compensation. Since the required vote is advisory, the result of the vote is not binding upon the Company or the Board.
We urge stockholders to read the “Compensation Discussion and Analysis,” which describes how our executive compensation policies operate and how they are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative which provide detailed information on the compensation of our named executive officers. Our executive compensation program is designed to provide the opportunity to earn a competitive level of compensation necessary to attract, motivate and retain talented and experienced executives and to motivate them to achieve short-term and long-
term corporate goals that enhance stockholder value. Highlights of the Company’s compensation program include the following:
▶as an executive officer’s responsibility and ability to affect the financial results of the Company increases, the portion of his or her total compensation “at-risk” increases;
▶annual cash incentive program is 100% performance based and tied primarily to achievement of predetermined corporate financial measures and, secondarily, to individual performance in support of the Company’s annual business plan;
▶long-term incentive program that is predominately performance based and tied to the achievement of corporate financial performance based on Adjusted EBITDAre as well as relative stockholder return. The performance-based portion of our long-term incentive program is 100% based on quantitative metrics; and
▶the Culture and Compensation Committee regularly assesses the Company’s individual and total compensation programs against peer companies, the general marketplace and other industry data, and the Committee engages an independent consultant to independently review key aspects of our executive compensation program annually.
The Culture and Compensation Committee and the Board believe that our existing compensation programs and oversight continue to effectively implement our compensation philosophy, and have been effective at incentivizing the achievement of the Company’s strong financial performance.
For the reasons stated above, the Board of Directors unanimously recommends a vote “FOR” approval of the following resolution:
“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis and in the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.”
EFFECT OF PROPOSAL

This advisory resolution to approve named executive officer compensation, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. The approval or disapproval of this proposal by stockholders will not require the Board, the
Culture and Compensation Committee or the Company to take any action regarding the Company’s executive compensation practices. Although non-binding, the Board and the Culture and Compensation Committee will carefully review and consider the voting results when evaluating our future executive compensation program.

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides you with information on the Company’s executive compensation program and practices, and the decisions that the Culture and Compensation Committee of the Board of Directors has made under the program. The CD&A focuses on our named executive officers for 2024, who were:

James F. Risoleo Sourav Ghosh Nathan S. Tyrrell Julie P. Aslaksen Michael E. Lentz
President and Chief Executive Officer
Executive Vice President, Chief Financial Officer
Executive Vice President, Chief Investment Officer
Executive Vice President, General Counsel & Secretary
Executive Vice President, Development, Design & Construction

CD&A Table of Contents

2024 COMPANY PERFORMANCE HIGHLIGHTS ...........................................................................................................................	42

OUR COMPENSATION PROGRAM ...................................................................................................................................................	44

Elements of Our Program ......................................................................................................................................................................	44

Best Practices ..........................................................................................................................................................................................	47

Results of 2024 Advisory Vote & Stockholder Engagement ............................................................................................................	47

Process for Setting Target Compensation for 2024 ...........................................................................................................................	48

2024 COMPENSATION .........................................................................................................................................................................	48

Salary ...	49

Annual Cash Incentive ............................................................................................................................................................................	49

Long-Term Incentives .............................................................................................................................................................................	55

ROLE OF THE CULTURE AND COMPENSATION COMMITTEE, MARKET DATA AND PEER GROUP ...........................	59

ROLE OF THE COMPENSATION CONSULTANT ...........................................................................................................................	60

CULTURE AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ......................................	61

RISK CONSIDERATIONS .....................................................................................................................................................................	61

ADDITIONAL POLICIES AND BENEFITS ..........................................................................................................................................	61

2024 Company Performance Highlights
Over the course of 2024, we delivered operational improvements and we continued to successfully allocate capital through acquisitions, reinvestment in our portfolio, share repurchases, and dividends. We acquired $1.5 billion of iconic and irreplaceable real estate. In addition, we significantly reinvested in our portfolio through capital expenditures and resiliency investments, and we returned capital to our stockholders in the form of dividends and share repurchases. Most importantly, we maintained our investment grade balance sheet and well-laddered maturity schedule while continuing to position the Company to take advantage of potential opportunities in the future.

Select performance highlights for 2024 include:
▶Operational Improvements: We delivered operational improvements across our portfolio, driven by increases in room rates, leading to a comparable hotel RevPAR increase of 0.9% year-over-year. Comparable hotel total RevPAR increased 2.1% year-over-year based primarily on increases in food and beverage revenues as well as an increase in other revenues from ancillary spending.
▶Acquisitions: Acquired $1.5 billion of iconic and irreplaceable real estate across four properties, including the 1
Hotel Nashville and Embassy Suites by Hilton Nashville Downtown, the 1 Hotel Central Park, and The Ritz-Carlton
O'ahu, Turtle Bay, three of which are located in new markets for the Company.
▶Reinvestment in Our Portfolio: In 2024, we invested nearly $550 million in capital expenditures and resiliency investments at our properties and made progress on the Hyatt Transformational Capital Program, a three-to-four-year comprehensive renovation program at six of our Hyatt properties that will target returns through enhanced owner's priority and market share gains. We also made substantial progress on the 40-unit residential condominium development at the Four Seasons Resort Orlando at Walt Disney World® Resort.
▶Investment Grade Balance Sheet and Well-Laddered Maturity Schedule: We issued $1.3 billion of senior notes through two separate underwritten public offerings and repaid $400 million of senior notes at maturity.
▶Capital Returned to Stockholders: We returned over $632 million of capital to stockholders through dividends, bringing the total dividends declared for the year to $0.90 per share with a dividend yield of 5.1% based on the
Company's closing stock price of $17.52 as of December 31, 2024. We also repurchased $107 million of common stock at an average price of $16.99 per share.
▶Corporate Responsibility Leadership: In 2024, we continued our investments in ESG initiatives, maintaining our position as a global sustainability leader. We made progress toward our 2030 environmental and social targets, which serve as the roadmap to achieving the Company's net positive vision. We were named to the Dow Jones Best-in-
Class World Index—which recognizes global sustainability leaders across all industries—for the sixth consecutive year, and we were included in the Dow Jones Best-in-Class North America Index for the eighth consecutive year.
Additionally, we were once again included among the world’s most sustainable companies in S&P Global’s
Sustainability Yearbook. In 2024, we achieved four new LEED® certifications, resulting in a total of 20 properties with
LEED certification, including four LEED Gold hotels plus our corporate headquarters in Bethesda, Maryland. We also expanded our sustainable financing to nearly $5 billion to support investments in sustainable projects and green building certifications. Additionally, we advanced our social initiatives with continued investments in our Diversity,
Equity, Inclusion and Belonging program; employee engagement, learning and development and health and well-
being initiatives; and community partnerships and community resilience. We were named the winner of NAREIT’s
2024 Diversity Impact Award for large cap REITs and were the first lodging REIT to sign onto the American Hotel &
Lodging Association's (AHLA) and Procure Impact's Dignity of Work pledge.
▶Stockholder Engagement: In 2024, our investor relations team engaged with 203 institutional investment management firms, representing 62% of the shares held by the Company's top 100 active stockholders. In addition, over the course of the year, we continued to pursue our ESG-focused stockholder outreach, reaching out to 26 investors representing approximately 70% of our outstanding shares and ultimately engaging with 11 investors representing approximately 53% of our stockholder base. Our cross-functional senior leadership team, which includes members of our Legal, Human Resources, Corporate Responsibility, Development, Design & Construction, and
Investor Relations functions, supported these engagement efforts. As part of this ESG-focused outreach, we engaged with 11 investors representing approximately 53% of our stockholder base. Through this productive engagement process, we gained a clearer understanding of issues that are important to stockholders and provided stockholders with greater transparency into our business, Corporate Responsibility initiatives and practices, and approach to executive compensation, including our compensation program's overall structure and design. For a more detailed summary of this discussion, please see the "Corporate Governance and Board Matters—Stockholder Outreach and
Engagement" section in this proxy statement.
For more complete information about our 2024 performance, please review the Company’s Annual Report on Form 10-K included in our mailing to stockholders. For more information on our Corporate Responsibility program, please refer to our 2024 Corporate
Responsibility Report which is available on our website at www.hosthotels.com.

Our Compensation Program
The Culture and Compensation Committee oversees all our compensation policies and practices. The Committee reviews compensation levels, trends and practices every year and has retained an independent compensation consultant, Pay
Governance, to assist in its review. The Committee annually approves the design and structure of our executive compensation program, which provides for flexibility in light of evolving market dynamics and stockholder feedback. Our long-standing compensation philosophy, which has supported our business and talent needs over the past decade and the various economic cycles we have experienced, consists of the following principles:

Foster a strong relationship between stockholder interests and executive compensation	Provide annual and long-term incentives that emphasize performance-based compensation	Provide overall levels of compensation that attract, retain and motivate talented executives

ELEMENTS OF OUR PROGRAM

Our compensation program has three key elements:
▶Base Salary which is the only component of compensation that is fixed;
▶Annual Cash Incentive that is fully performance based; and
▶Long-Term Incentive which is equity compensation denominated in performance-based and time-based restricted stock units.
The mix of target total direct compensation for 2024 for our CEO and the average of our other named executives is shown in the charts below. Importantly, our compensation program seeks to maximize the alignment between stockholder results and executive compensation by emphasizing variable pay tied to performance, with the majority of the opportunity based on annual and long-term incentive compensation. Our compensation strategy, with significant pay at risk, supports the drivers of the Company's performance. Performance-based pay for 2024 accounted for 61% of target total direct compensation for our CEO and averaged
56% for our other named executive officers.
ANNUAL CASH INCENTIVE
16%
BASE SALARY
9%
LONG-TERM
EQUITY INCENTIVE
(PERFORMANCE-
BASED)
45%
LONG-TERM
EQUITY INCENTIVE
(TIME-BASED)
30%
VARIABLE PAY
91%
BASE SALARY
20%
LONG-TERM
EQUITY INCENTIVE
(PERFORMANCE-
BASED)
36%
LONG-TERM
EQUITY INCENTIVE
(TIME-BASED)
24%
ANNUAL CASH INCENTIVE
20%
VARIABLE PAY
80%

As the Committee evaluated the Company’s executive compensation program design for 2024, it remained focused on promoting long-term value creation and incentivizing performance with the goal of achieving continued year-over-year improvements in operations. The Committee believes that our long-term incentive program effectively serves this purpose by emphasizing long-term value creation and aligning the executive team’s compensation with Company performance and stockholder outcomes over the long-term. The performance-based component of the program was redesigned in 2021 in response to stockholder feedback to (1)
shift to full three-year vesting periods and (2) replace the previous corporate strategic objectives with Adjusted EBITDAre performance, while retaining total stockholder return versus the NAREIT Lodging & Resorts Index; this resulted in the program being based on 100% quantitative metrics. No changes were made to our long-term incentive program for 2024.
The following table summarizes the key elements of target direct compensation for our 2024 executive compensation program. Our incentives are designed to drive overall corporate performance, achieve strategic goals, and focus individual performance using measures that correlate to stockholder value. As illustrated in the table, we tie our executive compensation program to our long-
term business strategy by keeping our executive officers focused on, and rewarding them for their execution of our strategy in support of both overall annual and long-term Company performance goals.

HOW WE PAY AND WHY:
  SUMMARY OF 2024 EXECUTIVE COMPENSATION PROGRAM DESIGN

	CASH COMPENSATION		EQUITY COMPENSATION

	Base Salary	Annual Cash Incentive Awards	Performance-Based Long-Term Incentive Awards	Time-Based Long-Term Incentive Awards

Key Characteristics	✓Fixed compensation component payable in cash. ✓Reviewed annually and adjusted when appropriate.	✓At-risk compensation component payable annually in cash. ✓Amount payable is based on actual performance against annually established goals.
✓60% of the value of equity
awards is performance-
based.
✓Half of the performance-
based award is eligible to
vest at the end of three
years based on Adjusted
EBITDAre performance.
✓The remaining half of the
performance-based award
is eligible to vest at the end
of three years based on
relative TSR performance.
✓40% of the value of equity awards is time- based. ✓Granted as RSUs that vest in annual installments over three years.

Why We Pay This Element and How it Incentivizes Execution of Our Strategy	✓Provide a base level of competitive cash compensation for executive talent. ✓Only component of compensation that is fixed.
✓Motivate and
reward executives
for performance
based on the
Company’s
achievement of key
financial measures
and individual
performance,
determined by
each executive’s
contribution to
achieving the
Company’s annual
business plan.

✓Motivate and reward
executives for performance
on key measures.
✓Align the interests of
executives with long-term
stockholder value.
✓Measures collective
success at achieving pre-
determined goals that drive
stockholder value.
✓Align the interests of executives with long- term stockholder value. ✓Retain executive talent.

How We Determine Amount	✓Experience, job scope, market data, and individual performance. ✓Salaries of the named executive officers and department heads are approved by the Culture and Compensation Committee.	✓Formulaic determination with a limit on the maximum amount payable.	✓Target awards are based on job scope, market data, and individual performance. ✓Amount of the awards that ultimately vest is capped.	✓Target awards are based on job scope, market data, and individual performance.

BEST PRACTICES

Our compensation program for 2024 continues to incorporate our best practices. We believe our executive compensation practices drive performance and serve our stockholders’ long-term interests. We avoid certain practices that do not serve these goals or further our stockholders’ interests.

WHAT WE DO	WHAT WE DON’T DO

✓Culture and Compensation Committee comprised solely of
independent directors;
✓Stock ownership and retention requirements for senior
management and directors;
✓Regular reviews of our compensation and relative TSR
peer group;
✓Regular briefings from the independent consultant
regarding key trends in executive compensation and
regulatory developments;
✓An annual review of the performance of the chief executive
officer;
✓Market-aligned severance policy for executives with a
double trigger for any change-in-control payments under
the plan;
✓Policies authorizing recoupment of compensation that
results from a misstatement of financial results;
✓Limited perquisites;
✓The majority of total compensation is tied to performance;
✓Cap on amounts earned under our performance-based
compensation awards;
✓An independent compensation consultant retained
exclusively by the Committee, which has no ties to the
Company; and
✓Annual advisory vote on executive compensation.

XNo employment contracts with executive officers;
X No individual change-in-control agreements;
X No tax gross-up on change in control payments or
severance payments;
X No pledging, hedging, derivatives trading or short sales of
Company securities by directors, officers or employees;
X No pension plans or supplemental executive retirement
plans;
X No dividends paid on unvested restricted stock or
restricted stock unit awards unless the awards actually
vest;
X No counting of unvested performance restricted stock
units toward our stock ownership guidelines;
X No grants of stock options since 2016; and
X No option repricing without stockholder approval.

RESULTS OF 2024 ADVISORY VOTE & STOCKHOLDER ENGAGEMENT

Each year, the Culture and Compensation Committee considers the outcome of the stockholder advisory vote on executive compensation when making decisions relating to the compensation of the named executive officers and our executive compensation program design, structure and policies.
Stockholders continued their significant support for our
executive compensation program with approximately 93% of
the votes cast for approval of the “say-on-pay” proposal at the
2024 Annual Meeting of Stockholders. In addition, last year's equity plan was approved by stockholders with 94% of the
votes cast in favor of the new plan. The Committee believes
that last year’s voting results conveyed our stockholders’
strong support for the design changes made to our
compensation programs in recent years and that last year’s
voting results, together with the 92% or better approval
received since the inception of the advisory vote, conveyed
our stockholders’ continued strong support of the philosophy, design and structure of our executive compensation program.
Strong support for our executive compensation
program at our 2024 Annual Stockholders' Meeting

In addition to the outcome of the stockholder advisory vote, the Committee also considers the results of our stockholder engagement in considering the design of the Company’s compensation program. A discussion of how the Company conducts stockholder outreach and a summary of the results of this program for 2024 is summarized in “Corporate Governance and Board
Matters—Stockholder Outreach and Engagement” in this proxy statement. Specifically on executive compensation and our use of equity, feedback was overwhelmingly positive, with stockholders primarily asking clarifying questions regarding the metrics used in our program. As a result of broader feedback received from this engagement, we continued to demonstrate progress on our capital allocation efforts, enhanced our ESG disclosure and provided additional information on sustainability-related projects and projects to improve the resiliency of our properties, and provided visibility into achieving the Company’s 2050 Corporate Responsibility vision to become a net positive company.
PROCESS FOR SETTING TARGET COMPENSATION FOR 2024

The Culture and Compensation Committee annually reviews and approves total target direct compensation for senior executives.
This consists of a salary, an annual cash incentive based on the target level of performance, an award of performance-based restricted stock units valued based on the target level of performance and an award of time-based restricted stock units that vest over three years.  When approving total target compensation for senior executives, the Committee reviews tally sheets that detail the various elements of compensation for each executive officer. These tally sheets are used to evaluate the appropriateness of the total compensation package, to compare each executive officer’s total compensation opportunity and to ensure that the compensation appropriately reflects the compensation program’s focus on pay for performance.
In addition to the tally sheets, data from three additional sources provided by Pay Governance, the Committee's independent consultant, were used by the Committee to provide context in setting total target compensation for senior executives: (1) pay data reported in 2023 proxy filings for peer companies, the primary data source used in establishing target compensation for the named executive officers, (2) 2023 general industry survey data of companies for non-real estate specific functions, size adjusted based on revenues, and (3) 2023 McLagan survey data focused on companies of similar size in terms of total capitalization. For more information on these data sources, the specific peer companies used and the Committee’s benchmarking process, see “Role of the
Culture and Compensation Committee, Market Data and Peer Group” in this CD&A.
The Committee used these data sources as a reference point to inform its establishment of compensation levels but did not target a specific compensation level relative to the data sources for any named executive officers or other senior executive officers. The
Committee determined the size of each individual’s target compensation for 2024 based on each officer’s responsibilities and expected contributions.
Target compensation for each component of the 2024 compensation program is set forth below for each named executive officer in the “2024 Compensation” section that follows.
Determining 2024 Compensation
The Committee considered the following overarching principles in arriving at its 2024 compensation decisions:
▶Listen to and Align with Stockholders: Carefully consider the feedback provided by stockholders during management’s extensive ESG-focused stockholder engagement initiative and make compensation decisions that are responsive to their views and appropriately aligned with their interests. In 2021, as a result of this feedback, the
Company redesigned the performance-based portion of the Company’s long-term incentive program to be based
100% on quantitative goals and shifted to full three-year cliff vesting of these awards beginning in 2022. Our 2024 performance-based long-term incentive program continued to follow this design.
▶Establish Appropriate Performance Measures: Take a holistic approach to goal setting and its implications for compensation. Review all metrics used in the program and make changes where appropriate to focus on value creation, while still retaining and strengthening the program’s use of objective, quantitative metrics to evaluate performance.
▶Recognize Strong Performance and Leadership: Reward strong leadership, creative thinking, agility and successful execution of the Company’s business plan, including: delivering strong operational improvements and allocating capital through multiple means including acquisitions, reinvestments in our hotels, dividends and share repurchases.

▶Consider the Efforts of All Employees: Ensure that the Committee’s executive compensation decisions are consistent with compensation decisions for employees at all levels within the Company.
▶Evaluate Executive Performance on an Individual Basis: Ensure that executives are evaluated on an individual basis, rather than taking a one-size-fits-all approach, and that the evaluations take into account each executive’s contributions to and performance against the Company’s specific business objectives.
▶Motivate and Retain Key Employees and Executives: Ensure that compensation opportunities continue to retain and motivate the Company’s key employees and executives over the near-term and long-term.
▶Understand the Broader Compensation Landscape: Work closely with the Committee’s independent compensation consultant to evaluate and understand how companies within and outside our peer group are approaching compensation decisions.
Set forth below is a detailed discussion of each element of our 2024 compensation program for our named executive officers, the decisions the Compensation Committee made in establishing executive compensation and the compensation received by our named executive officers as a result of Company performance.
SALARY

Base salary is set at an annual rate considering factors such as experience, job scope, market data, and individual performance.
Salary as a percentage of the named executive officers’ total target direct compensation ranged between 9% and 24% in 2024. As part of the Culture and Compensation Committee's review of total target compensation, the Committee approved salary increases for each named executive officer as set forth in the table below, ranging from 5% to 13%. The increases were based on the
Committee's annual compensation review (see "Process for Setting Target Compensation for 2024" above for additional information). The increases were intended to better align salaries with median market levels based on the peer data as well as to recognize performance and continued growth in the executives' respective roles.  There were no salary increases in the prior year for the named executive officers except for a 2% increase for Ms. Aslaksen.

Name	Salary 2024	Salary 2023	Increase %
Mr. Risoleo	$1,100,000	$1,050,000	5
Mr. Ghosh	675,000	600,000	13
Mr. Tyrrell	650,000	600,000	8
Ms. Aslaksen	550,000	510,000	8
Mr. Lentz	550,000	500,000	10
ANNUAL CASH INCENTIVE

All employees participate in the annual cash incentive program. 2024 awards for the named executive officers are based on (1) the
Company’s performance against two annual financial metrics, capital expenditure (capex) cash flow and return on invested capital
(ROIC), and (2) individual performance based on contributions to achieving the Company’s annual business plan. These metrics for our annual incentive plan were approved by the Culture and Compensation Committee in February 2024. The annual cash incentive was weighted as follows for the named executive officers:

Capex cash flow is an operational metric measuring capital expenditures. To maintain the quality and competitiveness of the
Company’s hotels, increase revenue and reduce operating costs, the Company must make strategic reinvestment in our assets through capital expenditures. The effectiveness of these investments can be measured in future RevPAR index improvements (a measure of market share) and increased earnings. Target capital expenditures for 2024 were calculated based on the Board-
approved capital plan, which excludes extraordinary events and is adjusted for hotel acquisitions and dispositions. This metric measures the Company’s achievement on completing the 2024 capital expenditure plan based on the actual annual capital expenditures versus the budget (i.e., the lower the spending on a capital project relative to the budget, the greater the level of achievement). The Board receives quarterly updates and monitors progress on the capital expenditure plan.
The second metric used was ROIC, which is a return metric that provides an emphasis on investing capital effectively and is calculated by dividing hotel-level EBITDA by total invested capital for our comparable hotel properties. The metric excludes hotels acquired or disposed of during the year or hotels with disruptions that would make results non-comparable, using the same factors for determining a disruption event as in our SEC filings for reporting comparable hotel EBITDA. As the Company has invested heavily in its hotels in recent years through the Marriott and Hyatt Transformational Capital Programs and other significant redevelopment projects, ROIC is an important tool for measuring the effectiveness of the Company’s investment strategy. For more information on our definition of comparable hotels, the calculation of Comparable Hotel EBITDA and a reconciliation to the applicable GAAP measure, see the Company’s Annual Report on Form 10-K in “Management’s Discussion and Analysis of
Financial Condition and Results of Operations—Comparable Hotel Results for Host Inc. and Host L.P.” on page 71. The comparable hotel results reported in our SEC filings includes acquisitions during the year (and hence includes results prior to our ownership period) to provide a more complete comparison of year over year results for our current portfolio. These acquisitions are excluded from ROIC, however, since they were acquired after budgets and targets were established at the beginning of the year by the Culture and Compensation Committee.
Individual performance is assessed based on each executive’s contribution towards predetermined business objectives as set forth in the annual business plan. The business objectives for 2024 related to hotel revenue performance, implementing cost savings, capital allocation strategy, value enhancement, and redevelopment at our properties, the capital expenditure plan, enterprise analytics, investor relations, corporate responsibility, and organizational matters relating to culture, employee engagement, and diversity, equity, inclusion and belonging. The Committee believes that including an individual performance component in the annual bonus plan is an important tool in motivating the executives to produce measurable performance results for the Company as a whole and for the executive’s individual area of responsibility, emphasizes the importance of teamwork and recognizes each executive’s role in achieving corporate imperatives.
In 2024, the target annual cash incentive represented between 16% and 24% of the named executive officers’ total target direct compensation. The total amount that a named executive officer may earn depends on: (1) salary or eligible earnings, because the award is calculated and paid as a percentage of the annual salary or amount earned, (2) the level of performance achieved on capex cash flow and ROIC, and (3) the level of performance achieved on individual performance towards predetermined business objectives based on the Company’s annual business plan. Performance objectives were set early in 2024 at threshold, target and high levels and results are interpolated between these levels. The percentage of target earned for each performance level is as follows: threshold – 50%; target – 100%; and high – 200%. There is no bonus earned for a particular metric if performance is below threshold, and bonuses are capped at the high level. The chart below shows the target annual incentive award as a percentage of salary for each named executive officer in 2024. There were no changes to the target annual incentive awards as a percentage of salary from the prior year, except that Mr. Risoleo’s target award as a percentage of salary increased from 170% to 175% to align his total target compensation with market levels, based on the peer review of compensation practices conducted by the Culture and
Compensation Committee discussed above, and reflective of his continued growth in his role as CEO.
TARGET ANNUAL INCENTIVE

Name	Salary	Target as % of Salary	Target Annual Incentive
Mr. Risoleo	$1,100,000	175	$1,925,000
Mr. Ghosh	675,000	100	675,000
Mr. Tyrrell	650,000	100	650,000
Ms. Aslaksen	550,000	100	550,000
Mr. Lentz	550,000	100	550,000
2024 Results on Financial Measures: The threshold, target and high goals for capex cash flow and ROIC were established in
February 2024 by the Culture and Compensation Committee based on, and subject to review and approval of, the Company’s 2024 business plan and budget by the Board of Directors. ROIC goals are established on a per hotel basis and the goals set forth below are a weighted average of the individual hotel goals for our comparable hotels used in determining ROIC. The chart below shows these measures and the Company’s actual results for 2024, which were determined by the Committee in February 2025.
2024 ACTUAL RESULTS ON FINANCIAL MEASURES

Corporate Measure	Threshold	Target	High	Actual
Capex Cash Flow	$650,000,000	$619,000,000	$588,000,000	$555,000,000
ROIC	9.19%	10.21%	11.23%	10.01%
Capex Cash Flow: Because this metric measures the Company's achievement of completing the 2024 capital expenditure plan against the designated budget, the lower the total level of spending relative to budget, the greater the achievement. Targets are set based on the capital expenditure plan for the particular year. Because total spending for the capital expenditure plan will vary widely from year to year based on the level of investments, Capex Cash Flow targets may be higher or lower than the previous year. This does not, however, indicate that the goals set are more or less rigorous than the prior year's goals or the prior year's achievement because total capital expenditure spending tends to vary on a year-to-year basis.
The Company completed 150 Host-managed capital expenditure projects in 2024, and commenced construction on hotels included in the multi-year Hyatt Transformational Capital Program, realizing approximately $39 million in project savings. The Company also effectively managed capital expenditures required for unplanned projects and planned replacements, reducing capital expenditure spend by $18 million and $23 million, respectively. The Company’s final outcome for these projects was significantly under budget which resulted in high performance achievement.
Return on Invested Capital: Performance against the ROIC metric was achieved below target in 2024. Improvements in group business led to operational improvements in 2024, driven by rate increases and increases in food and beverage and other ancillary spending at our hotels. In addition, the Company achieved out-performance against targeted returns from its newly renovated hotels as part of its redevelopment efforts, including the success of the Marriott Transformational Capital Program, and continued
to benefit from efforts to reduce traditionally fixed hotel expenses. However, these improvements were offset by lower than expected results from our hotels in Maui, a key market for the Company, and moderating leisure demand partially due to an imbalance of outbound travel from the U.S. compared to international inbound travel to the U.S., leading to overall below target results for ROIC. For more information on the factors that led to these results, see 2024 Company Performance Highlights at the beginning of this CD&A, specifically “Operational Improvements,” and “Reinvestment in Our Portfolio.”
2024 Results on Individual Performance Goals: The Culture and Compensation Committee spent considerable time evaluating the 2024 performance of our senior management team, including the named executive officers. For the named executive officers, the Committee reviewed and discussed each executive’s performance at its December 2024, January 2025 and February 2025
meetings after reviewing individual assessments and receiving input from Mr. Risoleo (for executives other than himself). The
Committee discussed each of the named executive officer’s performance based on their individual contributions towards predetermined business objectives as set forth in the Company’s annual business plan and the impact of individual performance on the overall successes of the Company. The Committee provided its recommendations to the independent directors of the Board in an executive session.
The Committee determined that each named executive officer performed at exemplary levels and showcased strong leadership in delivering year-over-year operational improvements and successfully executing on the Company's capital allocation strategy, including the acquisition of four iconic properties for $1.5 billion, three of which were in new markets for the Company, and as further demonstrated by the many other accomplishments set forth at the beginning of this CD&A. The tables below describe the individual contributions of each named executive officer. The individual performance results achieved for each named executive officer for 2024 were as follows: Mr. Risoleo – high; Mr. Ghosh – high; Mr. Tyrrell – exceeds target; Ms. Aslaksen – high; and Mr.
Lentz – exceeds target.
SUMMARY OF INDIVIDUAL PERFORMANCE ACHIEVEMENT

Individual Performance for Mr. Risoleo - President and Chief Executive Officer

✓Oversaw the Company’s collaborative focus on engagement with third party managers to deliver top-line 2024 operational improvements while maintaining expense discipline despite inbound-outbound U.S. travel imbalance, cost inflation, impacts from hurricanes and a slow recovery from the Maui 2023 wildfires
✓Championed strategic investment of capital in the Company’s existing portfolio to position the Company to gain market share; led efforts to successfully complete over 150 capital investment projects with a total investment of $653 million, on time and under budget, with an aggregate savings of approximately $28 million
✓Oversaw the commencement of transformational renovations at the first three hotels in the Hyatt Transformational Capital Program and supported the completion of agreements with Disney and Four Seasons to enable marketing and sales at the 40-unit residential condominium development at the Four Seasons Resort Orlando at Walt Disney World® Resort
✓Oversaw successful acquisition activity, sourcing and directing four off-market purchases of highly sought after properties for approximately
$1.5 billion; the acquisitions included the 1 Hotel Nashville and Embassy Suites by Hilton Nashville Downtown, the 1 Hotel Central Park, and
The Ritz-Carlton O'ahu, Turtle Bay, three of which are located in new markets for the Company; continued to expand relationships with hotel owners, brokers, managers and lenders to facilitate future investment opportunities
✓Oversaw the Company’s capital allocation strategies, including the issuance of $1.3 billion in senior notes in two offerings, one of which was a green bond, and the repurchase of $107 million in Company stock at an average price of $16.99; supported the achievement of maximum pricing benefit for our first-ever sustainability-linked targets in our credit facility
✓Active and integral part of Investor Relations team that collectively engaged with 290 investors across 203 firms to share the Company's strategic vision and attended 12 conferences; hosted multiple property tours as well as interviews with top-tier trade media publications
✓Championed and provided guidance on corporate responsibility strategy, achieving on-target performance against key environmental and organizational goals; continued hotel climate risk assessments through detailed development of resilience investment opportunities

Individual Performance for Mr. Ghosh - Executive Vice President, Chief Financial Officer

✓Led Enterprise Analytics team in conjunction with Asset Management to consistently engage with third party managers to drive revenues while maintaining expense discipline; led Enterprise Analytics initiative to drive revenues and expense control, completing engagements at five properties; developed reporting and benchmarking for ancillary revenues to drive focus on these revenues
✓Initiated and reviewed financial analysis to guide capital expenditures program and evaluation of return-on-investment projects; led feasibility analysis to enable decision making on value enhancement and redevelopment projects as well as the Company’s $1.5 billion in acquisitions and potential disposition opportunities
✓Led Business Intelligence and Revenue Management teams in collaboration with Asset Management to drive revenue recovery and pursue market share gains at renovated hotels
✓Active and integral part of Investor Relations team that collectively engaged with 290 investors across 203 firms to share the Company's strategic vision and attended 12 conferences; proactively engaged with media for two broadcast interviews and five print interviews to share
Company’s strategic vision; worked to enhance relationships with rating agencies, bankers and brokers through in-person meetings and property tours
✓Led property insurance renewal process in a challenging environment which resulted in a favorable outcome for the Company; successfully settled Hurricanes Ida and Ian and Maui wildfire claims
✓Led two issuances of senior notes for $1.3 billion and led repurchase of $107 million in common stock; led refinancing of mortgage loan secured by the Hyatt Place Nashville
✓Led tabletop exercise focused on security and procedures for a key Company platform; oversaw mapping of cybersecurity processes and procedures to the NIST Cybersecurity Framework; oversaw completion of security compliance and penetration testing

Individual Performance for Mr. Tyrrell - Executive Vice President, Chief Investment Officer

✓Led Asset Management team which collaborated with the Company’s third-party hotel managers to deliver strong ancillary revenue and food and beverage performance at the Company’s properties and record Adjusted EBITDAre; led engagement with hotel operators to drive total revenues, sustainable cost savings, and return on investment and value enhancement projects
✓Led successful acquisition activity, sourcing and closing four off-market purchases of highly sought after properties for approximately $1.5 billion; oversaw negotiation of The Ritz-Carlton hotel management contract for O’ahu Turtle Bay and value creating amendments to existing hotel management contracts
✓Guided strategy, analysis and execution for redevelopment projects, management company changes and excess land sales
✓Led long term lease extensions at Westin Cincinnati and Boston Marriott Copley Place and proactively pursued other ground lease modifications and alternative use opportunities; led evaluation of potential disposition opportunities
✓Restructured Asset Management and Investments teams, promoting three individuals to leadership roles to streamline processes, improve communication and feedback, and create development opportunities
✓Expanded relationships with hotel owners, brokers, hotel managers and lenders to facilitate future opportunities
✓Served as co-executive sponsor of the Company’s Women’s inspirational Network (WIN), leading events and connecting WIN with Marriott’s
Women in Leadership group; led general managers conference to connect and collaborate with the Company's  hotel management community

Individual Performance for Ms. Aslaksen - Executive Vice President, General Counsel & Secretary

✓Actively managed all regulatory and litigation matters impacting the Company with the goal of reducing the financial and business impact on the Company
✓Oversaw legal support for development projects and capital expenditure projects, including negotiations on the residential development at
Four Seasons Orlando Resort at Walt Disney World® Resort; guided legal aspects of the on-going climate risk assessments at the
Company’s properties
✓As Corporate Secretary, oversaw all aspects of Board of Directors and Committee meetings and corporate governance matters
✓Oversaw legal aspects in connection with two issuances of senior notes for $1.3 billion and refinancing of loan secured by the Hyatt Place
Nashville
✓Served as a business partner and oversaw and advised on legal aspects for the Company’s $1.5 billion in acquisitions; oversaw legal work on disposition opportunities and the completion of ground lease extensions at Westin Cincinnati and Boston Marriott Copley Place
✓Led ESG-focused stockholder engagement with governance teams at the Company’s largest investors on issues important to stockholders and participated in all 11 ESG-focused engagements that took place in 2024, representing 53% of the Company's stockholder base; advised
Corporate Responsibility team on governance areas of focus for investors and actively engaged with and supported the Company’s
Corporate Responsibility team as a member of the ESG Executive Steering Committee
✓Partnered with Communications and Investment Relations teams to develop review processes and controls associated with expanded social media outreach
✓Led the development, drafting, roll-out and training associated with a new generative AI policy for the Company to mitigate risks associated with generative AI and to support employee productivity through the use of generative AI

Individual Performance for Mr. Lentz - Executive Vice President, Development, Design & Construction

✓Led successful completion under budget of over 150 Company-managed capital expenditure projects with a total investment of $653 million and aggregate savings of approximately $28 million; oversaw technical specification, design and completion under budget of over 1,000 hotel operations projects totaling $98 million, with an aggregate savings of $5.5 million
✓Oversaw immediate response to Hurricanes Helene and Milton, initiating remediation and stabilization efforts to mitigate property damage following loss of power and building systems; led planning and reconstruction efforts in support of the phased reopening of the Don CeSar;
continued hotel climate risk assessments through detailed development of resilience investment opportunities and prioritized capital allocation to mitigate near-term climate risks
✓Led repositioning of Hilton Singer Island to Singer Island Oceanfront Resort, a Curio Collection Hotel and oversaw successful construction progress of the condominium development project at the Four Seasons Orlando Resort at Walt Disney World® Resort, with the mid-rise building topping out five weeks ahead of schedule
✓Led completion of design, buyout and on-schedule commencement of transformational renovations at the first three hotels in the Hyatt
Transformational Capital Program
✓Provided executive leadership and oversight of the Company’s Corporate Responsibility program and investments in ESG initiatives;
participated in cross-functional senior leadership team to engage with ESG teams at the Company’s key investors and participated in all 11
ESG-focused engagements that took place in 2024; led engagement with the Company’s supply chain on ESG matters through site visits, industry and association events and incorporated two new supplier-related goals for 2030 through biennial strategic supplier conference;
drove initiatives in support of green bond strategy and achievement of sustainability-linked credit facility targets, resulting in maximum interest rate benefit
✓Oversaw continued process improvements to streamline annual capital planning and cash flow forecasting, enabling improved cash management practices

Summary of Annual Cash Incentive: Based on the Committee’s review and determinations discussed above, the named executive officers received the following annual cash incentive for 2024:

			Results 2024 Annual Incentive
Name	Target as % of Salary	Target Annual Incentive	Capex Cash Flow	ROIC	Individual Performance	Total Annual Incentive(1)	% of Target Achieved
Mr. Risoleo	175	$1,925,000	$2,156,000	$439,353	$770,000	$3,365,400	175
Mr. Ghosh	100	675,000	756,000	154,059	270,000	1,180,100	175
Mr. Tyrrell	100	650,000	728,000	148,353	195,000	1,071,400	165
Ms. Aslaksen	100	550,000	616,000	125,529	220,000	961,600	175
Mr. Lentz	100	550,000	616,000	125,529	165,000	906,600	165
(1)Total annual incentive amounts are rounded up to the nearest $100.
LONG-TERM INCENTIVES

The long-term incentives are equity-based awards and are denominated in performance-based and time-based restricted stock units. These awards represent the largest component of total target direct compensation for all named executive officers, representing between 52% and 75% in 2024. Dividends accrue on unvested awards, but are paid only when, and if, the restrictions on the awards lapse. The Company does not currently use stock options to compensate its directors, officers or employees. The
Company discontinued the granting of options after 2016.

The majority of our long-term incentive compensation is performance-based. Performance-based restricted stock units are eligible to vest after three years upon achievement of relative TSR and Company Adjusted EBITDAre goals. These measures provide a link to stockholder value creation, with recognition of the other companies against which Host may be competing for capital.

Under the 2024 compensation program, awards of restricted stock units are eligible to vest based on the following:
▶Performance-Based (60% of the target long-term incentive opportunity) restricted stock units that vest at the end of a three-year period:
■Adjusted EBITDAre Performance (half of the target performance-based opportunity) restricted stock units that vest based on achievement of a key measure of operating performance, with targets set and measured annually at the beginning of each year for 2024, 2025, and 2026, but with vesting only at the end of the three-
year period;
■Relative TSR (half of the target performance-based opportunity) restricted stock units that vest based on the
Company’s three-year performance period (2024-2026) compared to the performance of the NAREIT Lodging
& Resorts Index; and
▶Time-based (40% of the target long-term incentive opportunity) restricted stock units that vest ratably over a three-year period.

The design of the 2024 equity-based awards is summarized below:
2024 RESTRICTED STOCK UNIT AWARDS

30%
RELATIVE TSR PERFORMANCE FOR 2024 TO 2026
30%
ADJUSTED EBITDAre PERFORMANCE FOR 2024 TO 2026
40%
TIME-BASED

The Culture and Compensation Committee believes the performance orientation and rigor of the 2024 long-term incentive program emphasizes long-term value creation and aligns the executive team's compensation with Company performance and stockholder outcomes over the long-term. Adjusted EBITDAre targets are established annually by the Committee at the beginning of each year.
While the targets are set and measured annually, the 2024 awards will vest only in 2027 based on actual performance achieved for each year. For more information on the Adjusted EBITDAre measure and a reconciliation to the applicable GAAP measure, see the
Company’s Annual Report on Form 10-K in “Management’s Discussion and Analysis of Financial Condition and Results of
Operations—Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre for Host Inc. and Host L.P.” on page 67.
Achievement levels for Adjusted EBITDAre and the relative TSR measure are set for threshold, at which 25% of shares may be earned, target, at which 50% of the shares may be earned and high performance, at which all shares are earned. No shares are earned if performance is below threshold, and results will be interpolated between the levels of threshold, target and high.
High
Performance
Level
Percentage of
Shares Earned
100%
50%
25%
Target
Threshold
The threshold, target, and high levels of relative three-year TSR performance are the 30th, 50th, and 75th percentiles, respectively.
The threshold, target and high goals for Adjusted EBITDAre for 2024 are set forth in the “2024 Results on Adjusted EBITDAre
Measure” section below.  Set forth in the table below are the target levels established by the Committee for each of the named executive officers under the long-term incentive program for 2024 as well as a summary of the target levels of restricted stock units for each component of the program.

Name	Target Long-Term Incentive ($)(1)	3-Year Time Based Units (#)	3-Year Relative TSR Units 2024 - 2026 (Target) (#)	3-Year Adjusted EBITDAre Units 2024 - 2026 (Target) (#)	Total Restricted Stock Units (Target) (#)
Mr. Risoleo	$8,975,000	200,264	150,198	150,198	500,660
Mr. Ghosh	2,650,000	59,131	44,348	44,348	147,827
Mr. Tyrrell	2,200,000	49,090	36,817	36,817	122,724
Ms. Aslaksen	1,200,000	26,776	20,082	20,082	66,940
Mr. Lentz	1,400,000	31,239	23,429	23,429	78,097
(1)This column reflects the target level dollar value of long-term incentives. These are equity-based awards. The Culture and Compensation
Committee determines the dollar value that should be awarded and the number of shares of restricted stock units underlying the award is then determined by dividing the value by the average of the closing prices of the Company’s common stock on The Nasdaq Stock Market for the 60 calendar days up to and including December 31, 2023, which was $17.93. The Committee believes that an average price over a period of time is a better gauge of value as it mitigates the volatility of using single day stock prices.
2024 Results on Adjusted EBITDAre Measure: The threshold, target and high goals for Adjusted EBITDAre were established in
February 2024 by the Culture and Compensation Committee. The goals were based on the Company’s 2024 business plan and budget, both of which were approved by the Board of Directors. As in prior years, the Company’s budget was established through a rigorous hotel-by-hotel analysis and reflected industry consensus expectations as well as budget expectations of our hotel operators for each hotel. In taking these factors into account, each of the threshold, target and high goals for 2024 exceeded their respective 2023 goal by over 10%. We believe that the design of the plan, whereby performance goals are set at the beginning of the year for each of the three years, led to the Committee approving significantly higher goals in 2024 than would have likely been the case if the 2024 goals were set in 2022 or 2023 (i.e., at the beginning of the three-year period for awards granted in 2022 and
2023).

The 2024 threshold, target and high goals for Adjusted EBITDAre performance each exceeded their respective 2023 goal by over 10%.
The Company was able to deliver operational improvements in 2024 driven by rate increases and increases in food and beverage revenues and other ancillary spending at our hotels as well as the successful capital allocation efforts discussed in the 2024
Company Performance Highlights at the beginning of this CD&A. The successful execution of our acquisitions helped partially offset lower than expected results from our hotels in Maui, a key market for the Company, which is still recovering from the wildfires in 2023. In addition, the Company continued to benefit from its efforts in recent years of working with its hotel managers to control costs by modernizing brand standards, streamlining departments and securing changes to the hotel operating model to achieve cost savings. As a result, the Company had strong financial performance in 2024, resulting in slightly above target achievement against the Adjusted EBITDAre goals.
2024 ACTUAL ADJUSTED EBITDAre RESULTS
(in millions)

	Threshold	Target	High	Actual
Adjusted EBITDAre	$1,472	$1,635	$1,799	$1,656
Awards Eligible to Vest for 2024 Based on 2022 - 2024 Adjusted EBITDAre Performance: The equity awards granted in 2024 will vest in 2027 based on the Company's Adjusted EBITDAre performance over the three-year period of 2024 to 2026, and therefore none of the awards were eligible to vest in 2024. The restricted units eligible to vest for 2024 based on Adjusted
EBITDAre performance reflect restricted stock unit awards that were granted in 2022 for performance over the three-year period of
2022 to 2024.
The actual Adjusted EBITDAre results from 2022 (performance outcome: high) and 2023 (performance outcome: between target and high), as discussed in detail in our prior years' proxy statements, together with the 2024 results (performance outcome: slightly above target) discussed above, ultimately led to the restricted stock units being earned between the target and high levels.

The chart below shows, for each named executive officer, the total number of restricted stock units granted in 2022 that were eligible to be earned based on Adjusted EBITDAre performance for the 2022 - 2024 measurement period, the target level of such restricted stock units, the actual number of such restricted stock units earned, and the number of such restricted stock units forfeited by each named executive officer.

	Adjusted EBITDAre Restricted Stock Units
Name	Restricted Stock Units Granted (High)	Restricted Stock Units (Target)	Restricted Stock Units Earned	Restricted Stock Units Forfeited
Mr. Risoleo	256,204	128,102	205,225	50,979
Mr. Ghosh	63,610	31,805	50,953	12,657
Mr. Tyrrell	70,678	35,339	56,615	14,063
Ms. Aslaksen	35,338	17,669	28,307	7,031
Mr. Lentz	33,572	16,786	26,892	6,680
2024 Results on Relative TSR Measure: The equity awards granted in 2024 will vest based on the Company’s relative TSR performance over the three-year period from 2024 to 2026 and therefore none of the awards were eligible to vest in 2024. The restricted stock units eligible to vest for 2024 reflect performance-based restricted stock unit awards that were granted in 2022 and which were eligible to vest based on the Company’s relative TSR (measured as a percentile) compared to the NAREIT Lodging &
Resorts Index for the period January 1, 2022 through December 31, 2024. The number of restricted stock units earned for the relative TSR portion of the long-term incentive program was at the high level based on the Company’s strong relative TSR performance over the period. As noted in the 2024 Performance Highlights at the beginning of this CD&A, we returned $632 million of capital to stockholders in 2024 through dividends, bringing the total dividends declared for the year to $0.90 per share, with a dividend yield of 5.1% based on the Company's closing stock price of $17.52 as of December 31, 2024.
2022-2024
Actual
Results
93rd Percentile
(High)
HIGH
75th Percentile
TARGET
50th Percentile
THRESHOLD
30th Percentile
2022 – 2024 ACTUAL TSR RESULTS(1)
2022 – 2024
GOALS
(1)TSR is the increase in the price of the Company’s common stock at year-end December 2024 over the price at year-end December 2021, plus dividends paid on the Company’s common stock during each year. The stock price is calculated, in each case, as the average of the closing price of the Company’s common stock on The Nasdaq Stock Market on the last 60 calendar days of the year.
The table below shows for each named executive officer, the actual number of restricted stock units that were eligible to vest based on the Company’s relative TSR over the three-year period of 2022 to 2024 and the number of restricted stock units earned and forfeited.

	2022 - 2024 TSR-Based Restricted Stock Units
Name	Restricted Stock Units Granted (High)	Restricted Stock Units Granted (Target)	Restricted Stock Units Earned	Restricted Stock Units Forfeited
Mr. Risoleo	256,204	128,102	256,204	—
Mr. Ghosh	63,610	31,805	63,610	—
Mr. Tyrrell	70,678	35,339	70,678	—
Ms. Aslaksen	35,338	17,669	35,338	—
Mr. Lentz	33,572	16,786	33,572	—
Summary of Performance-Based Restricted Stock Units Results: The chart below summarizes the number of performance-
based restricted stock units that were eligible to vest for 2024 and the number of performance-based restricted stock units earned and forfeited by the named executive officers for 2024. The total number of performance-based restricted stock units earned exceeded target for 2024 due to the Company’s strong results on Adjusted EBITDAre (performance outcome: slightly above target)
and relative TSR (performance outcome: high).

Name	Total Restricted Stock Units Eligible to Vest For 2024	Total Restricted Stock Units Earned For 2024	Total Restricted Stock Units Forfeited For 2024
Mr. Risoleo	512,408	461,429	50,979
Mr. Ghosh	127,220	114,563	12,657
Mr. Tyrrell	141,356	127,293	14,063
Ms. Aslaksen	70,676	63,645	7,031
Mr. Lentz	67,144	60,464	6,680
Role of the Culture and Compensation Committee, Market Data and Peer
Group
The Culture and Compensation Committee reviews compensation levels, trends and practices every year and has retained an independent compensation consultant, Pay Governance (as discussed in more detail below), to assist in its review. In addition to a review of program design, the Committee annually reviews and approves total target direct compensation levels for senior executives. Data from three sources was approved by the Committee for use in generally assessing and comparing pay levels at the Company and for setting target compensation for 2024. These were (1) pay data reported in 2023 proxy filings for peer companies, (2) 2023 general industry survey data of companies for non-real estate specific functions, size adjusted based on revenues, and (3) 2023 McLagan survey data focused on companies of similar size in terms of total capitalization. The proxy peer group pay data is the primary data source used in establishing total target compensation for the named executive officers. The other two data sources were also used in establishing total target compensation for members of the senior executive team. These other data sources may also be used in setting target compensation for the named executive officers. The Committee may also consider other broad compensation data sources as it determines necessary.
The peer group is reviewed on a regular basis and is generally comprised of 15-25 companies, which is a sufficient number to provide robust market data and minimize year-over-year changes to the extent possible. The peer group companies primarily operate in the real estate and/or hospitality industry and with North American operations or a similar business model to that of the
Company. The companies are generally our competitors for talent and/or investment capital. They are screened based on size and generally fall within a range of a market capitalization that is 0.25 times to 5 times that of the Company, assets within a range of
0.40 times to 2.5 times that of the Company, and revenues in the range of 0.40 times to 2.5 times that of the Company. For 2024 compensation decisions, the Committee continued to use the same peer group as in the prior year except for the following changes:
▶Duke Realty was removed following its acquisition by Prologis, Inc.;

▶SL Green Realty Corp was removed because its market capitalization has remained below the screening criteria; and
▶Alexandria Real Estate Equities, Inc. was added because it met each of the screening criteria and its asset class distribution (office REIT) is similar to SL Green Realty Corp that it was intended to replace.
The compensation peer group consisted of the following 17 companies:

COMPENSATION PEER GROUP
Alexandria Real Estate Equities, Inc.	Kimco Realty Corporation
AvalonBay Communities, Inc.	Marriott International, Inc.
Boston Properties, Inc.	Park Hotels & Resorts, Inc.
Equity Residential	Regency Centers
Essex Property Trust, Inc.	UDR, Inc.
Federal Realty Investment Trust	Ventas, Inc.
Healthpeak Properties, Inc.	Vornado Realty Trust
Hilton Worldwide Holdings, Inc.	Welltower, Inc.
Hyatt Hotels Corporation
The McLagan survey data provided the Committee with industry specific references for a broad range of companies. It also reflected companies against which the Company competes directly for talent and investment capital. The general industry database presented information from a broader market than the real estate industry and is consistent with the Company’s inclusion in the
S&P 500 Index.
The Committee generally compared the compensation of each senior executive to multiple percentiles of the applicable data source. In addition, the Committee took into consideration the characteristics of each executive’s position, scope of responsibilities, experience, performance and internal equity. The Committee relies on this range of competitive information, rather than a targeted reference point to inform its establishment of compensation levels. Pay for an executive officer who is new to a position tends to be at the lower end of the competitive range, while pay for seasoned executives would tend to be positioned at the higher end of the competitive range.
Role of the Compensation Consultant
Pursuant to its charter, the Culture and Compensation Committee is authorized to engage, retain and terminate any consultant, as well as approve the consultant’s fees, scope of work and other terms of retention. Starting in 2010, the Committee retained Pay
Governance LLC as its advisor. Pay Governance advises and consults with the Committee on compensation issues, compensation design and trends, and keeps the Committee apprised of regulatory, legislative, and accounting developments and competitive practices related to executive compensation.
Pay Governance assists the Committee in the design, structure and implementation of the current executive compensation program. It also reviews, at the direction of the Committee, compensation levels, trends and practices at least annually. Pay
Governance does not determine the exact amount or form of executive compensation for any executive officers. Pay Governance reports directly to the Committee and representatives of Pay Governance, when requested, attend meetings of the Committee, are available to participate in executive sessions and communicate directly with the Committee Chair or its members outside of meetings. Pay Governance has also served as a consultant retained by the Nominating, Governance and Corporate Responsibility
Committee to assist the Committee with its review of the compensation of independent directors. Pay Governance is retained by and conducts its work at the direction and request of the Board committees. It is not retained by, and does no work directly for, the
Company.
In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Pay
Governance addressed each of the six independence factors established by the SEC with the Culture and Compensation
Committee. Its responses affirmed the independence of Pay Governance on executive compensation matters. Based on this assessment, the Committee determined that the engagement of Pay Governance does not raise any conflicts of interest or similar concerns. The Committee also evaluated the independence of other outside advisors to the Committee, including outside legal counsel, considering the same independence factors and concluded that their work for the Committee does not raise any conflicts of interest. The Culture and Compensation Committee may delegate any or all of its responsibilities to a subcommittee but did not do so in 2024. The Committee’s Report on Executive Compensation appears later in this proxy statement.
Culture and Compensation Committee Interlocks and
Insider Participation
None of the members of the Culture and Compensation Committee who served during 2024 were, during 2024, an officer or employee of the Company, were formerly an officer of the Company or had any relationship that is required to be disclosed as a transaction with a related person. During 2024, none of the Company’s executive officers served on the board of directors or the compensation committee of any other entity that had one or more of its executive officers serving on the Company’s Board or its
Culture and Compensation Committee.
Risk Considerations
Prior to adopting the annual compensation program in 2024 and making its determinations on results and payments under the program, the Culture and Compensation Committee considered whether the design and structure created incentives for senior management to engage in unnecessary or excessive risk taking. The executive compensation program is designed to compensate the named executive officers and other members of senior management for reaching or exceeding financial and personal goals approved by the Committee. The compensation programs of the Company are all centrally designed and centrally administered.
The elements of compensation for senior management and upper middle management are also the same: base salary, annual cash incentive awards and long-term incentives. The Committee reviews the compensation of executives and department heads and relies upon its judgment in determining pay approaches and outcomes. Additionally, in assessing whether the compensation program involves unnecessary risk taking the Committee considered the following factors:
▶the pay mix is weighted toward long-term incentives that align senior management interests with stockholders;
▶total achievable pay is capped—including annual cash incentives and long-term incentives;
▶both annual incentives and long-term incentives have a formulaic framework with pre-established targets and pre-set formulas and limits for pay-outs;
▶“tally sheets” for the named executive officers, prepared by Pay Governance, are reviewed and address all elements of compensation and potential outcomes under a range of scenarios from threshold to high performance;
▶stock ownership and retention guidelines ensure that senior management will retain an ownership stake and prohibit sales that would allow executives to fall below the ownership requirements;
▶internal policies prohibit use of margin accounts, hedging or pledging of stock;
▶a recoupment policy is in effect (as described in more detail below);
▶performance metrics are tied to key measures of corporate success;
▶financial performance is reviewed with the Audit Committee; and
▶the financial measures under our annual cash incentive plan of capex cash flow and return on invested capital are tied to the annual budget and business plan which the Board reviews, discusses and approves.
The Committee has full responsibility for approving the goals and the resulting payouts and retains the discretion to reduce awards as appropriate. Based on these factors, the Company believes that the program appropriately focuses on executive performance and does not create an incentive for management to engage in unnecessary and excessive risk taking.
Additional Policies and Benefits
While the key elements of the executive compensation program and compensation actions are described above, the named executive officers are also eligible to participate in the Company’s health and welfare programs, our tax-qualified Retirement and
Savings Plan (401(k)), and other programs on the same basis as all other employees. There are also additional benefits and policies that apply only to the named executive officers and other senior executives, which are described here.

STOCK OWNERSHIP AND RETENTION POLICY

All members of senior management must comply with the Company’s equity ownership and retention policy, which ensures that senior executives have a meaningful economic stake in the Company, while allowing for appropriate portfolio diversification. The policy provides that members of senior management should own and retain stock equal to the following respective multiple of their annual salary rate:
Members of senior management are expected to satisfy the minimum stock ownership levels required by the policy and, once achieved, remain at, or above, their required ownership level as long as they remain employed by the Company. In order to progress toward the stock ownership requirement, employees must retain 75% of “Covered Shares” until the equity ownership level is attained. For the purposes of the policy, “Covered Shares” are the net after-tax shares received upon the vesting of each stock award under any Company equity compensation plan or other written compensation arrangement. Only certain types of equity are counted when determining compliance with the policy, which include: (a) stock owned directly; and (b) stock acquired as a result of vesting of stock under the Company’s senior executive compensation program. Vested and unvested stock options or stock options exercised and held are not included in the calculation.
Senior management is prohibited from selling more than 25% of Covered Shares if they are not in compliance with the applicable minimum ownership levels or if the sale would result in holdings below the guidelines. None of senior management has a plan in place by which they sell Company stock on a periodic basis (referred to as a 10b5-1 plan). The Culture and Compensation
Committee reviews compliance with the policy, and all named executive officers complied with the policy. In addition, all named executive officers have met the required stock ownership levels in 2024.
RECOUPMENT POLICIES

The Company adopted a policy, effective January 1, 2012, that requires the reimbursement of excess incentive compensation payments in the event that the Company is required to make a material restatement of its financial statements. The policy applies to all members of senior management and ensures that any fraud, intentional misconduct or illegal behavior leading to a restatement of the Company’s financial result would be properly addressed. Under the policy, the Board would review all incentive plan compensation that was paid on the basis of having met or exceeded specific performance targets for the performance periods in question. If the cash incentive awards or stock compensation received under the program would have been lower had they been calculated based on such restated results, it is the general policy of our Board to seek to recoup, for the benefit of the Company, the portion of the excess compensation that was received by any individual who engaged in fraud, intentional misconduct or illegal behavior in connection with the financial results that were restated. The Board will, in its reasonable business judgment, decide whether to pursue such recoupment from an individual based on those factors that our Board believes to be reasonable.

In addition, effective as of October 2, 2023, the Company adopted an additional compensation recovery policy as required by Rule
10D-1 under the Securities Exchange Act of 1934, as amended, and the corresponding listing standards of The Nasdaq Stock
Market. This policy provides for the mandatory recovery (subject to limited exceptions) from current and former executive officers of incentive-based compensation that was erroneously received during the three years preceding the date that the Company is required to prepare an accounting restatement. Covered restatements include both a restatement to correct an error that is material to previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-
based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial statements.
INSIDER TRADING CONTROLS, HEDGING, SHORT SALES AND PLEDGING

Because we believe it is improper and inappropriate for any Company personnel to engage in short-term or speculative transactions involving our stock, the Company’s Insider Trading Policy Statement provides that directors, officers and employees, and family members sharing the same household, abide by the following policies with respect to Company securities:
▶no “in and out” trading in Company securities; Company securities purchased in the open market must be held for a minimum of six months and ideally longer;
▶no short sales; these sales, including “selling against the box” transactions, are prohibited;
▶no buying or selling puts or calls; the Company prohibits trading in options or other derivatives on Company stock;
▶no hedging; the Company prohibits entering into hedging transactions on Company securities (i.e., financial instruments that hedge or offset, or are designed to hedge or offset, any decrease in the value of the Company’s common stock, including prepaid variable forward contracts, equity swaps and collars); the policy applies to Company common stock acquired as part of compensation, or common stock otherwise held, directly or indirectly, by such person; and
▶no margin accounts or stock pledges; the Company prohibits employees, officers and directors from purchasing
Company securities on margin or holding Company securities in a margin account or otherwise pledging Company securities as collateral for loans.
Executives and directors annually certify that they have complied with the policy, and no Company securities are currently pledged by executives or directors, nor will executives and directors be permitted to pledge them in the future.
We have adopted an Insider Trading Policy Statement that governs the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations and NASDAQ listing standards. A copy of our Insider Trading Policy Statement is filed as Exhibit 19.1 to our 2024
Annual Report on Form 10-K.
PERQUISITES AND OTHER PERSONAL BENEFITS

We provide limited perquisites to our named executive officers and other designated senior executives, that we believe to be fair and reasonable, and that generally serve a legitimate business purpose. These limited perquisites represent a very small portion of total compensation for our named executive officers. They consist of: dining, complimentary rooms, and other hotel services when on personal travel at hotels that we own or that are managed by our major operators; financial planning and tax services;
commuting expenses; executive physical examinations; a club membership to facilitate business events and meetings; spousal travel to business events; business entertainment expenses; and relocation expenses. We provide reimbursement for taxes associated with these benefits. We believe that it is appropriate and consistent with practices within the lodging and hospitality industry to encourage our executives to continually enhance their understanding of our properties and the operations of our key managers at our properties and other hotels managed by our major operators. In addition, our executives may be asked to attend lodging and hospitality industry and entertainment events, where attendance of the executive and a spouse may be expected or customary. In those cases, we may pay for or reimburse the business travel and related expenses of the executive and spouse.
We believe that offering financial planning and tax services represents a minimal cost while ensuring that executives are in compliance with tax requirements. Since we encourage our executives to use these perquisites and the Company benefits from the knowledge gained and business relationships formed and maintained within the industry, we reimburse the executives for the taxes incurred in connection with such benefits.

EXECUTIVE DEFERRED COMPENSATION PLAN

Our Executive Deferred Compensation Plan allows participants to save for retirement in excess of the limits applicable under our
Retirement and Savings Plan. It is not a tax qualified plan. Eligible employees, including the named executive officers, may defer up to 100% of their cash compensation (that is, salary and bonus) in excess of the amounts first deferred into the Retirement and
Savings Plan. We provide a match of $0.50 for each $1.00 deferred under the plan, up to a maximum of 8% of the participant’s compensation less the amount credited to the Retirement and Savings Plan. In addition, we may make a discretionary matching contribution of up to $0.50 on each $1.00 up to 8% of the participant’s compensation. This is the only non-qualified retirement plan offered to senior executives. The Company does not have a pension plan and does not have a supplemental executive retirement program.
SEVERANCE PLAN

The Company has a severance plan that has been in effect since 2003 and applies to employees at the level of senior vice president and above. The Culture and Compensation Committee believes that a severance plan allows the Company to provide properly designed severance benefits on a consistent basis, which promotes stability and continuity of senior management. As part of the annual executive compensation review process, the Committee reviews the key terms of the severance plan with its
Compensation Consultant. The provision of severance upon a change-in-control aligns the Company’s interests with its stockholders by eliminating distractions that arise with the uncertainty of these transactions and avoiding the loss of key members of management during a critical period. The severance plan requires a “double trigger” for payment in the context of a change-in-
control, that is, there must be both a change in control and a termination by the Company without “cause” or by the executive for
“good reason” in the period beginning 30 days prior to the change in control and ending one year after the change-in-control. The severance plan does not provide for tax gross-ups on any payments made in connection with a termination or a change in control.
The cost of any excise tax that a member of senior management might incur related to a payment under the plan would be borne by the individual. In addition, prior to its annual compensation determinations, the Committee reviews the level of severance pay and benefits that the named executive officers would receive under the plan and under equity award agreements. Under the restricted stock unit agreements, a change in control coupled with a triggering event would result in the acceleration and vesting of all long-term incentive awards.
For additional information regarding the severance plan, including an estimate of payments the named executive officers would have been entitled to receive on December 31, 2024 upon various termination events, see “Executive Officer Compensation—
Severance, Retirement and Change in Control Payments.”
IMPACT OF SECTION 162(m) ON COMPENSATION

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 per person on the amount of compensation that a public company may deduct in any year with respect to certain current or former executive officers. The Culture and Compensation
Committee believes that stockholder interests are best served by not restricting the Committee’s flexibility in structuring compensation plans, even though such plans may result in non-deductible compensation expenses. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that in certain cases is not deductible by the Company for federal income tax purposes. In the event that some portion of employee compensation is subject to Internal
Revenue Code Section 162(m) and is not deductible, our taxable income would increase to the extent of the disallowed deduction and, as a real estate investment trust, we could be required to make additional dividend distributions to our stockholders, or to pay tax on the undistributed income provided that we have distributed at least 90% of our taxable income, excluding capital gain.

Executive Officer Compensation
Summary Compensation Table for Fiscal Year 2024

Name	Year	Salary(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total

Richard E. Marriott (*) Chairman of the Board	2024	$396,777	—	$460,800	$73,814	$931,391
	2023	396,777	—	525,900	65,106	987,783
	2022	396,777	—	382,400	70,334	849,511
James F. Risoleo President and Chief Executive Officer	2024	1,100,000	$11,418,105	3,365,400	546,872	16,430,377
	2023	1,050,000	12,746,827	3,511,400	386,359	17,694,586
	2022	1,050,000	10,291,269	2,650,400	482,815	14,474,484
Sourav Ghosh Executive Vice President, Chief Financial Officer	2024	675,000	3,224,078	1,180,100	209,639	5,288,817
	2023	600,000	2,750,354	1,180,300	218,796	4,749,450
	2022	600,000	2,410,527	830,900	157,866	3,999,293
Nathan S. Tyrrell Executive Vice President, Chief Investment Officer	2024	650,000	2,835,166	1,071,400	193,500	4,750,066
	2023	600,000	3,278,861	1,120,300	211,229	5,210,390
	2022	600,000	2,876,155	830,900	181,879	4,488,934
Julie P. Aslaksen Executive Vice President, General Counsel and Secretary	2024	550,000	1,531,651	961,600	128,264	3,171,514
	2023	510,000	1,764,861	952,300	73,581	3,300,742
	2022	500,000	1,454,595	692,400	69,370	2,716,365
Michael E. Lentz Executive Vice President, Development, Design & Construction	2024	550,000	1,723,537	906,600	173,552	3,353,689
	2023	500,000	1,606,462	983,600	157,503	3,247,565
	2022	500,000	1,276,989	742,400	190,896	2,710,286
*Mr. Marriott is not a named executive officer under the SEC rules, but summary compensation information is provided in the interest of full disclosure.
(1)Salary. Salary is established at an annual rate, determined on the basis of a 52-week year, and is paid bi-weekly. The amount listed in the salary column includes amounts deferred at the election of the named executive officer under our Executive Deferred Compensation Plan in any such year.
(2)Stock Awards. The amounts in this column reflect the aggregate grant date fair value of restricted stock unit awards calculated in accordance with FASB ASC Topic 718, based upon the probable outcome of the performance conditions as of the grant date for performance-based awards, excluding the effect of estimated forfeitures, which is the methodology that the Company uses to expense the awards for accounting purposes.  The Culture and Compensation Committee makes its assessments on the appropriate share amounts for restricted stock unit awards using a 60 calendar day average of the closing stock prices of the Company's common stock in order to mitigate the effects of volatility. Differences between grant date stock price value and the 60-day average price will result in differing valuations. For that reason, the
2024 target compensation values discussed previously in the Compensation Discussion and Analysis (CD&A) section may be higher or lower than the grant date fair value of the award for accounting purposes and as reflected on the Summary Compensation Table above.
The CD&A explains the conditions for vesting of the restricted stock units, which for 2024 are: (i) the Company’s performance against annual
Adjusted EBITDAre goals, which vests at the end of a three-year period, (ii) the results of the Company’s total stockholder return compared against the NAREIT Lodging & Resorts Index over a three-year performance period, and (iii) time-based, with restricted stock units vesting over a three-year period in substantially equal installments. The values included in the table for 2024 reflect the full value of the 2024 awards with time-based vesting or vesting based on three-year total stockholder return, but only the portion of the awards that vest based on Adjusted
EBITDAre that are tied to 2024 performance, because annual performance goals for this metric are set at the beginning of the applicable year.
Since future year targets were not set as of December 31, 2024, there was no grant date fair value for accounting purposes for those portions of the award that vest based on Adjusted EBITDAre performance for 2025 and 2026. Similarly, the amounts shown in the table for 2024 also include the portion of the restricted stock units granted in 2022 and 2023 that vest based on 2024 Adjusted EBITDAre performance, which performance goals were set at the beginning of 2024.
Assuming the highest level of performance is achieved and all restricted stock units vest, the fair value of the 2024 restricted stock unit awards calculated in accordance with FASB ASC Topic 718 would be as follows:  Mr. Risoleo, $13,456,196; Mr. Ghosh, $3,753,846; Mr. Tyrrell,
$3,343,953; Ms. Aslaksen, $1,805,409; and Mr. Lentz, $2,016,237. These amounts reflect the maximum value of the time-based and three-

year total stockholder return vesting portions and the maximum value of the tranches of the restricted stock units granted in 2022, 2023, and
2024 that vest based on 2024 Adjusted EBITDAre performance.
For information on the assumptions and methodology used in calculating the grant date fair values based on the probability of achievement at target as reflected in the table, see “Note 9—Employee Stock Plans—Senior Executive Plan” in the Notes to Consolidated Financial
Statements in our 2024 Annual Report on Form 10-K.
(3)Non-Equity Incentive Plan Compensation. These amounts reflect the annual cash incentive awards paid to each named executive officer or deferred under the Executive Deferred Compensation Plan.
(4)All Other Compensation. All Other Compensation consists of the following amounts:
▶Matching contributions of $11,500 made under the Retirement and Savings Plan (401(k) Plan) to each of Mr. Marriott, Mr. Risoleo,
Mr. Ghosh, Mr. Tyrrell, Ms. Aslaksen, and Mr. Lentz.
▶Discretionary matching contributions of $11,500 made under the Retirement and Savings Plan to each of Mr. Marriott, Mr. Risoleo,
Mr. Ghosh, Mr. Tyrrell, Ms. Aslaksen, and Mr. Lentz.
▶Matching contributions made under the Executive Deferred Compensation Plan as follows:  Mr. Marriott, $25,407; Mr. Risoleo,
$172,879; Mr. Ghosh, $62,597; Mr. Tyrrell, $59,235; Ms. Aslaksen, $30,240; and Mr. Lentz, $49,767.
▶Discretionary matching contributions made under the Executive Deferred Compensation Plan as follows:  Mr. Marriott, $25,407; Mr.
Risoleo, $172,879; Mr. Ghosh, $62,597; Mr. Tyrrell, $59,235; Ms. Aslaksen, $30,240; and Mr. Lentz, $49,767.
▶Perquisites and other personal benefits provided to Mr. Risoleo in 2024 equaled $105,896, which includes dining and complimentary rooms and other hotel services when on personal travel at hotels owned by us or managed by our major operators ($63,372), financial planning and tax services, commuting expenses, a club membership to facilitate business events and meetings, and spousal travel for business events.
Perquisites and other personal benefits provided to other named executive officers in 2024 included dining and complimentary rooms and other hotel services when on personal travel at hotels owned by us or managed by our major operators, financial planning and tax services, health benefits, and spousal travel for business events. The amounts were as follows: Mr. Ghosh,
$31,767; Mr. Tyrrell, $25,963; Ms. Aslaksen, $24,586; and Mr. Lentz $26,376. For 2024, there were no reportable perquisites or other personal benefits provided to Mr. Marriott.
▶Tax reimbursements associated with the 2024 perquisites and other personal benefits as follows:  Mr. Risoleo, $72,219; Mr. Ghosh,
$29,678; Mr. Tyrrell, $26,067; Ms. Aslaksen, $20,197; and Mr. Lentz, $24,642.

Grants of Plan-Based Awards in Fiscal Year 2024
The following table provides information about the possible payments under our annual cash incentive award in 2024 and the awards of restricted stock units in 2024.

Name	Grant Date	Estimated Possible Payments Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payments Under Equity Incentive Plan Awards (2)			All Other Stock Awards(3) #	Full Grant Date Fair Value (4)
		Threshold $	Target $	Maximum $	Threshold #	Target #	Maximum #

Richard E. Marriott	7-Feb-24	$148,791	$297,583	$595,166
James F. Risoleo	7-Feb-24	962,500	1,925,000	3,850,000
	7-Feb-24				145,453	290,905	581,810		$7,567,028
	7-Feb-24							200,264	3,851,077
Sourav Ghosh	7-Feb-24	337,500	675,000	1,350,000
	7-Feb-24				40,096	80,192	160,384		2,086,989
	7-Feb-24							59,131	1,137,089
Nathan S. Tyrrell	7-Feb-24	325,000	650,000	1,300,000
	7-Feb-24				36,246	72,491	144,982		1,891,165
	7-Feb-24							49,090	944,001
Julie P. Aslaksen	7-Feb-24	275,000	550,000	1,100,000
	7-Feb-24				19,529	39,058	78,116		1,016,748
	7-Feb-24							26,776	514,902
Michael E. Lentz	7-Feb-24	275,000	550,000	1,100,000
	7-Feb-24				21,613	43,226	86,451		1,122,811
	7-Feb-24							31,239	600,726
(1)As described under “Annual Cash Incentive” in the CD&A, these are amounts that may be earned based on the performance of the Company in achieving one-year performance goals based on capital expenditure cash flow and return on invested capital, and on the personal performance by each executive towards achieving the Company’s annual business plan as approved by the Culture and Compensation
Committee. The actual amounts earned by the named executive officers in 2024 are reflected in the Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation” and are described in the CD&A under “2024 Compensation Results—Annual Cash
Incentive.”
(2)Under our 2024 compensation program, senior management received a restricted stock unit award on February 7, 2024, which was eligible to vest subject to performance conditions. The performance conditions of the restricted stock units under our 2024 compensation program are (i)
the Company’s performance against Adjusted EBITDAre goals for 2024 which will vest in 2027, and (ii) the results of the Company’s annual total stockholder return compared against the NAREIT Lodging & Resorts Index over a forward-looking three-year performance period.
Dividends accrue on the restricted stock units but are not paid unless the restricted stock units vest. The amounts shown in the table also include the portion of the restricted stock units under our 2022 and 2023 compensation programs that are earned based on 2024 Adjusted
EBITDAre performance goals set at the beginning of 2024 and vest in 2025 and 2026. See the Outstanding Equity Awards at 2024 Fiscal Year
End table below for additional information on these awards.
(3)Under our 2024 compensation program, senior management received a time-based restricted stock unit award on February 7, 2024 with restricted stock units vesting annually over a three-year period measured from the grant date in substantially equal installments, provided the executive remains employed by the Company at the time of vesting. The full number of restricted stock units that could vest during the three-
year period is shown, even though the executive will not fully vest in these units until the third anniversary of the grant date.
(4)The amounts reflect the grant date fair value of restricted stock unit awards calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. See “Note 9—Employee Stock Plans—Senior Executive Plan” in the Notes to Consolidated Financial
Statements in our 2024 Annual Report on Form 10-K for information on the assumptions and methodology used in calculating the grant date fair values.

Outstanding Equity Awards at 2024 Fiscal Year End
The following table summarizes all the equity awards made to the named executive officers that were outstanding as of December
31, 2024.

Name	Grant Date	OPTION AWARDS(1)				STOCK AWARDS
		Number of Shares Underlying Unexercised Options Exercisable #	Number of Shares Underlying Unexercised Options Unexercisable #	Option Exercise Price $	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (2) #	Market Value of Shares or Units of Stock that have not Vested (2) $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested (3) #	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (4) $

James F. Risoleo	15-Jan-15	10,543		$23.76	15-Jan-25
	15-Apr-15	4,128		19.93	15-Apr-25
	9-Feb-22					56,935	$997,501	512,408	$8,977,388
	8-Feb-23					127,840	2,239,757	503,370	8,819,042
	7-Feb-24					200,264	3,508,625	300,396	5,262,938
Sourav Ghosh	17-Feb-15	851		23.56	17-Feb-25
	15-Jul-15	1,762		21.09	15-Jul-25
	9-Feb-22					14,136	247,663	127,220	2,228,894
	8-Feb-23					27,893	488,685	109,826	1,924,152
	7-Feb-24					59,131	1,035,975	88,696	1,553,950
Nathan S. Tyrrell	15-Jan-15	6,069		23.76	15-Jan-25
	15-Apr-15	817		19.93	15-Apr-25
	9-Feb-22					15,706	275,169	141,356	2,476,557
	8-Feb-23					30,992	542,980	122,027	2,137,913
	7-Feb-24					49,090	860,057	73,634	1,290,072
Julie P. Aslaksen	9-Feb-22					7,853	137,585	70,676	1,238,244
	8-Feb-23					17,046	298,646	67,116	1,175,872
	7-Feb-24					26,776	469,116	40,164	703,673
Michael E. Lentz	14-Mar-16	13,980		16.87	14-Mar-26
	9-Feb-22					7,461	130,717	67,144	1,176,363
	8-Feb-23					17,046	298,646	67,116	1,175,872
	7-Feb-24					31,239	547,307	46,858	820,948
(1)All option awards are fully vested and have a 10-year life from the date of grant. The Company discontinued granting options after 2016.
(2)These columns reflect the number and value of time-based restricted stock units awarded under our 2022, 2023 and 2024 compensation programs. The restricted stock units vest annually over a three-year period measured from the grant date in substantially equal installments provided the executive remains employed by the Company at the time of vesting. For the 2024 award, the full three-year number of restricted stock units is shown, even though the executive will not fully vest in these restricted stock units until February 7, 2027. For the 2023 award, the remaining two-thirds of the unvested award is shown. For the 2022 award, the remaining one-third of the unvested award is shown. The value is based on the closing price of our stock on December 31, 2024 of $17.52 multiplied by the number of restricted stock units.
(3)The number of shares under this column includes restricted stock units awarded under our 2022, 2023 and 2024 compensation programs which are eligible to vest subject to the attainment of performance conditions.  The 2022 award vests based on (i) performance against
Adjusted EBITDAre goals for 2022, 2023 and 2024; while the goals are set annually, the award vests only in 2025, and (ii) the results of the
Company’s total stockholder return over a three-year performance period from 2022-2024. The 2023 award vests based on (i) performance against Adjusted EBITDAre goals for 2023, 2024 and 2025; while the goals are set annually, the award vests only in 2026, and (ii) the results of the Company’s total stockholder return over a three-year performance period from 2023-2025. The 2024 award vests based on (i)
performance against Adjusted EBITDAre goals for 2024, 2025 and 2026; while the goals are set annually, the award vests only in 2027, and
(ii) the results of the Company’s total stockholder return over a three-year performance period from 2024-2026. For all awards, the Company’s total stockholder return performance is compared against the NAREIT Lodging & Resorts Index over a three-year performance period. For the portions of the awards eligible to vest for 2024, the determination of whether and to what extent those measures were satisfied was made by the Culture and Compensation Committee in February 2025. The number of shares shown assumes maximum performance, except (i) the restricted stock units granted in 2024 and eligible to vest based on total stockholder return performance for the period from 2024-2026 are shown based on target performance and (ii) the restricted stock units eligible to vest based on performance against Adjusted EBITDAre goals for 2025 and 2026 are shown based on threshold performance.

(4)The value is calculated based on the closing price of our stock on December 31, 2024 of $17.52 multiplied by the number of performance-
based awards shown in the prior column.
Option Exercises and Stock Vested in Fiscal Year 2024
The chart below shows stock awards that vested and stock options exercised by the named executive officers during 2024. The
Company does not currently use stock options to compensate its directors, officers or employees. The Company discontinued the granting of options after 2016. The performance-based restricted stock units shown vested in February 2024 based on performance against annual Adjusted EBITDAre goals for 2021, 2022 and 2023 and the results of the Company's total stockholder return performance over a three-year period from 2021 to 2023.  Restricted stock units which vested based on performance for
2024 did not vest until February 2025 when the Culture and Compensation Committee met and made its determinations on performance measures and are not included in the table below.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise #	Value Realized on Exercise(2)	Number of Shares Acquired on Vesting(1) #	Value Realized on Vesting(2)
James F. Risoleo	28,136	$195,545	1,031,741	$20,244,379
Sourav Ghosh	—	—	198,334	3,892,264
Nathan S. Tyrrell	—	—	294,658	5,781,898
Julie P. Aslaksen	—	—	149,844	2,940,654
Michael E. Lentz	—	—	110,837	2,174,715
(1)These are (i) performance-based awards that vested on February 20, 2024, the date that the Culture and Compensation Committee determined the results on performance measures for 2023, and (ii) time-based restricted stock units that vested during 2024.
(2)For option awards, the value realized on exercise is calculated by multiplying (i) the number of shares exercised by (ii) the difference between the closing price of the Company’s common stock on the date of exercise and the exercise price of the option. For restricted stock units, the value realized on vesting is determined by multiplying the shares vested by the closing prices of the Company’s common stock on the applicable dates of vesting.
Nonqualified Deferred Compensation
The Company has an Executive Deferred Compensation Plan in which the named officers participate. This is the only non-qualified retirement plan offered to senior executives. The Company does not have a pension plan and does not have a supplemental executive retirement program.
The following table summarizes the named executive officers’ compensation under the Executive Deferred Compensation Plan as of December 31, 2024. The aggregate balance shown includes amounts earned through December 31, 2024 and voluntarily deferred.

Name	Executive Contributions in Last Fiscal Year	Company Contributions in Last Fiscal Year	Company Discretionary Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End (1)
James F. Risoleo	$368,758	$172,879	$172,879	$1,284,229	—	$12,313,535
Sourav Ghosh	148,193	62,597	62,597	103,188	—	1,174,155
Nathan S. Tyrrell	141,470	59,235	59,235	283,650	—	2,400,466
Julie P. Aslaksen	76,184	30,240	30,240	8,621	$28,690	173,563
Michael E. Lentz	183,801	49,767	49,767	94,381	—	1,025,622
(1)Amounts reflect vested values as of December 31, 2024 for all named executive officers. Amounts shown in the “Aggregate Balance at Last
Fiscal Year-End” column include the Company’s discretionary contributions for fiscal year 2024, even though such amounts were not deposited into the accounts under the Executive Deferred Compensation Plan until February 2025.

Under the Executive Deferred Compensation Plan, participants may defer any portion of their base salary or any amounts awarded under the annual cash incentive award program. Participants direct their deferrals into investment funds, which are substantially the same funds available for investment under the 401(k) Plan. Participants’ accounts may or may not appreciate, and may depreciate, depending on the performance of their investment choices. The Company does not guarantee any returns and none of the investment choices provide interest at above-market rates. The Company matches $0.50 of each $1.00 deferred, up to a maximum of 8% of the participant’s compensation less the amount credited to the 401(k) Plan. The Company may provide an annual discretionary matching contribution of up to $0.50 on each $1.00 deferred up to 8% of the participant’s compensation.
Participants fully vest in Company contributions after three years of continued employment. The vesting schedule is 33% vesting after one year; 66% vesting after two years; and 100% vesting after three years or more. All named executive officers who have contributed to the plan are fully vested. Company contributions are fully vested (100%) for distributions related to normal retirement, death, disability and change of control.
The Executive Deferred Compensation Plan offers automatic lump sum distributions upon death or disability. The participant may elect to receive lump sum or installment distributions upon separation from service, or with respect to his or her deferrals only (but not Company contributions) on such other dates certain that a participant may elect. Such elections are made at the time the participant elects to defer compensation for a year. However, “key employee” distributions payable upon separation from service will be delayed for six months. Participants may also elect to receive a lump sum distribution of their account in the event of a change in control. Plan assets are held in a rabbi trust.
Severance, Retirement and Change in Control Payments
SEVERANCE

The Company has a severance plan that applies to its senior executives, which was adopted in 2003 and amended and restated
effective as of December 31, 2015. The plan provides for benefits in the event of a senior executive’s death or disability, or where a senior executive leaves the Company under the following circumstances:
▶As a result of a termination without “cause.” “Cause” is defined broadly to include failure to perform assigned duties in a reasonable manner, or as a result of incompetence or neglect; violating a material policy of the Company; engaging in any act of dishonesty or bad faith with respect to the Company or its affairs; committing any act that reflects unfavorably on the executive or the Company; or engaging in any other conduct that in the reasonable judgment of the Board justifies termination.
▶As a result of a voluntary termination by the executive for “good reason.” “Good reason” means that there has been a material diminution in such executive’s authority, duties or responsibilities; a material diminution in an executive’s overall compensation opportunity; or a material change in the geographic location at which an executive is required to perform his or her duties for the Company. “Good reason” does not include a change that is solely a diminution in title or a change in reporting relationships.
An executive or member of senior management who is terminated for cause or who voluntarily leaves without good reason is not entitled to any benefits under the Severance Plan.
The key benefits under the Severance Plan for a termination without “cause” or a voluntary departure for “good reason,” which are contingent on the execution of a release and a one-year non-competition agreement with the Company, are:
▶An executive would receive a payment equal to a multiple of his or her current annual base salary and the average cash incentive bonus that was paid over the prior three-years. For example:
■The president and chief executive officer would be entitled to receive a payment equal to 2x his or her current base salary and 2x his or her average annual cash incentive award over the prior three years.
■All other executives would be entitled to receive a payment equal to 1x his or her current base salary and 1x his or her average annual cash incentive award over the prior three years.
▶We would pay for the continuation of the executive’s health and welfare benefits for up to 18 months or until the executive is re-employed, whichever period is shorter.

The Company does not “gross up” or pay any excise tax associated with these payments. The cost of any tax would be borne by the executive. In addition, under the terms of the restricted stock unit agreements, following a termination without "cause" or a voluntary departure for "good reason", the executives’ restricted stock unit award would accelerate and vest as follows:
▶The executive would vest in the unvested portion of the time-based award that would have otherwise vested during the twelve months following the date of termination ; and
▶If such termination occurs in the final year of the performance period, the executive would also remain eligible to vest in the portion of the relative total stockholder return award and three-year Adjusted EBITDAre award which had been scheduled to vest in the year in which the termination date occurs based on the Company’s actual performance during the performance period as determined by the Culture and Compensation Committee.
The table below quantifies the compensation that would become payable to a senior executive assuming employment ended on
December 31, 2024. The compensation and benefits are in addition to benefits available generally to all employees, such as distributions under the Company’s Retirement and Savings Plan and accrued vacation pay.
POTENTIAL SEVERANCE PAYMENTS

	Mr. Risoleo	Mr. Ghosh	Mr. Tyrrell	Ms. Aslaksen	Mr. Lentz
Termination payment (1)	$8,551,467	$1,738,767	$1,657,533	$1,418,767	$1,427,533
Restricted Stock Units (2)	11,371,146	2,844,460	3,063,512	1,558,334	1,521,805
Cost of benefit continuation (3)	37,964	56,227	56,227	56,227	56,227
Deferred compensation balance (4)	12,313,535	1,174,155	2,400,466	173,563	1,025,622
Total	$32,274,111	$5,813,608	$7,177,738	$3,206,890	$4,031,186
(1)Amounts reflected are a multiple of base salary and average annual incentive award. The president and chief executive officer would receive two times his or her base salary and two times the average of his or her annual incentive award for 2022, 2023, and 2024. All other executives would receive one times his or her base salary and one times the average of his or her annual incentive award for 2022, 2023 and 2024.
(2)Amounts are based on the closing price of our stock on December 31, 2024 of $17.52 and vesting as described above.
(3)Amounts reflect the costs associated with continuation of coverage for group medical, vision and dental benefits for 18 months based on current COBRA rates.
(4)The amounts shown reflect the vested portion of deferred compensation account balances as of December 31, 2024.
RETIREMENT

Under the terms of the Company's restricted stock unit agreements, an executive's restricted stock unit awards would vest as follows if the executive's employment terminates as a result of his or her retirement:
▶Subject to the consent of the Culture and Compensation Committee, the executive would immediately vest in the unvested portion of all time-based awards; and
▶For performance-based awards granted beginning in 2023, a pro-rated portion of the Adjusted EBITDAre performance award and the relative total stockholder return performance award would vest following the end of the performance period based on the Company's actual level of performance for the performance period.
For purposes of the restricted stock unit agreements, an executive is "retirement" eligible when (i) for awards granted beginning in
2023, the executive has attained age 55, (ii) the executive's full-time employment with the Company equals or exceeds five years of service and (iii) the executive's age plus years of service with the Company as a full time employee equals or exceeds 68.
As of December 31, 2024, Mr. Risoleo and Mr. Lentz were our only named executive officers eligible for retirement.  Based on the closing price of our stock on December 31, 2024 of $17.52 and vesting as described above, the value of the restricted stock units vesting upon their hypothetical retirement on December 31, 2024 would have been $21,665,894 and $2,984,450, respectively.

CHANGE-IN-CONTROL

All "change-in-control" payments and benefits are subject to a "double trigger," meaning that payments are made only when both a change in control of the Company and a qualifying termination of employment occur.

The Severance Plan also provides for certain payments in the event that there is a “double trigger,” that is a change in control of the Company and the occurrence of any of the following events during the period beginning 30 days prior to the change in control and ending one year after a change in control:
▶A termination of the executive without “cause,” as previously explained above;
▶A voluntary termination by the executive for “good reason,” as previously explained above.
If a double trigger occurs, the key benefits under the Severance Plan, which are contingent on the execution of a release and a one-year non-competition agreement with the Company, are:
▶An executive would receive a payment equal to a multiple of his or her current annual base salary and the average cash incentive bonus that was paid over the prior three years. For example:
■The president and chief executive officer would be entitled to receive a payment equal to 3x his or her current base salary and 3x his or her average annual cash incentive award over the prior three years.
■All other executives would be entitled to receive a payment equal to 2x his or her current base salary and 2x his or her average annual cash incentive award over the prior three years.
▶An executive would be entitled to receive a pro-rata portion of his or her annual cash incentive award for the year based on a “target” level of performance on all measures.
▶We would pay for the continuation of the executive’s health and welfare benefits for up to 18 months or until the executive is re-employed, whichever period is shorter.
The Company does not provide any consideration for excise taxes that the named executive officers might incur as a result of these payments. The cost of any tax would be borne by the executive. In addition, under the terms of the restricted stock unit agreements, the executives’ restricted stock unit award would accelerate and all then unvested restricted stock units would vest if the executive is terminated without “cause” or resigns for “good reason” following a change in control (with performance-based restricted stock units vesting based on the high level of performance).
The table below quantifies the compensation that would become payable to a senior executive under these circumstances assuming that both triggering events occurred on December 31, 2024. The compensation and benefits are in addition to benefits available generally to all employees, such as distributions under the Company’s 401(k) Plan and accrued vacation pay.
POTENTIAL CHANGE-IN-CONTROL PAYMENTS

	Mr. Risoleo	Mr. Ghosh	Mr. Tyrrell	Ms. Aslaksen	Mr. Lentz
Termination payment (1)	$12,827,200	$3,477,533	$3,315,067	$2,837,533	$2,855,067
Target Annual Cash Incentive (2)	1,925,000	675,000	650,000	550,000	550,000
Restricted Stock Units (3)	36,328,053	9,308,166	9,178,237	4,894,790	5,138,791
Cost of benefit continuation (4)	37,964	56,227	56,227	56,227	56,227
Deferred compensation balance (5)	12,313,535	1,174,155	2,400,466	173,563	1,025,622
Total	$63,431,752	$14,691,080	$15,599,997	$8,512,113	$9,625,706
(1)The termination payment is a multiple of base salary and average annual cash incentive award. The president and chief executive officer would receive three times his or her base salary and three times the average of his or her annual cash incentive award for 2022, 2023 and
2024. All other executives would receive two times his or her base salary and two times the average of his or her annual incentive award for
2022, 2023 and 2024.

(2)Under the severance plan, the named executive officers would receive a pro-rata portion of the annual incentive award at the target level of performance. The amount reflected here is for a full-year since the table is done as of December 31, 2024. This annual cash incentive would not otherwise be earned until the Culture and Compensation Committee met and determined the results on the performance measures, which generally occurs in the February following the year of performance.
(3)Under the restricted stock unit agreements, all unvested restricted stock units would accelerate and vest in the event of a change in control and termination of employment without cause or termination by the executive for good reason. The value is determined by multiplying the shares by $17.52, the closing price of our stock on December 31, 2024.
(4)Amounts reflect costs associated with the continuation of coverage for group medical, vision and dental benefits for 18 months based on current COBRA rates.
(5) The amounts shown reflect the vested portion of deferred compensation account balances as of December 31, 2024.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes information as of December 31, 2024 relating to equity compensation plans of the Company pursuant to which grants of restricted stock, options, restricted stock units or other rights to acquire shares may be granted from time to time.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the 1st column)
Equity compensation plans approved by stockholders (2)	5,109,349	$20.10	21,909,868
Equity compensation plans not approved by stockholders	—	—	—
TOTAL	5,109,349	$20.10	21,909,868
(1)Restricted stock units do not have an exercise price and were not included in calculating weighted average exercise prices.
(2)Includes the Company’s Employee Stock Purchase Plan and the 2024 Comprehensive Stock and Cash Incentive Plan.
CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer
Protection Act, we are providing the following information regarding the relationship between the annual total compensation of our employees and the annual total compensation of Mr.
Risoleo, our Chief Executive Officer. We consider the pay ratio specified herein to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of
Regulation S-K.
63:1 CEO PAY RATIO

The Company’s CEO pay ratio ranks within the lowest 10% among S&P 500 companies and is 3x lower than the median ratio for S&P 500 companies (192:1)

We believe executive pay must be internally consistent and equitable to motivate our employees to create stockholder value. We are committed to internal pay equity, and the Culture and Compensation Committee monitors the relationship between the pay our executive officers receive and the pay our employees receive. We recognize that our continued success is highly dependent upon the retention of experienced, motivated and loyal employees at all levels of our organization. We continually review our compensation practices to ensure that the compensation of every employee reflects the level of his or her position and responsibilities and is reviewed so as to be competitive to similar positions in the applicable labor market, while maintaining an appropriate balance between executive compensation and our overall compensation levels. By doing so, we maintain a highly qualified, stable workforce, which is reflected in the fact that the average tenure with the Company is 14 years. The compensation program for all employees is aligned with the structure of executive officer compensation. The primary components of compensation for both employees and executive officers include: base salary, annual cash incentive bonus, and long-term incentive equity-based compensation (which is granted to all employees at or above upper middle management). The same metrics (return on invested capital and capital expenditure cash flow) are the primary components for determining the annual cash incentive bonus for both employees and executive officers. There are, however, some differences in the design of the long-term incentive equity-based compensation. While the long-term equity incentive grants for both executive officers and upper middle management include a total stockholder return component and a component based on Company performance against Adjusted
EBITDAre targets, the grants for upper middle management are also based in part on individual performance objectives. In contrast, the equity incentive grants for executive officers do not include individual performance objectives and are solely based on quantitative metrics. Our compensation and benefit programs are designed to encourage and reward all employees who contribute to our success. For more information on the Company’s compensation philosophy, see “Our Compensation Program” within the
CD&A.
Mr. Risoleo had 2024 annual total compensation of $16,430,377 as reflected in the Summary Compensation Table included in this proxy statement. Our median employee’s annual total compensation for 2024 was $260,628, as determined in the same manner as the total compensation for Mr. Risoleo. Based on this information, for 2024, the estimated ratio of the median of the annual total compensation of all of our employees (other than our CEO) to the annual compensation of our CEO was 1 to 63.
As permitted under SEC rules, we are using the same median employee for our 2024 pay ratio calculation as we used for our 2023 pay ratio calculation because we did not experience any meaningful changes in our employee population or employee compensation arrangements during 2024 that we reasonably believe would significantly impact our pay ratio disclosure. To identify the median employee from our employee population for purposes of our 2023 pay ratio calculation, we determined the annual total compensation of each of our employees as of December 31, 2023 in accordance with the requirements of Item 402(c)(2)(x) of
Regulation S-K. We considered all Company employees, including those working less than 40 hours per week, and included base salary, annual incentive bonus, and stock compensation for purposes of determining the median employee. Using this methodology, we determined that our median employee was a full-time employee with the title of manager.
WORKPLACE DEMOGRAPHICS

To assist investors in their assessment of the Company’s CEO pay ratio, the Company is providing supplemental information on its workforce. As of December 31, 2024, the Company had 164 employees, all of which work in the United States. The vast majority work in the Company’s headquarters in Bethesda, Maryland, while others work in the Company’s regional office in Miami. The employees at the Company’s properties are the employees of the Company’s third-party hotel managers, who are responsible for hiring and maintaining employees and setting their compensation. The Company does not use temporary or seasonal workers. As of December 31, 2024, the vast majority of Company employees were full time employees, with five employees classified as part-
time. The workforce is professional, experienced and motivated, with the average tenure of 14 years as noted above. The majority of the Company’s employees have college degrees and many have advanced degrees as well.
Pay Versus Performance
The following table sets forth information concerning the compensation of our chief executive officer (principal executive officer or
PEO) and the Company’s other named executive officers (NEOs) for 2020 through 2024 and our financial performance for each such year.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs (1)	Value of Initial Fixed $100 Investment Based On		Net Income (in millions)	Adjusted EBITDAre (3) (in millions)
					Total Stockholder Return	Peer Group Total Stockholder Return(2)
2024	$16,430,377	$14,939,111	$4,141,022	$3,843,547	$109.66	$92.90	$707	$1,656
2023	17,694,586	29,907,884	4,127,037	6,361,224	116.04	94.80	752	1,629
2022	14,474,484	17,474,419	3,478,720	3,977,313	90.99	76.50	643	1,498
2021	11,520,730	16,474,154	2,814,068	3,681,933	95.39	90.32	(11)	532
2020	10,094,761	13,697,907	1,920,755	2,434,772	80.25	76.40	(741)	(168)
(1)Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2024	James F. Risoleo	Sourav Ghosh, Nathan Tyrrell, Julie Aslaksen and Michael Lentz
2023	James F. Risoleo	Sourav Ghosh, Nathan Tyrrell, Julie Aslaksen and Michael Lentz
2022	James F. Risoleo	Sourav Ghosh, Nathan Tyrrell, Julie Aslaksen and Michael Lentz
2021	James F. Risoleo	Sourav Ghosh, Nathan Tyrrell, Julie Aslaksen and Joanne Hamilton
2020	James F. Risoleo	Sourav Ghosh, Brian Macnamara, Nathan Tyrrell, Julie Aslaksen and Joanne Hamilton
Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable year, adjusted as set forth in the table below. The dollar amounts shown do not reflect the value of vested compensation actually received by our NEOs during the applicable year. Instead, the dollar amounts also include the values of unvested and vested equity awards during the applicable year based on year-end stock prices, various accounting valuation assumptions and projected performance related to our performance-based restricted stock units. “Compensation actually paid,” determined in accordance with SEC rules, will generally fluctuate due to stock price achievement and varying levels of projected and actual achievement of performance goals applicable to our restricted stock units. For a discussion of how our Culture and Compensation Committee assesses performance and our NEOs’ pay each year, please see the
Compensation Discussion & Analysis section of the proxy statements reporting pay for the applicable fiscal years.

	2020		2021		2022
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Deduction for amounts reported under the “Stock Awards” columns in the Summary Compensation Table for the year	$(7,625,400)	$(1,054,768)	$(7,370,377)	$(1,338,855)	$(10,291,269)	$(2,004,567)
Increase based on ASC 718 Fair Value of awards granted during applicable year that remain unvested as of the applicable year end, determined as of the applicable year end	12,272,017	1,697,501	10,732,579	1,957,339	10,795,390	2,084,805
Increase/deduction for awards granted during prior years that were outstanding and unvested as of the applicable year end, determined based on the change in ASC 718 Fair Value from the prior year end to the applicable year end	(829,684)	(102,997)	1,999,365	300,493	1,105,617	188,800
Increase/deduction for awards granted during prior years that vested during the applicable year, determined based on change in ASC 718 Fair Value from the prior year end to the vesting date	(397,270)	(51,417)	(229,683)	(28,413)	446,039	60,344
Increase based on Dividends Paid during the year prior to vesting date	183,484	25,698	(178,461)	(22,698)	944,159	169,210
Deduction of ASC 718 Fair Value of awards granted during prior year that were forfeited during the applicable year, determined as of prior year end	—	—	—	—	—	—
TOTAL ADJUSTMENTS	$3,603,146	$514,017	$4,953,424	$867,865	$2,999,935	$498,593

	2023		2024
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Deduction for amounts reported under the “Stock Awards” columns in the Summary Compensation Table for the year	$(12,746,827)	$(2,350,134)	$(11,418,105)	$(2,328,608)
Increase based on ASC 718 Fair Value of awards granted during applicable year that remain unvested as of the applicable year end, determined as of the applicable year end	15,404,665	2,833,830	10,129,887	2,063,688
Increase/deduction for awards granted during prior years that were outstanding and unvested as of the applicable year end, determined based on the change in ASC 718 Fair Value from the prior year end to the applicable year end	6,067,498	1,142,419	(1,959,068)	(374,608)
Increase/deduction for awards granted during prior years that vested during the applicable year, determined based on change in ASC 718 Fair Value from the prior year end to the vesting date	1,627,488	261,819	156,382	28,879
Increase based on Dividends Paid during the year prior to vesting date	1,860,474	346,254	1,599,638	313,174
Deduction of ASC 718 Fair Value of awards granted during prior year that were forfeited during the applicable year, determined as of prior year end	—	—	—	—
TOTAL ADJUSTMENTS	$12,213,298	$2,234,188	$(1,491,266)	$(297,475)
(2)Peer group total stockholder return is based on the cumulative total stockholder return of the NAREIT Lodging & Resorts Index. Total stockholder return amounts reported assume an initial fixed investment of $100 and that all dividends were reinvested. The Company and peer group total stockholder return for 2020 represents the one-year return for December 31, 2019 to December 31, 2020; for 2021 the returns shown represent the two-year return from December 31, 2019 to December 31, 2021; for 2022 the returns shown represent the three-year return from December 31, 2019 to December 31, 2022; for 2023 the returns shown represent the four-year return from December 31, 2019 to
December 31, 2023; and for 2024 the returns shown represent the five-year return from December 31, 2019 to December 31, 2024.
(3)Adjusted EBITDAre is a predominant measure of operating performance used by real estate investment trusts and the Company reports the measure in accordance with NAREIT guidelines, with certain adjustments, as a supplemental measure of operating performance in its earnings releases, financial presentations and SEC filings. For more information on this measure and a reconciliation to the applicable GAAP measure, see the Company’s Annual Report on Form 10-K in “Management’s Discussion and Analysis of Financial Condition and Results of
Operations—Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre for Host Inc. and Host L.P.” on page 67.
RELATIONSHIP BETWEEN PAY AND PERFORMANCE

The graphs below compare the compensation actually paid to our chief executive officer and the average of the compensation actually paid to our remaining named executive officers with (1) the Company’s total stockholder return and the cumulative total stockholder return of the NAREIT Lodging & Resorts Index, (2) Company net income, and (3) Company Adjusted EBITDAre. Total stockholder return amounts reported in the graph assume an initial fixed investment of $100 and that all dividends were reinvested.
As shown in the graphs below, compensation actually paid to the Company’s named executive officers is aligned with the
Company’s total stockholder return relative to the return of the NAREIT Lodging & Resorts Index, which the Company has outperformed for each of the time periods presented. The alignment is primarily due to the fact that long-term equity awards represent the largest component of total target direct compensation, and those equity awards are tied to relative total stockholder return and Adjusted EBITDAre performance.  As noted above, the fair value calculations of compensation paid will fluctuate based on stock price achievement.
Compensation actually paid to the named executive officers is also aligned with the Company’s net income and Adjusted
EBITDAre performance. However, the Company does not use net income as a performance measure in setting executive compensation. Net income is determined using cost accounting for real estate assets which assumes that the value of the
Company’s hotels diminishes predictably over time. Historically, the value of the Company’s hotels do not depreciate over time but are instead based on other market factors including current hotel revenues and estimated future growth. For this reason, the

Culture and Compensation Committee believes that net income is not the best performance measure for use in setting executive compensation and has instead used Adjusted EBITDAre as the quantitative metric for the long-term incentive program.

Compensation Actually Paid versus Total Stockholder Return
Compensation Actually Paid
30,000,000
28,000,000
26,000,000
24,000,000
22,000,000
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Total Stockholder Return
125
100
75
50
25
0
2020 (1-Year TSR)
2021 (2-Year TSR)
2022 (3-Year TSR)
2023 (4-Year TSR)
2024 (5-Year TSR)
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Host Hotels & Resorts TSR
NAREIT Lodging & Resorts Index TSR

Compensation Actually Paid versus Net Income
Compensation Actually Paid
30,000,000
28,000,000
26,000,000
24,000,000
22,000,000
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Net Income
1,000,000,000
750,000,000
500,000,000
250,000,000
0
(250,000,000)
(500,000,000)
(750,000,000)
(1,000,000,000)
2020
2021
2022
2023
2024
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Company Net Income

Compensation Actually Paid versus Adjusted EBITDAre

Compensation Actually Paid
30,000,000
28,000,000
26,000,000
24,000,000
22,000,000
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Adjusted EBITDAre
2,000,000,000
1,750,000,000
1,500,000,000
1,250,000,000
1,000,000,000
750,000,000
500,000,000
250,000,000
0
(250,000,000)
2020
2021
2022
2023
2024
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Company Adjusted EBITDAre

MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES

We believe the following performance measures represent the most important financial performance measures used by the
Company to link compensation actually paid to our named executive officers for the year ended December 31, 2024.

MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES

Adjusted EBITDAre
Relative Total Stockholder Return
Capital Expenditure Cash Flow
Return on Invested Capital
For additional details regarding our most important financial performance measures and how they are used in setting executive compensation, please see the sections titled “2024 Compensation —Long-Term Incentives” and “2024 Compensation—Annual
Cash Incentive” in the Compensation Discussion and Analysis section of this proxy statement.

Culture and Compensation Committee Report
To Our Stockholders:
The Culture and Compensation Committee has reviewed and discussed with management the Compensation
Discussion and Analysis of the Company. Based on its review and discussions, the Committee recommended to the
Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s
Annual Report on Form 10-K for the year ended December 31, 2024 and this proxy statement.
The Culture and Compensation Committee
A. William Stein (Chair)
Mary L. Baglivo
Mary Hogan Preusse
Gordon H. Smith

Director Compensation
2024 Director Fees
Directors who are employees receive no fees for their service as a director. Mr. Marriott, Chairman of the Board, and Mr. Risoleo,
President and CEO, were employees of the Company during 2024 and received no director fees. In 2024, we provided the following annual compensation to the Company’s non-employee directors. Directors are compensated in cash and stock to align their interests with those of our stockholders.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total
Mary L. Baglivo	$120,000	$180,000	$44,210	$344,210
Herman E. Bulls	110,500	180,000	64,667	355,167
Mary Hogan Preusse	112,000	180,000	57,829	349,829
Diana M. Laing	125,500	180,000	10,738	316,238
Walter C. Rakowich	125,500	180,000	22,590	328,090
Gordon H. Smith	168,750	180,000	34,910	383,660
A. William Stein	127,000	180,000	17,075	324,075
(1)Amount reflects an annual retainer for Board service, committee membership fees and retainers for committee chairs and Lead Director, as described below.
(2)Amount reflects annual stock awards made pursuant to the Non-Employee Directors’ Deferred Stock Compensation Plan in value equal to
$180,000. The annual stock awards are fully vested upon grant.
(3)Amount reflects:
▶Complimentary rooms, food and beverage and other hotel services for directors when they stay at properties owned by Host or managed by our major operators as follows: Ms. Baglivo, $19,762; Mr. Bulls, $35,502; Ms. Hogan Preusse, $28,307; Ms. Laing,
$5,804; Mr. Rakowich, $12,707; Mr. Smith, $18,380; and Mr. Stein, $10,356.
▶Reimbursement for taxes associated with the value of the above benefit as follows: Ms. Baglivo, $24,448; Mr. Bulls, $29,165; Ms.
Hogan Preusse, $29,521; Ms. Laing, $4,934; Mr. Rakowich, $9,883; Mr. Smith, $16,530; and Mr. Stein, $6,719
2024 Director Compensation Program
The Nominating, Governance and Corporate Responsibility Committee reviews and makes recommendations to the Board of
Directors regarding compensation and benefits for the non-employee directors. The Committee generally reviews the compensatory arrangements of the non-employee directors biennially. The compensatory arrangements for 2024 were based on a review conducted in February 2023 by the Committee with the assistance of Pay Governance LLC. Pay Governance conducted an assessment of the competitiveness of the non-employee directors’ total compensation using market data, including director compensation practices for companies comprising the S&P 500 Index (of which Host is a constituent) as well as similar peer group companies used for executive compensation analyses.  Set forth below are the complete components of director compensation for
2024, as approved by the Board upon the recommendation of the Committee.
CASH COMPENSATION

Non-employee directors receive the following cash compensation in addition to reimbursement of customary and usual travel expenses:
▶retainer of $90,000 per year;
▶$8,000 per year for membership on the Nominating, Governance and Corporate Responsibility Committee;
▶$15,000 per year for membership on the Audit Committee;

▶$10,000 per year for membership on the Culture and Compensation Committee;
▶$20,000 per year to the committee chair of the Nominating, Governance and Corporate Responsibility Committee
(Mr. Smith);
▶$30,000 per year to the committee chair of the Culture and Compensation Committee (Mr. Stein);
▶$30,000 per year to the committee chair of the Audit Committee (Ms. Laing); and
▶$50,000 per year to the Lead Director (Mr. Smith).
There are no fees paid for attendance at up to six Board meetings. Non-employee directors receive $1,500 per meeting for attendance at any Board meetings in excess of six (there were four Board meetings in 2024). Similarly, there are no fees paid for attendance at up to six meetings of the Nominating, Governance and Corporate Responsibility Committee and Culture and
Compensation Committee and up to eight meetings of the Audit Committee. Non-employee directors receive $1,500 per meeting for attendance at any committee meetings in excess of those amounts. In 2024, there were seven Audit Committee meetings, six
Culture and Compensation Committee meetings, and four Nominating, Governance and Corporate Responsibility Committee
meetings.
STOCK COMPENSATION—ANNUAL STOCK AWARD

Non-employee directors receive an annual director stock award effective after election at the annual meeting. In 2024, the value of the award equaled $180,000, with the number of shares determined based on the fair market value of the Company’s common stock on the date of the 2024 annual meeting.
Pursuant to the Non-Employee Directors’ Deferred Stock Compensation Plan, directors receive the annual stock award in fully-
vested common stock, unless a director makes an election to defer the award into stock units. Directors also elect when the stock units would be payable, which may be (i) on the 90th day following separation from service from the Board, in a lump sum or in annual installments up to 10 years, (ii) on the 90th day following the fifth anniversary of the director’s separation from service from the Board, in a lump sum or in annual installments up to 5 years, or (iii) in a lump sum payable on the 90th day following the earlier of (A) separation from service or (B) 3 or 5 years from the date of grant. All directors except Mr. Rakowich and Mr. Bulls elected to defer the 2024 stock award into stock units. The closing price of our common stock on the annual meeting date of May 15, 2024 was $18.48, which resulted in each director receiving either 9,740 shares or, if they deferred, credit for 9,740 stock units.  Directors who defer their shares are also credited with dividend equivalents that are equal in value to the dividends paid on our common stock.
STOCK OWNERSHIP POLICY

Non-employee directors must own common stock of the Company (which includes stock units held under the Non-Employee
Directors’ Deferred Stock Compensation Plan) equal in value to five times the annual cash retainer paid to directors. Compliance with this policy is measured on the first trading day of each calendar year, using the annual cash retainer then in effect and the closing price of our common stock on that day. Any subsequent change in the value of the common stock will not affect the amount of stock that directors are required to hold during that year. In the event that the annual cash retainer increases, a non-employee director will have five years from the time of such increase to acquire any additional shares needed to meet this requirement. There will be a transition period of five years for non-employee directors to achieve the ownership requirement. Mr. Marriott and Mr.
Risoleo, as employees, are subject to separate stock ownership requirements applicable to corporate officers. All directors have met the stock ownership requirement except Ms. Laing, who joined the Board in 2022.
PERQUISITES

To encourage our directors to visit and personally evaluate and provide feedback on our properties and the managers of our properties, directors receive complimentary rooms, food and beverage, and other hotel services when they stay at properties owned by us or managed by our major operators, subject to recommended annual spend of $30,000 with a limit of $90,000 measured over a three-year period. In addition, directors are reimbursed for taxes associated with the value of this benefit.

NON-EMPLOYEE DIRECTORS’ DEFERRED STOCK COMPENSATION PLAN

In addition to the annual stock award, the Non-Employee Directors’ Deferred Stock Compensation Plan allows directors to defer receipt of all or part of their annual cash retainer, committee fees, and committee chair fees until after their service on the Board has ended. Under this plan, the Company has established a stock unit account for each non-employee director and all deferred fees are credited to this account as of the date the fee would have been paid. Deferred fees are converted into stock units based on the fair market value of the Company’s common stock on the date the fee otherwise would have been paid. Dividends are
“reinvested” in additional stock units and credited to the account in stock units based on the market price of the stock on the date dividends are paid.
Upon termination of service from the Board, a director’s stock unit account is settled by delivering an amount of our shares of common stock equal to the number of stock units, and, with respect to any deferred cash fees, the Non-Employee Directors’
Deferred Stock Compensation Plan allows directors to elect to receive such shares commencing (i) on the 90th day following the director’s separation from service, in a lump sum or in substantially equal annual installments over a period not to exceed 10 years or (ii) on the 90th day following the fifth anniversary of the director’s separation from service from the Board, in a lump sum or in annual installments up to 5 years. No directors elected to defer their 2024 annual cash retainer, committee fees, or committee chair fees. With respect to annual stock awards, directors may also elect to defer payment of the award as set forth above.

Security Ownership of Certain Beneficial Owners
and Management
The following table sets forth the number of shares of our common stock and of the partnership units of Host Hotels & Resorts, L.P.
(our operating partnership) that were beneficially owned as of February 28, 2025 by:
▶each director and director nominee;
▶each executive officer named in the Summary Compensation Table;
▶all of our directors and executive officers as a group; and
▶beneficial owners of 5% or more of our common stock.
Information about the ownership of operating partnership units is included because the operating partnership units are redeemable by holders for cash or, at our election, for shares of the Company’s common stock. As of February 28, 2025, the Company owns approximately 99% of the operating partnership units.

Name	Number of Shares of Common Stock	% of Shares of Common Stock(1)	Number of Operating Partnership Units	% of Common Stock and Operating Partnership Units(2)
Directors:
Mary L. Baglivo (3)	92,243	*		*
Herman E. Bulls (3)	34,674	*		*
Mary Hogan Preusse (3)	80,567	*		*
Richard E. Marriott (4)	5,411,733	0.8%	140,296	0.8%
Diana M. Laing (3)	26,578	*		*
Walter C. Rakowich (3)	64,457	*		*
James F. Risoleo (5)	2,232,621	0.3%		0.3%
Gordon H. Smith (3)	145,855	*		*
A. William Stein (3)	79,416	*		*
Non-Director Named Executive Officers:
Sourav Ghosh (5)	292,247	*		*
Nathan S. Tyrrell (5)	586,187	*		*
Julie P. Aslaksen (5)	234,764	*		*
Michael E. Lentz (5)	247,771	*		*
All Directors and Executive Officers as a group:
(14 persons, including the foregoing) (3)(4)(5)	9,557,055	1.4%	140,296	1.4%
Certain Beneficial Owners:
BlackRock, Inc. (6)	74,128,437	10.6%		10.6%
Cohen & Steers, Inc. (7)	46,470,643	6.6%		6.6%
Norges Bank (8)	47,160,546	6.7%		6.7%
State Street Corporation (9)	48,780,076	6.9%		6.9%
The Vanguard Group, Inc. (10)	115,394,949	16.5%		16.5%
*Reflects ownership of less than 1/10th of 1%.
(1)Any descriptions of ownership or aggregations of ownership of the Company’s common stock within this proxy statement are based upon the disclosure requirements of federal securities laws. They do not indicate ownership of common stock under the Internal Revenue Code of 1986, as amended, or for purposes of the ownership limitations set forth in our Charter.  The percent of shares of common stock presented here is based upon 698,671,372 shares of common stock outstanding as of February 28, 2025.

(2)This column assumes that all operating partnership units held by the named person or group of persons are redeemed for shares of common stock, but that none of the operating partnership units held by others are redeemed for shares of common stock.
(3)The number of shares of common stock listed here includes common stock equivalents: (a) awarded annually to non-employee directors under our Non-Employee Directors’ Deferred Stock Compensation Plan; (b) resulting from non-employee directors’ election to receive part of their annual retainer, committee chair fees and attendance fees in stock pursuant to the Non-Employee Directors’ Deferred Stock Compensation
Plan; and (c) common stock equivalents for dividends relating to common stock equivalents held by each director.
(4)The number of shares of our common stock listed here for Richard E. Marriott includes:
•537,191 shares held in trust for which Richard E. Marriott is a co-trustee;
•76,957 shares held by the wife of Richard E. Marriott;
•270,427 shares held in trust for which the wife of Richard E. Marriott is a trustee; and
•1,330,610 shares held by a limited partnership, the sole general partner of which is a corporation for which Richard E. Marriott is the controlling stockholder of the voting shares.
It does not include shares held by the adult children of Richard E. Marriott, as to which Mr. Marriott disclaims beneficial ownership.
(5)The number of shares of our common stock listed here do not include restricted stock units granted under the Comprehensive Stock and Cash
Incentive Plan which are subject to forfeiture if the vesting criteria are not satisfied and which are not subject to vesting within 60 days of
February 28, 2025. The number of shares listed do include shares of common stock that may be acquired within 60 days of February 28, 2025 pursuant to the exercise of stock options granted under our Comprehensive Stock and Cash Incentive Plan. Such shares, however, are not deemed outstanding for the purpose of computing the ownership percentage of any other person. The following are the amounts of vested exercisable options for the named executive officers who hold stock options:
•Michael E. Lentz     13,980 vested options
•James F. Risoleo    14,671 vested options
•Sourav Ghosh           2,613 vested options
•Nathan S. Tyrrell       6,886 vested options
(6)BlackRock, Inc. filed an amended Schedule 13G with the SEC on January 24, 2024 to report beneficial ownership of 74,128,437 shares of our common stock. BlackRock reports that it has the sole power to dispose of all such shares and has sole voting power with respect to
67,613,019 shares. The single largest subsidiary by holding percentage, BlackRock Institutional Company, N.A., held approximately 7.4% of the Company’s issued and outstanding stock. There are no beneficial owners greater than 5%. BlackRock’s business address is 50 Hudson
Yards, New York, New York 10001.
(7)Cohen & Steers, Inc. filed a Schedule 13G with the SEC on November 14, 2024 to report beneficial ownership of 46,470,643 shares of our common stock. Cohen & Steers reports that it has the sole power to dispose of all such shares and the sole power to vote 30,019,545 shares.
Cohen & Steers business address is 1166 Avenue of the Americas, 30th Floor, New York NY 10036.
(8)Norges Bank filed a Schedule 13G with the SEC on October 15, 2024 to report beneficial ownership of 47,160,516 shares of our common stock. Norges Bank reports that it has the sole power to dispose of 46,028,686 shares, has shared power to dispose of 1,131,830 shares, and has sole voting power with respect to 46,028,686 shares. Norges Bank’s business address is Bankplassen 2, PO Box 1179 Sentrum, NO 0107
Oslo, Norway.
(9)State Street Corporation filed an amended Schedule 13G with the SEC on January 29, 2024  to report beneficial ownership of 48,780,076 shares of our common stock. State Street Corporation reports that it has the shared power to dispose of 48,681,095 shares and the shared power to vote 28,395,056  shares. State Street Corporation’s business address is State Street Financial Center, 1 Congress Street, Suite 1,
Boston, Massachusetts 02114.
(10)The Vanguard Group, Inc. filed an amended Schedule 13G with the SEC on February 13, 2024 to report beneficial ownership of 115,394,949 shares of our common stock. Vanguard reports that it has the sole power to dispose of 111,836,157 shares, has shared power to dispose of
3,558,792 shares, and has shared power to vote with respect to 1,478,915 shares. The single largest fund by holding percentage, Vanguard
Real Estate Index Fund, held approximately 3.9% of the Company’s issued and outstanding stock. There are no beneficial owners greater than 5%. Vanguard’s business address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

Certain Relationships and Related Person Transactions
Policy on Transactions and Arrangements with Related Persons
In 2007, the Nominating, Governance and Corporate Responsibility Committee recommended, and the Board of Directors adopted, a written policy with respect to related person transactions which has been updated from time to time. The policy applies to any transaction, or series of transactions, in which the Company, its subsidiaries or affiliates is or will be a participant, the amount involved exceeds $120,000, and in which any related person has or will have a direct or indirect material interest. A related person for purposes of the policy includes:
▶any Company executive officer, director or director nominee;
▶an owner of 5% or more of Company stock; or
▶any immediate family member of any person listed above.
Under the policy, the legal department will determine whether a transaction meets the requirements of a related person transaction.
If so, the transaction will be reviewed by the Board of Directors, if it is part of a transaction which itself would require Board approval, or in all other circumstances the Audit Committee will review the transaction at its next meeting. In those instances in which the legal department, in consultation with the chief executive officer, determines that it is not practicable or desirable for the
Company to wait until the next Audit Committee meeting, then the transaction will be reviewed by the chair of the Audit Committee.
Based on its consideration of all the relevant facts and circumstances, each of the Board, Audit Committee or chair will decide whether to approve the transaction.
As adopted, the policy has standing pre-approvals for transactions that meet specific criteria or are not considered related person transactions by the SEC. Pre-approved transactions include:
▶any transaction with another entity at which a related person’s only relationship is as a director, limited partner or beneficial owner of less than 10% of that entity’s equity, if the aggregate amount involved does not exceed the greater of $200,000, or 5% of that entity’s consolidated gross revenues for that year;
▶any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a related person’s only relationship is as a director, which has been approved pursuant to the Company’s
Charitable Contribution Policy if the aggregate amount involved does not exceed the greater of $200,000, or 5% of that charitable organization’s total annual revenue;
▶any transaction involving a related person where the rates or charges involved are determined by competitive bids involving third parties who are not related persons;
▶indemnification and advancement of expenses to any related person made pursuant to the Company’s Charter or
Bylaws or pursuant to any agreement;
▶management, operating, licensing and franchise agreements entered into with Marriott International, Inc. and certain of its subsidiaries to manage hotels owned or leased by the Company or its subsidiaries, including modifications and amendments to existing agreements, if such agreements, amendments or modifications are on terms and conditions substantially consistent with the Company’s then current agreements with Marriott International or other third-party operators; and
▶any fees or charges paid in the ordinary course in connection with hotel stays or events at Company owned properties by a firm, corporation or other entity that is associated with a related person.

Related Person Transactions
Prior to October 8, 1993, we and Marriott International, Inc. were operated as a single consolidated company. On October 8, 1993, in connection with the issuance of a special dividend, the consolidated company’s businesses were split between Host Marriott
Corporation (renamed Host Hotels & Resorts, Inc. in 2006) and Marriott International.
Thereafter, we retained the lodging real estate business and the airport/toll road concessions business, while Marriott International took the lodging and service management businesses. On December 29, 1995, we distributed the airport/toll road concessions business to our stockholders.
As of December 31, 2024, Richard E. Marriott, the Chairman of our Board, beneficially owned approximately 6.2% of the outstanding shares of common stock of Marriott International. Mr. Marriott’s brother, J.W. Marriott, Jr., serves as Chairman Emeritus of the Board of Marriott International and formerly served as Chairman of the Board and Chief Executive Officer. By reason of
Richard E. Marriott’s ownership of such shares, and his brother’s position at Marriott International, transactions between Marriott
International and our Company are considered related person transactions within the meaning of our policy described above. A summary of our ongoing relationships with Marriott International is provided below.
LODGING MANAGEMENT AND FRANCHISE AGREEMENTS

Marriott International and certain of its subsidiaries have entered into management and license agreements with us and certain of our subsidiaries to manage branded full-service hotels owned or leased by us and our subsidiaries. Marriott International has also entered into franchise agreements with us and our subsidiaries that allow us to use Marriott brands, associated trademarks, reservation systems and other related items for Marriott hotels for which we have entered into operating agreements with hotel management companies other than Marriott International. In 2024, we and our subsidiaries paid $188 million in the aggregate in management and franchise fees to Marriott International. The initial term of our management agreements with Marriott International is generally 15 to 25 years with one or more renewal terms at the option of the manager. The majority of these management agreements condition the manager’s right to exercise renewal options upon the satisfaction of specified economic performance criteria. Under each management agreement, Marriott International provides comprehensive management services for the hotels.
These agreements typically include the terms described below.
▶Fees for operational services. Marriott International has sole responsibility and exclusive authority for all activities necessary for the day-to-day operation of the hotels it manages, including establishing room rates, securing and processing reservations, procuring inventories, supplies and services, providing periodic inspection and consultation visits to the hotels by its technical and operational experts and promoting and publicizing the hotels. Marriott
International provides all managerial and other employees for the hotels, reviews the operation and maintenance of the hotels, prepares reports, budgets and projections, and provides other administrative and accounting support services to the hotels. These support services include planning and policy services, divisional financial services, product planning and development, employee staffing and training, corporate executive management and certain in-house legal services. Marriott International typically receives compensation in the form of a base management fee, which is calculated as a percentage (generally 3%) of annual gross revenues, and an incentive management fee, which typically is calculated as a percentage (generally 20%) of operating profit after we have received a priority return on our investment in the hotel. In the case of our hotels operating under the W®, Westin®, Luxury Collection® and St.
Regis® brands and managed by Marriott following its acquisition of Starwood Hotels & Resorts Worldwide, Inc. on
September 23, 2016 (collectively, the “Starwood-Branded Hotels”), the base management fee is only 1% of annual gross revenues, but that amount is supplemented by license fees payable to Marriott under a separate license agreement (as described below).
▶License services. In the case of the Starwood-Branded Hotels, operations are governed by separate license agreements addressing matters pertaining to the designated brand, including rights to use trademarks, service marks and logos, matters relating to compliance with certain brand standards and policies, and the provision of certain system programs and centralized services. Although the term of these license agreements with Marriott generally is coterminous with the corresponding operating agreements, the license agreements contemplate the potential for continued brand affiliation even in the event of a termination of the operating agreement (for instance, in the event the hotel is operated by an independent operator). The Marriott licensors receive compensation in the form of license fees
(generally 5% of gross revenues attributable to room sales and 2% of gross revenues attributable to food and beverage sales), which amounts supplement the lower base management fee of 1% of gross revenues received by
Marriott under the operating agreements, as noted above.

▶Chain or system programs and services. Marriott International provides chain or system programs and services generally that are furnished on a centralized basis. Such services include the development and operation of certain computer systems and reservation services, regional or other centralized management and administrative services, marketing and sales programs and services, training and other personnel services, and other centralized or regional services as may be determined to be more efficiently performed on a centralized, regional or group basis rather than on an individual hotel basis. Costs and expenses incurred in providing these chain or system programs and services generally are allocated on a cost reimbursement basis among all hotels managed by Marriott International or its affiliates or that otherwise benefit from these services.
▶Working capital and fixed asset supplies. We are required to maintain working capital for each hotel and to fund the cost of certain fixed asset supplies (for example, linen, china, glassware, silver and uniforms). We also are responsible for providing funds to meet the cash needs for hotel operations if at any time the funds available from working capital are insufficient to meet the financial requirements of the hotels.
▶Furniture, fixtures and equipment replacements. We are required to provide Marriott with all furniture, fixtures and equipment (“FF&E”) necessary for the operation of the hotels (including funding any required FF&E replacements). On an annual basis, Marriott prepares budgets for FF&E to be acquired and certain routine repairs and maintenance to be performed in the next year and an estimate of the necessary funds, which budgets are subject to our review and approval. For purposes of funding such expenditures, a specified percentage (typically 5%) of the gross revenues of each hotel is deposited by the manager into an escrow or reserve account in our name, to which the manager has access. For certain hotels, we have negotiated flexibility with Marriott that reduces the funding commitment required as follows:
■For certain hotels managed by Marriott, we have entered into an agreement with Marriott to allow for such expenditures to be funded from one pooled reserve account, rather than periodic reserve fund contributions being deposited into separate reserve accounts at each hotel, with the minimum required balance maintained on an ongoing basis in that pooled reserve account being significantly lower than the amount that would have been maintained otherwise in such separate hotel reserve accounts. Upon sale, a hotel-level reserve account would be funded (by either the purchaser or by the Company, as the seller) in the full amount of the reserve balance associated with the hotel.
■For certain of the Starwood-Branded Hotels, periodic reserve fund contributions, which otherwise would be deposited into reserve accounts maintained by managers at each hotel, are distributed to us and we are responsible for providing funding of expenditures which otherwise would be funded from reserve accounts for each of the hotels. Upon sale, a hotel-level reserve account would be funded in the amount of the subject hotel’s pro rata share, if any, of the consolidated pooled reserve balance.
▶Building alterations, improvements and renewals. Marriott is required to prepare an annual estimate of the expenditures necessary for major repairs, alterations, improvements, renewals and replacements to the structural, mechanical, electrical, heating, ventilation, air conditioning, plumbing and elevators of each hotel, along with alterations and improvements to the hotel as are required, in Marriott’s reasonable judgment, to keep the hotel in a competitive, efficient and economical operating condition that is consistent with brand standards. We generally have approval rights as to such budgets and expenditures, which we review and approve based on Marriott’s recommendations and on our judgment. Expenditures for these major repairs and improvements affecting the hotel building typically are funded directly by us, although our agreements with Marriott in respect of the Starwood-Branded
Hotels contemplate that certain such expenditures may be funded from the FF&E reserve account.

Stockholder Proposals For Our Next Annual Meeting
Proxy Statement Proposals
If you wish to submit a business proposal or nomination for director to be included in the proxy statement for our 2026 annual meeting, we must receive it no later than 5:00 p.m. Eastern time, on December 4, 2025 and no earlier than November 4, 2025. The proposal must comply with the SEC’s proxy rules and should be sent to the attention of the Secretary at Host Hotels & Resorts,
Inc., 4747 Bethesda Avenue, Suite 1300, Bethesda, MD 20814.
Director Nominations for Inclusion in Proxy Materials (Proxy Access)
Our proxy access bylaw permits a stockholder (or group of up to 20 stockholders) owning 3% or more of the Company’s outstanding shares of common stock continuously for at least 3 years to nominate and include in the Company’s proxy materials director candidates constituting the greater of two individuals or 20% of the Board, if the nominating stockholder(s) and the nominee(s) satisfy the eligibility, procedural and disclosure requirements in the Bylaws. Stockholders who do not meet the requirements may always provide written suggestions for director nominees directly to the Nominating, Governance and Corporate
Responsibility Committee. The Committee will evaluate director candidates suggested by stockholders in the same manner as those suggested by other sources. For the 2026 annual meeting, notice of a proxy access nomination must be delivered to our
Secretary at the address provided above no earlier than November 4, 2025 and no later than 5:00 p.m., Eastern time, on
December 4, 2025.
Other Proposals and Nominations
Our Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at the 2026 annual meeting of stockholders, but which is not intended to be included in the Company’s proxy statement for that meeting. Under our Bylaws, nominations for directors or other business proposals to be addressed at the next annual meeting may be made by a stockholder who was a stockholder of record at the record date set by the Board of Directors, at the time of giving the notice required by the Bylaws and at the time of the annual meeting and who is entitled to vote at the annual meeting. The written notice required by the Bylaws must be delivered to the Secretary (at the above address), no earlier than
November 4, 2025 and no later than 5:00 p.m., Eastern time, on December 4, 2025. Also, in the event that the number of directors to be elected is increased and public announcement occurs after November 24, 2025, then stockholders will have an additional 10 days from the date of the announcement to nominate candidates for director, but only with respect to any new positions created by the increase. All notices must contain all of the information required under our Bylaws, a copy of which is available, at no charge, from the Secretary, and is also available on our website (www.hosthotels.com).
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 5:00 p.m., Eastern time, on December 4, 2025.
We intend to file a proxy statement and WHITE proxy card with the Securities and Exchange Commission in connection with the solicitation of proxies for our 2026 annual meeting of stockholders.

IMPORTANT DATES FOR 2025 ANNUAL MEETING
Earliest Date to Submit Director Nominations for Inclusion in Our Proxy Statement (Proxy Access)	November 4, 2025
Last Date to Submit Director Nominations for Inclusion in Our Proxy Statement (Proxy Access)	December 4, 2025
Last Date to Submit Stockholder Proposals for Inclusion in Our Proxy Statement	December 4, 2025
Earliest Date to Submit Director Nominations or Other Business to be Presented at Our Annual Meeting	November 4, 2025
Last Date to Submit Director Nominations or Other Business to be Presented at Our Annual Meeting	December 4, 2025
Last Date to Submit Additional Information Required by Rule 14a-19 for Director Nominations (Universal Proxy Rules)	December 4, 2025

Attendance and Voting Matters
What is a proxy?
It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. This proxy is being solicited by the Board of Directors, and we have designated Sourav Ghosh and Julie P. Aslaksen as proxies for this annual meeting. When you properly sign your proxy card or vote via the Internet or telephone, you are giving the persons named on the proxy card your direction to vote your shares of common stock at the annual meeting as you designate.
What does it mean if I get more than one notice or proxy card?
You should vote by following the instructions on each notice you receive or by completing and signing each proxy card you receive.
You will receive separate instructions for all of the shares you hold in different ways, such as jointly with another person, or in trust, or in different brokerage accounts.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare
Trust Company, N.A., or Computershare, you are considered the stockholder of record with respect to those shares, and the Notice of Availability of Proxy Materials was sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Availability of
Proxy Materials was forwarded to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.
Why did I receive a Notice of Internet Availability in the mail instead of printed proxy materials?
In accordance with SEC rules, instead of mailing a printed copy of our proxy materials to all of our stockholders, we have elected to furnish such materials to stockholders by providing access to these documents over the Internet. Accordingly, on or about April 3,
2025, we sent a Notice of Internet Availability to our stockholders. These stockholders have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice of Internet Availability. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help save natural resources and reduce the cost to print and distribute the proxy materials.
Who is entitled to vote?
Any owner of common stock of the Company at the close of business on March 17, 2025, the record date, can vote at the annual meeting, and any postponements or adjournments of the meeting, and is entitled to one vote for each share of common stock owned.
How do I attend and participate in the virtual annual meeting?
Attending the Virtual Annual Meeting as a Stockholder of Record. If you were a stockholder of record as of the close of business on March 17, 2025 (i.e., you held your shares in your own name as reflected in the records of our transfer agent,
Computershare), you can attend the meeting by accessing https://meetnow.global/HST and entering the 15-digit control number on the proxy card or Notice of Availability of Proxy Materials you previously received.
Attending the Virtual Annual Meeting as a Beneficial Owner. If you were a beneficial owner as of the close of business on
March 17, 2025 (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you can attend the meeting by registering in advance by obtaining a valid proxy from your broker, bank or other agent.  Once you have received a valid proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Computershare, at
legalproxy@computershare.com and should be labeled “Legal Proxy” in the subject line.  Please include proof from your broker,

bank or other agent of your valid proxy (e.g., a forwarded email from your broker, bank or other agent with your valid proxy attached, or an image of your valid proxy attached to your email).  A copy of your valid proxy can also be sent by mail to
Computershare, Host Hotels Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.  Requests for registration must be received by Computershare no later than 5:00 p.m., Eastern time, on Friday May 9, 2025.  You will then receive a confirmation of your registration, with a control number, by email from Computershare.  At the time of the meeting, go to https://meetnow.global/
HST and enter your control number.
Asking Questions and Voting at the Virtual Annual Meeting. If you are attending the meeting as a stockholder of record or beneficial owner who has registered in advance, you will be able to submit questions and vote your shares.  Questions can be submitted within the meeting center site by clicking on the Q&A icon in the upper right-hand corner of the page. You will also be able to vote your shares electronically during the annual meeting by clicking on the “Vote” link on the Meeting Center site, if you have not already voted your shares in advance or would like to change your prior vote. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions should relate to matters of concern to stockholders generally. We ask that stockholders please limit themselves to one question/topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized, and answered together.
Attending the Virtual Annual Meeting as a Guest. If you would like to enter the meeting as a guest in listen-only mode, including if you are a beneficial owner who did not register with Computershare a proxy from your broker, bank or other agent, click on the “I am a guest” button after entering the meeting center at https://meetnow.global/HST and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.
What if I am having technical difficulties attending the virtual annual meeting?
During the annual meeting, please call Computershare Support at 888-724-2416 or 781-575-2748 if you are having any technical difficulties.  We encourage stockholders to join 15 minutes before the start time to ensure a proper connection and to give time to resolve any technical difficulties.  If you have questions regarding the virtual meeting format in advance of the meeting, please also call Computershare at the same phone numbers.
How do I vote?
Voting by Authorizing a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares in your own name as a holder of record, you may authorize a proxy to vote your shares as follows:
▶Vote by Internet. You have the option to vote via the Internet. The website for Internet voting is on the Notice of
Internet Availability and is also printed on your proxy card if you requested a printed set of proxy materials.  You will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU VOTE VIA THE
INTERNET, YOU DO NOT NEED TO RETURN A PROXY CARD.
▶Vote by Telephone. You may vote by telephone by calling the toll-free number listed on the proxy card, which may be requested by following the instructions on the Notice of Internet Availability you received. When you call, have your proxy card in hand, and you will receive a series of voice instructions, which will allow you to vote your shares of common stock. You will be given the opportunity to confirm that your instructions have been properly recorded. IF
YOU VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.
▶Vote by Mail. If you would like to vote by mail, you will need to request a set of printed proxy materials by following the instructions on the Notice of Internet Availability you received. Once you receive those materials, mark the proxy card, sign and date it, and return it to Computershare in the postage-paid envelope provided.
Voting by Proxy for Shares Registered in Street Name. If your shares are held in street name, you will receive instructions from your broker, bank or other nominee, which you must follow in order to have your shares of common stock voted.
Voting at the Virtual Meeting. To vote your shares in person at the virtual annual meeting, follow the procedures above for: “How do I attend and participate in the virtual annual meeting?” Please note that if you hold your shares in an account at a brokerage firm, bank, broker-dealer, or other similar organization (i.e., in “street name”), then you will need to register in advance following the procedures above if you would like to vote your shares at the virtual annual meeting.

Who is acting as my proxy and how will they vote my shares?
The individuals named on the proxy card are your proxies. They will vote your shares as you indicate. If you sign and return your proxy card but do not indicate how you wish to vote and you hold your shares in your own name as a holder of record, all of your shares will be voted as recommended by the Board of Directors.
However, if you hold your shares in street name, it is critical that you cast your vote in order for your vote to count. Your bank or broker is not able to vote your shares on a discretionary basis in most matters. If you hold your shares in street name and do not instruct your bank or broker how to vote, then no votes will be cast on your behalf, except to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for 2025.
May I revoke my proxy or change my vote after I have voted?
You may revoke your proxy and change your vote at any time via the Internet, by telephone or by completing, signing, dating and returning a new proxy card or voting instruction form with a later date, or at the time of the final vote by attending the virtual annual meeting and voting in person. Only your latest dated proxy we receive at or prior to the annual meeting will be counted. However, your attendance at the virtual annual meeting will not automatically revoke your proxy unless you vote again.
How can I manage the number of Annual Reports and Proxy Statements I receive?
If you share an address with any of our other stockholders, your household might receive only one copy of these documents. We will promptly deliver, upon oral or written request, individual copies of these documents to any stockholders at a shared address who received only one copy. To request individual copies for each stockholder in your household for this year and/or future years, please contact our Investor Relations department at 240-744-1000, by e-mail to ir@hosthotels.com, or by mail to Host Hotels &
Resorts, Inc., 4747 Bethesda Avenue, Suite 1300, Bethesda, MD 20814, Attn: Investor Relations. To ask that only one set of the documents be mailed to your household, please contact your bank, broker or other nominee or, if you are a stockholder of record, please call our transfer agent, Computershare, at 866-367-6351 toll-free within the United States and Canada; outside the United
States and Canada at 781-575-4320, or by mail at P.O. Box 43006, Providence, RI 02940-3006.
What vote is required to approve each proposal?
In the election of directors (proposal 1), each nominee must receive more “for” votes than “against” votes in order to be elected as a director. The affirmative vote of a majority of votes cast at the meeting is required to ratify the appointment of KPMG LLP as the
Company’s independent registered public accountants for 2025 (proposal 2) and to approve the advisory resolution on executive compensation (proposal 3).
What constitutes a “quorum”?
The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. We must have a quorum to conduct the annual meeting. If a quorum is not present or if we decide that more time is necessary for the solicitation of proxies, we may adjourn the annual meeting. We may do this with or without a stockholder vote. If there is a stockholder vote to adjourn, the named proxies will vote all shares of common stock for which they have voting authority in favor of the adjournment.
How are abstentions and broker non-votes treated?
Shares of our common stock represented by proxies that are marked “abstain” will be counted as present at the meeting for the purpose of determining a quorum. Abstentions will have no effect on the results of the vote for the election of directors, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants or the advisory vote on executive compensation.
The proposal to approve the ratification of the appointment of independent auditors is considered a ‘‘discretionary’’ item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions. In contrast, the election of directors and the advisory vote on executive compensation are ‘‘non-discretionary’’ items.
This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them.
These so-called ‘‘broker non-votes’’ will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for the election of directors or the advisory vote on executive compensation.

How can I obtain copies of documents referenced in this proxy statement?
Copies of the Company’s Corporate Governance Guidelines, code of conduct and other documents referenced in this proxy statement can be accessed in the Corporate Governance section of the Company’s website at www.hosthotels.com. Copies of these documents are also available in print to stockholders upon request by writing to:
Host Hotels & Resorts, Inc.
4747 Bethesda Avenue, Suite 1300
Bethesda, Maryland 20814
Attention: Investor Relations
How will voting on any other business be conducted?
Although we do not know of any other business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business is properly presented at the annual meeting, your signed proxy card gives authority to
Sourav Ghosh and Julie P. Aslaksen, or either of them, to vote on such matters in their discretion. Unless otherwise required by our
Charter or Bylaws or by applicable Maryland law, any other matter properly presented for a vote at the meeting will require the affirmative vote of a majority of the votes cast.
Who will count the votes?
Computershare Trust Company, N.A., our transfer agent, will act as the inspector of election and will tabulate the votes.
Who pays the cost of this proxy solicitation?
We bear all expenses incurred in connection with the solicitation of proxies. We have hired the firm of MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of $16,000, plus expenses. We will reimburse brokers, fiduciaries and custodians for their reasonable expenses related to forwarding our proxy materials to those beneficial owners.
Is this proxy statement the only way that proxies are being solicited?
No. In addition to mailing these proxy solicitation materials, our officers and employees may solicit proxies by further mailings or personal conversations, or by telephone, facsimile or other electronic means.
How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced at the annual meeting. Final voting results will be disclosed on a Current Report on
Form 8-K filed with the SEC within four business days of the date of the annual meeting, which will be available on the Company’s website at www.hosthotels.com.

Other Matters
Other Business at the Annual Meeting
Our Board is not aware of any other business that will be presented at the annual meeting. If any other business is properly brought before the annual meeting or any adjournment or postponement thereof, proxies received will be voted in accordance with the recommendation of our Board. Discretionary authority with respect to such other matters is granted by execution of the proxy.
Delinquent Section 16(a) Reports:  None
Federal securities laws require directors, executive officers, and owners of more than ten percent of our common stock to file reports with the SEC and with The Nasdaq Stock Market. These reports relate to the number of shares of our common stock that each of those persons beneficially owns, and any changes in their ownership. Based solely on our review of the copies of these reports and written representations we received from our directors and executive officers, we believe that all filings required to be made by the reporting persons during 2024 were made on a timely basis.
Online Annual Report to Stockholders
We have filed an Annual Report on Form 10-K for the year ended December 31, 2024 with the Securities and Exchange
Commission. You may obtain, free of charge, a copy of the 2024 Annual Report on Form 10-K (excluding exhibits) by writing to the Secretary, Host Hotels & Resorts, Inc., 4747 Bethesda Avenue, Suite 1300, Bethesda, Maryland 20814. We
will charge an amount equal to the reproduction cost if the exhibits are requested. Our Annual Report on Form 10-K may also be accessed electronically on our website (www.hosthotels.com).
By Order of the Board of Directors
Julie P. Aslaksen
Secretary
Dated:  April 3, 2025

HOST
HOTELS & RESORTS®

4747 BETHESDA AVENUE, SUITE 1300, BETHESDA, MARYLAND 20814

THE RITZ-CARLTON O'AHU, TURTLE BAY
(Acquired in 2024)

1 HOTEL CENTRAL PARK
(Acquired in 2024)

JW MARRIOTT WASHINGTON, DC
(LEED Gold® EBOM Certified)

THE RITZ-CARLTON, NAPLES
(Comprehensive Renovation with New Tower Development Completed in 2023)

HYATT REGENCY COCONUT POINT RESORT AND SPA
(Comprehensive renovation completed in 2021)

FOUR SEASONS RESORT AND RESIDENCES JACKSON HOLE
(Acquired in 2022)

ON THE COVER: 1 HOTEL NASHVILLE AND EMBASSY SUITES BY HILTON NASHVILLE DOWNTOWN
(Acquired in 2024)

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Online
Go to www.investorvote.com/HST
or scan the QR code — login details are located in the shaded bar below.
Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Sign up for electronic delivery at www.investorvote.com/HST

2025 Annual Meeting Proxy Card
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.
1.Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Mary L. Baglivo	☐	☐	☐	02 - Herman E. Bulls	☐	☐	☐	03 - Diana M. Laing	☐	☐	☐
04 - Richard E. Marriott	☐	☐	☐	05 - Mary Hogan Preusse	☐	☐	☐	06 - Walter C. Rakowich	☐	☐	☐
07 - James F. Risoleo	☐	☐	☐	08 - Gordon H. Smith	☐	☐	☐	09 - A. William Stein	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratify appointment of KPMG LLP as independent registered public accountants for 2025.	☐	☐	☐	3. Advisory resolution to approve executive compensation.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, officer or a corporation, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /
043VID
HOST HOTELS & RESORTS, INC.
ANNUAL MEETING OF
STOCKHOLDERS
WEDNESDAY, MAY 14, 2025, 11:30 A.M. EASTERN TIME
virtually via the Internet at https://meetnow.global/HST
To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
AGENDA
1. ELECTION OF DIRECTORS
2. RATIFY APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2025
3. ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
TRANSACTION OF OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
It is important that your shares be represented at this meeting, whether or not you attend the meeting. To make sure your shares are represented, we urge you to submit your proxy instructions by telephone, via the internet, or by completing and mailing the proxy card below.
Receive Future Proxy Materials Electronically
Help us make a difference by eliminating paper proxy mailings to your home or business. With your consent, we will send future proxy voting materials to you by email. To register for electronic delivery of future proxy materials, go to www.computershare.com/investor and sign up for electronic delivery.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.proxydocs.com/HST

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/HST
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - HOST HOTELS & RESORTS, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, MAY 14, 2025, 11:30 A.M. EASTERN TIME
The undersigned appoints Julie P. Aslaksen and Sourav Ghosh, or either of them, as proxies. Each shall have the power to appoint his or her substitute.
They are authorized to vote, as designated on the reverse side, all shares of Host Hotels & Resorts, Inc. common stock held of record by the undersigned on
March 17, 2025 at the Annual Meeting of Stockholders to be held on May 14, 2025, or any adjournment or postponement thereof, and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.
This proxy when properly executed will be voted in the manner directed herein. If this proxy is executed but no instruction is made, this proxy will be voted FOR the election of each director and FOR proposals 2 and 3. In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Your vote is important. Please vote immediately.
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address - Please print new address below.	Comments - Please print your comments below.	Meeting Attendance
		Mark box to the right if you plan to attend the Annual Meeting.	☐